UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-08915

Target Asset Allocation Funds

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 7/31/2008

Date of reporting period: 7/31/2008

Item 1 – Reports to Stockholders

JULY 31, 2008	ANNUAL REPORT

Target Conservative Allocation Fund

OBJECTIVE

Seeks current income and a reasonable level of capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Target Funds, Prudential, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

September 15, 2008

Dear Shareholder:

On the following pages, you’ll find your annual report for the Target Conservative Allocation Fund.

Target Asset Allocation Funds are managed by institutional-quality asset managers selected, matched, and monitored by a research team from Prudential Investments LLC. Portions of the Funds’ assets are assigned to carefully chosen asset managers, with the allocations actively managed on the basis of our projections for the financial markets and the managers’ individual strengths.

We believe our Target Conservative Allocation Fund will help you to achieve broad, actively managed diversification at a targeted risk/return balance with a single investment purchase. We appreciate your continued confidence in us. Keep in mind that diversification and asset allocation do not assure a profit or protect against a loss in a declining market.

Sincerely,

Judy A. Rice, President

Target Asset Allocation Funds

Target Asset Allocation Funds/Target Conservative Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.48%; Class B, 2.18%; Class C, 2.18%; Class M, 2.18%; Class R, 1.93%; Class X, 2.18%; Class Z, 1.18%. Net operating expenses apply to: Class A, 1.43%; Class B, 2.18%; Class C, 2.18%; Class M, 2.18%; Class R, 1.68%; Class X, 1.99%; Class Z, 1.18%, after contractual reduction through 11/30/2009.

Cumulative Total Returns as of 7/31/08
	One Year	Five Years	Since Inception[1]
Class A	–0.75%	34.92%	64.85%
Class B	–1.49	29.96	53.41
Class C	–1.49	29.96	53.41
Class M	–1.49	N/A	15.36
Class R	–0.99	N/A	17.60
Class X	–1.22	N/A	15.58
Class Z	–0.50	36.57	68.88
Customized Blend[2]	–0.50	33.52	**
S&P 500 Index[3]	–11.09	40.41	***
Lipper Mixed-Asset Target Allocation Conservative Funds Avg.[4]	–2.10	24.07	****

Average Annual Total Returns[5] as of 6/30/08
	One Year	Five Years	Since Inception[1]
Class A	–6.40%	5.10%	4.78%
Class B	–6.23	5.34	4.62
Class C	–2.54	5.50	4.62
Class M	–7.15	N/A	3.42
Class R	–1.20	N/A	4.61
Class X	–7.05	N/A	3.22
Class Z	–0.59	6.57	5.67
Customized Blend[2]	–0.99	5.80	**
S&P 500 Index[3]	–13.11	7.58	***
Lipper Mixed-Asset Target Allocation Conservative Funds Avg.[4]	–2.09	4.20	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns

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performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class M and Class X shares are subject to a maximum CDSC of 6%. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, B, C, and Z, 11/18/98; Class M, R, and X, 10/04/04.

2The Customized Benchmark for Target Conservative Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000 Index (40%) and the Lehman Brothers U.S. Aggregate Bond Index (60%). The Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how U.S. stock prices have performed.

4The Lipper Mixed-Asset Target Allocation Conservative Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Equity Funds category for the periods noted. Funds in the Lipper Average have a primary investment objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Mixed-Asset Funds are funds that, by portfolio practice, maintain a mix of between 20% and 40% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately 10 years after purchase, Class X shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Customized Blend Closest Month-End to Inception cumulative total returns as of 7/31/08 are 58.81% for Classes A, B, C, and Z; and 20.76% for Classes M, R, and X. Customized Blend Closest Month-End to Inception average annual total returns as of 6/30/08 are 4.99% for Classes A, B, C, and Z; and 5.26% for Classes M, R, and X.

***S&P 500 Index Closest Month-End to Inception cumulative total returns as of 7/31/08 are 27.55% for Classes A, B, C, and Z; and 22.26% for Classes M, R, and X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 6/30/08 are 2.66% for Classes A, B, C, and Z; and 5.74% for Classes M, R, and X.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 7/31/08 are 49.34% for Classes A, B, C, and Z; and 14.35% for Classes M, R, and X. Lipper Average Closest Month-End to Inception average annual total returns as of 6/30/08 are 4.37% for Classes A, B, C, and Z; and 3.84% for Classes M, R, and X.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, the Customized Blend, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Target Asset Allocation Funds/Target Conservative Allocation Fund	3

Your Fund’s Performance (continued)

Fund objective

The investment objective of the Target Conservative Allocation Fund is current income and a reasonable level of capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

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Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2008, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Target Conservative Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

Target Asset Allocation Funds/Target Conservative Allocation Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Target Conservative Allocation Fund’s performance is compared to a customized benchmark composed of broad indexes for stocks and bonds in a 40%/60% asset allocation considered appropriate for a conservative balance of risk and return potential. The Fund’s Class A shares declined 0.75% for the fiscal year ended July 31, 2008, more than the 0.50% decline of the customized benchmark, and less than the 2.10% decline of the Lipper Mixed-Asset Target Allocation Conservative Funds Average.

What was the market environment like for U.S. stocks?

It was a difficult time for virtually all equities. Problems stemming from the subprime mortgage market spread throughout the financial system in the year ended July 31, 2008, creating a full-blown liquidity/credit crisis that roiled global markets. Engulfed in the spiraling credit crisis, the financial sector turned in its worst performance in recent history. Major banks and brokerage houses reported additional write-downs, exceeding previous estimations of losses tied to the securitization of subprime mortgage loans. When events became more chaotic in March, the Federal Reserve and the Treasury Department intervened to facilitate the sale of the faltering securities firm Bear Stearns, which had been immobilized by liquidity problems. In other steps to contain financial market turmoil and to fend off a possible recession, the Federal Reserve cut key interest rates substantially, made short-term loans directly available to brokers, and created a massive lending facility for swapping debt in exchange for U.S. Treasuries.

The salutary effects of these actions were limited. Increased loan defaults and more troubled debt circulating throughout the global financial system reflected a growing list of consumer woes—substantial housing declines, tighter lending standards, rampant energy price escalation (crude oil and gasoline prices soared to record highs), and food price inflation. Softening labor markets and broadening declines in consumption joined housing weakness and higher commodity prices as strains on the economy. Declining markets and the U.S. dollar’s devaluation further soured consumer sentiment. Citing increased concerns about inflationary pressures stemming from rising food and energy prices, the Federal Open Market Committee held short-term interest rates steady at 2% at its June 2008 meeting, ending a series of consecutive reductions that began in September 2007. It noted that although tight credit conditions, the ongoing housing contraction, and the rise in energy prices are likely to weigh on economic growth over the next few quarters, economic activity continues to expand—if only at a paltry pace.

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What was the environment like for U.S. fixed income securities?

Domestic bond markets grew increasingly turbulent as the credit crisis worsened, economic conditions in the United States deteriorated, and soaring prices for oil and other commodities fed inflationary pressures in the economy. The Lehman Brothers U.S. Aggregate Bond Index finished the 12 months with a 6.15% total return, as gains earlier in the reporting period were not completely wiped out by losses in the final few months. That said, this gauge of U.S. investment-grade bond markets handily outperformed the domestic and international stock markets, both of which ended the reporting period in negative territory.

Among key components of the Lehman Brothers U.S. Aggregate Bond Index, U.S. Treasury securities turned in the best performance. From time to time, investors took refuge in ultra-safe Treasurys, alarmed by, among other developments, the massive write-downs banks and securities firms took on debt securities linked to subprime mortgages. Other markets that finished in the black included federal agency securities, high-quality residential mortgage-backed securities, commercial mortgage-backed securities, and investment-grade corporate bonds. Within the latter, the financial institutions sector posted a loss, while the industrial and utility sectors posted gains. The only major component of the Lehman Brothers U.S. Aggregate Bond Index that finished in the red was the asset-backed securities market, which was dragged down by a large double-digit decline in its home equity loan sector. Some of these loans are subprime quality.

High yield corporate “junk” bonds are not included in the Lehman Brothers U.S. Aggregate Bond Index because they are rated below investment grade. High yield bonds were volatile, rallying when market sentiment was less risk averse but selling off during times when a flight to quality favored high quality assets such as Treasurys. The high yield bond market finished the reporting period with a slight loss.

How did the asset allocation affect the Fund’s relative performance?

Asset allocation decisions negatively affected the Fund’s performance. The Fund’s underweight position in bonds hurt performance, as a weak equity market produced losses and the bond market generated gains. The Fund’s overweight position in large-cap stocks versus an underweight in small-cap stocks also detracted, since small caps outperformed. However, an emphasis on growth stocks turned out to be helpful, against the distressed condition of value stocks.

How did asset management decisions affect Fund performance?

Asset manager selection positively affected the Fund’s performance. For example, the PIMCO fixed income sleeve gained from its holdings of short-term bonds in the U.S.

Target Asset Allocation Funds/Target Conservative Allocation Fund	7

Strategy and Performance Overview (continued)

and the UK, as both countries’ yield curves steepened. PIMCO’s underweight to corporate bonds also helped, since credit spreads, which reflect the difference between interest rate yields on corporate bonds and the yields on U.S. Treasurys, widened. Subsequently, prices for Treasurys rose, as bond prices move inversely to yields. The PIMCO portion also benefited from holding bonds with more interest-rate sensitive durations than bonds in the benchmark. As interest rates fell, these bonds increased in value.

The Marsico large-cap growth sleeve experienced gains from the technology, industrials, and consumer discretionary sectors. Specifically, it did best in the telecommunications equipment and the semiconductors industries. In industrials, it found reward in the aerospace and defense industries. In the consumer discretionary sector, the restaurant industry served up the most favorable returns.

Managing the large-cap value sleeve, Hotchkis and Wiley contributed negatively to the Fund’s performance. Its holdings in several large commercial banks were severely affected by the ongoing credit crisis. Its performance was weighed down by an overweight in technology and an underweight in energy. It suffered from stock selection in energy, especially in the oil, gas, and consumable fuels industry. In the consumer discretionary sector, selections in the media industry detracted. The Goldman large-cap growth sleeve slumped as well, hindered by poor stock selection in the energy sector in the oil services, refining, and marketing industries. In technology it underperformed in the computer processing, hardware, and telecommunications equipment industries. The Goldman sleeve also slipped from its positions in the telecommunication services sector.

The RS Investments* small-cap growth sleeve was hurt by weak stock selection in different sectors. In the technology sector, it detracted from Fund performance through positions in Internet software and services, packaged software, and the semiconductor industries. Selections in the financial sector, particularly in investment banks and brokerage houses, drove returns downward. In the healthcare sector, it was hurt by anemic returns in the pharmaceuticals and medical specialties industries. Stocks in the industrial sector that pulled down Fund performance included the industrial machinery, and aerospace and defense industries. A lackluster showing also resulted from sector-weight decisions in energy, healthcare, and biotechnology.

* Eagle Asset Management replaced RS Investments effective 7/28/08.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2008, at the beginning of the period, and held through the six-month period ended July 31, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Target Asset Allocation Funds, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Target Asset Allocation Funds/Target Conservative Allocation Fund	9

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Conservative Allocation Fund		Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$953.70	1.42%	$6.90
	Hypothetical	$1,000.00	$1,017.80	1.42%	$7.12

Class B	Actual	$1,000.00	$949.90	2.17%	$10.52
	Hypothetical	$1,000.00	$1,014.07	2.17%	$10.87

Class C	Actual	$1,000.00	$949.90	2.17%	$10.52
	Hypothetical	$1,000.00	$1,014.07	2.17%	$10.87

Class M	Actual	$1,000.00	$949.90	2.17%	$10.52
	Hypothetical	$1,000.00	$1,014.07	2.17%	$10.87

Class R	Actual	$1,000.00	$952.50	1.67%	$8.11
	Hypothetical	$1,000.00	$1,016.56	1.67%	$8.37

Class X	Actual	$1,000.00	$951.70	1.75%	$8.49
	Hypothetical	$1,000.00	$1,016.16	1.75%	$8.77

Class Z	Actual	$1,000.00	$955.00	1.17%	$5.69
	Hypothetical	$1,000.00	$1,019.05	1.17%	$5.87

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2008, and divided by the 366 days in the Fund’s fiscal year ended July 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of July 31, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 108.7%
COMMON STOCKS 40.1%

Aerospace 0.6%
165	Alliant Techsystems, Inc.(a)	$16,333
400	Boeing Co. (The)	24,444
8,126	Lockheed Martin Corp.	847,786
1,075	Moog, Inc. (Class A Stock)(a)	47,784
1,800	United Technologies Corp.	115,164

		1,051,511

Aerospace & Defense 0.9%
700	AAR Corp.(a)	12,033
8,496	General Dynamics Corp.	757,333
400	Goodrich Corp.	19,656
2,280	Honeywell International, Inc.	115,915
8,463	Northrop Grumman Corp.	570,322
100	Teledyne Technologies, Inc.(a)	6,290

		1,481,549

Air Freight & Couriers 0.1%
2,000	FedEx Corp.	157,680

Auto Components 0.1%
7,150	Johnson Controls, Inc.	215,644

Auto Parts & Related
5,900	AutoNation, Inc.(a)	60,888

Automotive Parts 0.2%
800	Advance Auto Parts, Inc.	32,872
150	Autoliv, Inc.	5,856
1,217	Copart, Inc.(a)	53,378
5,350	Paccar, Inc.	225,021

		317,127

Beverages 0.3%
529	Anheuser-Busch Cos., Inc.	35,845
3,557	Coca-Cola Co. (The)	183,185
1,450	Coca-Cola Enterprises, Inc.	24,549
700	Pepsi Bottling Group, Inc.	19,495
13	PepsiAmericas, Inc.	308

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	11

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Beverages (cont’d.)
3,000	PepsiCo, Inc.	$199,680

		463,062

Biotechnology 0.6%
3,106	Amgen, Inc.(a)	194,529
8,511	Genentech, Inc.(a)	810,673
890	Invitrogen Corp.(a)	39,471

		1,044,673

Building Products
300	Masco Corp.	4,947
800	Texas Industries, Inc.	41,360

		46,307

Business Services
600	ICON PLC, ADR (Ireland)(a)	48,204
331	Manpower, Inc.	15,888

		64,092

Capital Markets 0.1%
650	Affiliated Managers Group, Inc.(a)	56,160
2,647	Raymond James Financial, Inc.	76,498
1,050	SEI Investments Co.	24,182
1,050	Waddell & Reed Financial, Inc. (Class A Stock)	35,070

		191,910

Chemicals 1.4%
2,011	Air Products & Chemicals, Inc.	191,467
675	Airgas, Inc.	38,664
20,200	Dow Chemical Co. (The)	672,862
2,200	DuPont (E.I.) de Nemours & Co.	96,382
1,700	Eastman Chemical Co.	101,932
310	FMC Corp.	23,055
73	Lubrizol Corp. (The)	3,635
1,300	Macrovision Solutions Corp.(a)	19,760
1,200	Minerals Technologies, Inc.	77,412
802	Mosaic Co. (The)	102,023
900	Polypore International, Inc.(a)	23,535
825	Potash Corp. of Saskatchewan, Inc. (Canada)	168,523
3,750	PPG Industries, Inc.	227,400

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals (cont’d.)
4,743	Praxair, Inc.	$444,561
500	Quaker Chemical Corp.	14,940
1,100	Rohm & Haas Co.	82,500
1,325	Scotts Miracle-Gro Co. (The) (Class A Stock)	25,811
1,500	Terra Industries, Inc.	81,000
400	Valspar Corp.	8,668

		2,404,130

Clothing & Apparel 0.3%
6,400	Gap, Inc. (The)	103,168
4,811	NIKE, Inc. (Class B Stock)	282,309
1,325	Phillips-Van Heusen Corp.	46,905
100	Polo Ralph Lauren Corp.	5,917
800	VF Corp.	57,264
1,700	Volcom, Inc. (The)(a)	30,498

		526,061

Commercial Banks 0.4%
400	City National Corp.	19,652
4,350	Comerica, Inc.	124,932
625	Cullen/Frost Bankers, Inc.	32,962
5,200	Huntington Bancshares, Inc.	36,504
950	KeyCorp	10,023
150	M&T Bank Corp.	10,557
2,600	National City Corp.	12,298
800	Popular, Inc. (Puerto Rico)	5,496
500	Sterling Financial Corp.	3,740
900	Synovus Financial Corp.	8,559
950	United Bankshares, Inc.	23,930
21,500	Wachovia Corp.	371,305

		659,958

Commercial Services 0.5%
4,101	Accenture Ltd. (Class A Stock) (Bermuda)	171,258
1,533	Apollo Group, Inc. (Class A Stock)(a)	95,491
900	Corrections Corp. of America(a)	25,227
1,500	GEO Group, Inc. (The)(a)	36,060
1,038	Healthcare Services Group, Inc.	17,233
1,500	Healthspring, Inc.(a)	29,175
50	ITT Educational Services, Inc.(a)	4,429

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	13

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Services (cont’d.)
1,400	McKesson Corp.	$78,386
750	Paychex, Inc.	24,690
800	Pharmaceutical Product Development, Inc.	30,512
275	Team, Inc.(a)	10,040
6,500	Waste Management, Inc.	231,010
575	Watson Wyatt Worldwide, Inc. (Class A Stock)	33,315

		786,826

Communication Equipment 0.1%
20,300	Alcatel-Lucent, ADR (France)(a)	122,003
1,300	Arris Group, Inc.(a)	12,441
700	CommScope, Inc.(a)	31,213

		165,657

Computer Hardware 1.1%
350	Affiliated Computer Services, Inc. (Class A Stock)(a)	16,870
7,593	Apple, Inc.(a)(k)	1,206,907
5,319	Dell, Inc.(a)	130,688
9,418	EMC Corp.(a)	141,364
5,020	Oracle Corp.(a)	108,081
5,286	Seagate Technology	79,131
3,495	Synopsys, Inc.(a)	83,950
2,368	Western Digital Corp.(a)	68,175

		1,835,166

Computer Services & Software 0.2%
1,297	Advent Software, Inc.(a)	56,471
370	Autodesk, Inc.(a)	11,799
2,577	Brocade Communications Systems, Inc.(a)	17,395
3,400	Compellent Technologies, Inc.(a)	38,556
400	Factset Research Systems, Inc.	23,068
600	Hansen Medical, Inc.(a)	9,150
755	Micros Systems, Inc.(a)	23,918
2,000	Netezza Corp.(a)	26,000
831	Salesforce.Com, Inc.(a)	53,010
650	SanDisk Corp.(a)	9,165
1,500	SRA International, Inc. (Class A Stock)(a)	32,925
500	The9 Ltd., ADR (Cayman Islands)(a)	11,180

		312,637

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Computers & Peripherals 0.1%
1,788	International Business Machines Corp.	$228,828

Construction 0.1%
300	Granite Construction, Inc.	9,489
460	Herman Miller, Inc.	12,024
600	Hovnanian Enterprises, Inc. (Class A Stock)(a)	4,218
1,011	KBR, Inc.	28,814
300	Meritage Homes Corp.(a)	5,415
1,800	Toll Brothers, Inc.(a)	36,162

		96,122

Construction & Engineering
1,050	Chicago Bridge & Iron Co. NV (Netherlands)	34,409

Consumer Finance
1,650	First Cash Financial Services, Inc.(a)	31,466

Consumer Products & Services 0.5%
24,072	Altria Group, Inc.	489,865
340	Avon Products, Inc.	14,416
1,414	Physicians Formula Holdings, Inc.(a)	13,193
4,300	Procter & Gamble Co.	281,564
300	Snap-on, Inc.	16,887
400	Toro Co. (The)	13,020

		828,945

Containers & Packaging
1,525	Pactiv Corp.(a)	36,768
625	Silgan Holdings, Inc.	33,012

		69,780

Distribution/Wholesale
300	MWI Veterinary Supply, Inc.(a)	10,512
125	Owens & Minor, Inc.	5,740

		16,252

Diversified 0.1%
500	Ameron International Corp.	64,645
2,193	Ingersoll-Rand Co. Ltd. (Class A Stock) (Bermuda)	78,948
107	Walter Industries, Inc.	11,221

		154,814

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	15

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Financial Services 0.3%
65	Janus Capital Group, Inc.	$1,972
10,800	JPMorgan Chase & Co.	438,804

		440,776

Diversified Manufacturing Operations 0.3%
750	Cooper Industries Ltd. (Class A Stock) (Bermuda)	31,628
800	Dover Corp.	39,704
9,390	Hewlett-Packard Co.	420,672

		492,004

Drugs & Healthcare
250	IMS Health, Inc.	5,225

Education
700	American Public Education, Inc.(a)	31,801
800	DeVry, Inc.	45,448

		77,249

Electric Utilities 0.4%
50	Allegheny Energy, Inc.	2,420
660	Entergy Corp.	70,567
3,859	Exelon Corp.	303,395
1,150	FirstEnergy Corp.	84,583
2,850	FPL Group, Inc.	183,910
350	Pepco Holdings, Inc.	8,729
3,350	Sierra Pacific Resources	37,989

		691,593

Electrical Equipment
575	Regal-Beloit Corp.	24,006

Electronic Components 0.4%
1,127	Activision Blizzard, Inc.(a)	40,549
600	Checkpoint Systems, Inc.(a)	12,642
800	Dolby Laboratories, Inc. (Class A Stock)(a)	32,552
1,700	Eagle Test Systems, Inc.(a)	21,080
2,339	Emerson Electric Co.	113,909
1,000	FLIR Systems, Inc.(a)	40,740
300	Itron, Inc.(a)	27,699
2,800	Sanmina-SCI Corp.(a)	4,956

See Notes to Financial Statements.

16	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electronic Components (cont’d.)
6,025	Tyco Electronics Ltd. (Bermuda)	$199,669
2,000	Universal Electronics, Inc.(a)	45,440
700	Vestas Wind Systems A/S (Denmark)(a)	91,292

		630,528

Electronics
1,700	Coherent, Inc.(a)	58,650

Energy Equipment
661	Oil States International, Inc.(a)	36,276

Energy Equipment & Services 0.7%
914	Cameron International Corp.(a)	43,653
375	Complete Production Services, Inc.(a)	11,940
2,366	Diamond Offshore Drilling, Inc.	282,264
15,215	Halliburton Co.	681,936
330	National Oilwell Varco, Inc.(a)	25,948
1,019	Superior Energy Services, Inc.(a)	48,331

		1,094,072

Engineering/Construction 0.2%
912	Fluor Corp.	74,191
5,225	McDermott International, Inc.(a)	249,076
1,300	URS Corp.(a)	54,496

		377,763

Entertainment & Leisure 0.3%
1,000	Bally Technologies, Inc.(a)	31,790
4,500	Harley-Davidson, Inc.	170,280
700	International Game Technology	15,197
5,802	Las Vegas Sands, Inc.(a)	264,107
600	Life Time Fitness, Inc.(a)	17,874
1,450	Royal Caribbean Cruises Ltd.	36,946
800	WMS Industries, Inc.(a)	22,544

		558,738

Environmental Services 0.1%
1,300	Allied Waste Industries, Inc.(a)	15,730
1,830	Waste Connections, Inc.(a)	66,594

		82,324

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	17

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Exchange Traded Funds 0.1%
10	iShares Russell 1000 Value Index Fund	$683
1,275	iShares Russell 2000 Value Index Fund	84,494

		85,177

Farming & Agriculture 0.6%
801	Bunge Ltd.	79,235
8,140	Monsanto Co.	969,555

		1,048,790

Financial - Bank & Trust 2.4%
750	Astoria Financial Corp.	16,778
53,005	Bank of America Corp.	1,743,864
5,700	Bank of New York Mellon Corp. (The)	202,350
450	BB&T Corp.	12,609
22,450	Citigroup, Inc.	419,590
700	East West Bancorp, Inc.	8,337
500	Pacific Capital Bancorp	6,535
100	PNC Financial Services Group, Inc.	7,129
1,025	Prosperity Bancshares, Inc.	32,903
1,400	Regions Financial Corp.	13,272
950	State Street Corp.	68,058
1,150	SunTrust Banks, Inc.	47,219
3,050	TCF Financial Corp.	38,888
5,600	U.S. Bancorp	171,416
37,972	Wells Fargo & Co.	1,149,412
700	Zions Bancorp	20,489

		3,958,849

Financial - Brokerage 0.3%
2,100	TD Ameritrade Holding Corp.(a)	41,811
6,258	Visa, Inc. (Class A Stock)(a)	457,209

		499,020

Financial Services 1.5%
100	BlackRock, Inc.	21,671
2,786	Broadridge Financial Solutions, Inc.	57,670
246	Calamos Asset Management, Inc. (Class A Stock)	5,033
3,346	Capital One Financial Corp.	140,064
2,850	CIT Group, Inc.	24,168
900	Discover Financial Services	13,185

See Notes to Financial Statements.

18	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Financial Services (cont’d.)
2,900	Eaton Vance Corp.	$107,706
600	FCStone Group, Inc.(a)	11,556
1,100	Federated Investors, Inc. (Class B Stock)	36,146
800	First Mercury Financial Corp.(a)	12,800
4,786	Goldman Sachs Group, Inc. (The)	880,815
849,000	Industrial And Commercial Bank of China (Class H Stock) (China)	634,890
700	Investment Technology Group, Inc.(a)	20,818
800	Jefferies Group, Inc.	15,192
1,500	Lehman Brothers Holdings, Inc.	26,010
500	Marshall & Ilsley Corp.	7,600
2,350	Merrill Lynch & Co., Inc.	62,628
7,100	Morgan Stanley	280,308
750	NYSE Euronext, Inc.	35,430
100	Student Loan Corp. (The)	10,893
500	SVB Financial Group(a)	28,795
1,400	Teradata Corp.(a)	32,788
2,600	Western Union Co. (The)	71,864

		2,538,030

Food Products 0.2%
7,330	Archer-Daniels-Midland Co.	209,858
1,350	General Mills, Inc.	86,926

		296,784

Foods 0.4%
700	Corn Products International, Inc.	32,557
650	Kellogg Co.	34,489
4,950	Kraft Foods, Inc. (Class A Stock)	157,509
6,900	Kroger Co. (The)	195,132
675	Ralcorp Holdings, Inc.(a)	36,423
900	SYSCO Corp.	25,524
875	TreeHouse Foods, Inc.(a)	23,713
5,700	Tyson Foods, Inc. (Class A Stock)	84,930

		590,277

Forest Products
300	HCP, Inc.	10,821

Gaming
3,700	Shuffle Master, Inc.(a)	17,871

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	19

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Gas Utilities
1,075	Atmos Energy Corp.	$28,455

Healthcare Equipment & Supplies 0.1%
1,264	Covidien Ltd. (Bermuda)	62,239
900	Cutera, Inc.(a)	8,964
2,300	Thoratec Corp.(a)	43,148
503	Varian Medical Systems, Inc.(a)	30,180

		144,531

Healthcare Providers & Services 0.2%
4,950	CIGNA Corp.	183,249
675	inVentiv Health, Inc.(a)	16,308
1,250	LHC Group, Inc.(a)	35,025
767	Owens-Illinois, Inc.(a)	32,398

		266,980

Healthcare Services 0.3%
1,200	Aetna, Inc.	49,212
300	Amedisys, Inc.(a)	19,236
500	AMERIGROUP Corp.(a)	12,700
3,298	Biogen Idec, Inc.(a)	230,068
2,200	Centene Corp.(a)	49,082
300	Covance, Inc.(a)	27,540
518	Dentsply International, Inc.	20,850
1,700	Healthways, Inc.(a)	43,197
21	Intuitive Surgical, Inc.(a)	6,537
50	Laboratory Corp. of America Holdings(a)	3,379
775	Pediatrix Medical Group, Inc.(a)	37,704
700	Sunrise Senior Living, Inc.(a)	12,551
950	WellPoint, Inc.(a)	49,827

		561,883

Healthcare Techology
3,000	Eclipsys Corp.(a)	66,150

Hotels & Motels 0.3%
650	Starwood Hotels & Resorts Worldwide, Inc.	22,289
4,596	Wynn Resorts Ltd.	448,018

		470,307

See Notes to Financial Statements.

20	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hotels & Restaurants
1,525	AFC Enterprises, Inc.(a)	$11,682
2,475	Triarc Cos., Inc. (Class B Stock)	13,810

		25,492

Hotels, Restaurants & Leisure 1.0%
8,250	Carnival Corp.	304,755
2,000	Cheesecake Factory, Inc. (The)(a)	28,160
21,531	McDonald’s Corp.	1,287,338
200	Vail Resorts, Inc.(a)	8,076
2,050	Wyndham Worldwide Corp.	36,777

		1,665,106

Household Durables 0.1%
400	Centex Corp.	5,872
2,000	Fortune Brands, Inc.	114,620
850	Lennar Corp. (Class A Stock)	10,285
800	Lennar Corp. (Class B Stock)	8,760
550	Newell Rubbermaid, Inc.	9,092
150	Stanley Works (The)	6,672
2,075	Tempur-Pedic International, Inc.	19,484

		174,785

Household Products 0.2%
6,000	Kimberly-Clark Corp.	346,980

Household/Personal Care
650	Colgate-Palmolive Co.	48,276

Independent Power Producers & Energy Traders 0.1%
600	NRG Energy, Inc.(a)	21,774
3,264	Reliant Energy, Inc.(a)	59,111

		80,885

Industrial Conglomerates 0.7%
4,113	3M Co.	289,514
21,750	General Electric Co.	615,308
575	Teleflex, Inc.	35,259
3,775	Tyco International Ltd. (Bermuda)	168,214

		1,108,295

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	21

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Information Technology Products & Services
1,236	Ingram Micro, Inc. (Class A Stock)(a)	$22,779

Insurance 1.6%
300	Aflac, Inc.	16,683
9,150	Allstate Corp. (The)	422,913
200	American Financial Group, Inc.	5,794
3,450	American International Group, Inc.	89,872
1,100	Aspen Insurance Holdings Ltd. (Bermuda)	27,929
650	Assurant, Inc.	39,078
1,550	AXIS Capital Holdings Ltd.	49,104
850	Chubb Corp.	40,834
425	Delphi Financial Group, Inc. (Class A Stock)	10,604
55	Endurance Specialty Holdings Ltd. (Bermuda)	1,683
10,850	Genworth Financial, Inc. (Class A Stock)	173,274
1,700	Hanover Insurance Group, Inc. (The)	72,964
1,150	Hartford Financial Services Group, Inc.	72,899
1,987	HCC Insurance Holdings, Inc.	45,006
1,000	IPC Holdings Ltd. (Bermuda)	32,100
1,500	Lincoln National Corp.	71,550
500	Loews Corp.	22,280
600	Marsh & McLennan Cos., Inc.	16,950
10,250	MetLife, Inc.	520,392
600	Philadelphia Consolidated Holding Corp.(a)	35,070
1,100	Protective Life Corp.	39,556
1,200	RenaissanceRe Holdings Ltd. (Bermuda)	61,044
500	State Auto Financial Corp.	14,455
10,700	Travelers Cos., Inc. (The)	472,084
915	United Fire & Casualty Co.	24,861
8,150	Unum Group	196,904
7,900	XL Capital Ltd. (Class A Stock) (Cayman Islands)	141,331

		2,717,214

Internet Services 0.7%
601	Amazon.com, Inc.(a)	45,880
2,829	eBay, Inc.(a)	71,206
1,700	Expedia, Inc.(a)	33,269
1,673	Google, Inc. (Class A Stock)(a)	792,584
1,300	Internet Capital Group, Inc.(a)	10,452
765	Sohu.com, Inc. (China)(a)	57,742
1,300	Switch and Data Facilities Co., Inc.(a)	21,879

See Notes to Financial Statements.

22	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet Services (cont’d.)
1,429	Symantec Corp.(a)	$30,109
4,100	TIBCO Software, Inc.(a)	33,661
1,633	VeriSign, Inc.(a)	53,138
2,262	Yahoo!, Inc.(a)	44,991

		1,194,911

IT Services 0.1%
5,900	Electronic Data Systems Corp.	146,379

Life Science Tools & Services
350	Thermo Fisher Scientific, Inc.(a)	21,182

Machinery 0.5%
1,025	Actuant Corp. (Class A Stock)	31,221
1,526	AGCO Corp.(a)	91,331
4,161	Caterpillar, Inc.	289,273
500	CIRCOR International, Inc.	29,780
536	Deere & Co.	37,606
380	Flowserve Corp.	50,669
875	General Cable Corp.(a)	50,426
611	Lincoln Electric Holdings, Inc.	49,094
200	Nordson Corp.	14,132
700	RBC Bearings, Inc.(a)	23,289
800	Rofin-Sinar Technologies, Inc.(a)	27,088
700	Sauer-Danfoss, Inc.	20,545
175	Smith (A.O.) Corp.	6,948
440	SPX Corp.	55,783

		777,185

Machinery & Equipment
498	Rockwell Automation, Inc.	22,166

Manufacturing 0.1%
400	Danaher Corp.	31,860
300	Eaton Corp.	21,312
500	Harsco Corp.	27,050
1,100	Hexcel Corp.(a)	20,878

		101,100

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	23

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Media 0.7%
16,046	CBS Corp. (Class B Stock)	$262,512
500	Comcast Corp. (Class A Stock)	10,310
793	DG FastChannel, Inc.(a)	13,481
4,386	DIRECTV Group, Inc. (The)(a)	118,510
3,100	Entravision Communications Corp. (Class A Stock)(a)	9,796
7,500	Idearc, Inc.	9,825
7,500	News Corp. (Class A Stock)	105,975
26,790	Time Warner, Inc.	383,633
9,049	Walt Disney Co. (The)	274,637

		1,188,679

Medical Products
97	Becton, Dickinson and Co.	8,236

Medical Supplies & Equipment 0.6%
1,500	Advanced Energy Industries, Inc.(a)	20,730
760	Baxter International, Inc.	52,144
700	Beckman Coulter, Inc.	50,638
2,250	Boston Scientific Corp.(a)	26,752
350	C.R. Bard, Inc.	32,494
700	Cardinal Health, Inc.	37,611
620	Gen-Probe, Inc.(a)	33,058
6,000	Johnson & Johnson	410,820
2,441	Medtronic, Inc.	128,958
600	Mentor Corp.	14,886
400	Myriad Genetics, Inc.(a)	26,600
1,100	Quality Systems, Inc.	36,135
1,062	St. Jude Medical, Inc.(a)	49,468
700	SurModics, Inc.(a)	29,463
700	Vital Images, Inc.(a)	10,640
500	Zimmer Holdings, Inc.(a)	34,455

		994,852

Metal Fabricate/Hardware
400	Kaydon Corp.	18,968

Metals & Mining 0.8%
8,400	Alcoa, Inc.	283,500
647	Alpha Natural Resources, Inc.(a)	64,021
2,059	Bucyrus International, Inc. (Class A Stock)	144,151

See Notes to Financial Statements.

24	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
535	Carpenter Technology Corp.	$20,704
2,350	Freeport-McMoRan Copper & Gold, Inc. (Class B Stock)	227,362
900	James River Coal Co.(a)	39,015
908	Joy Global, Inc.	65,576
1,000	Metalico, Inc.(a)	15,400
600	Northwest Pipe Co.(a)	34,890
1,900	Nucor Corp.	108,718
873	Precision Castparts Corp.	81,564
624	Reliance Steel & Aluminum Co.	39,412
500	Schnitzer Steel Industries, Inc. (Class A Stock)	45,120
1,776	Southern Copper Corp.	49,337
600	Timken Co.	19,812
1,874	Worthington Industries, Inc.	33,245

		1,271,827

Multi-Line Retail 0.1%
85	Dollar Tree, Inc.(a)	3,188
2,800	J.C. Penney Co., Inc.	86,324

		89,512

Multi-Utilities
1,150	Vectren Corp.	33,580

Multimedia
100	Viacom, Inc. (Class B Stock)(a)	2,793

Office Equipment 0.2%
350	Pitney Bowes, Inc.	11,092
1,000	School Specialty, Inc.(a)	33,310
17,000	Xerox Corp.	231,880

		276,282

Oil & Gas Exploration/Production
200	Core Laboratories NV (Netherlands)	25,922
483	Mariner Energy, Inc(a)	12,780

		38,702

Oil, Gas & Consumable Fuels 4.3%
3,365	Anadarko Petroleum Corp.	194,867
3,844	Apache Corp.	431,181

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	25

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
650	Approach Resources, Inc.(a)	$13,072
325	Arena Resources, Inc.(a)	13,296
935	Baker Hughes, Inc.	77,521
1,364	Cabot Oil & Gas Corp.	60,030
450	Chesapeake Energy Corp.	22,568
7,250	Chevron Corp.	613,060
425	Concho Resources, Inc.(a)	13,919
6,800	ConocoPhillips	555,016
1,501	Continental Resources, Inc.(a)	85,737
1,627	Devon Energy Corp.	154,386
27	Dresser-Rand Group, Inc.(a)	1,029
550	El Paso Corp.	9,862
915	Encore Acquisition Co.(a)	56,611
355	EOG Resources, Inc.	35,688
800	Exterran Holdings, Inc.(a)	45,152
9,633	Exxon Mobil Corp.	774,782
2,689	FMC Technologies, Inc.(a)	166,126
1,149	Global Industry Ltd.(a)	13,719
2,060	Hess Corp.	208,884
900	Lufkin Industries, Inc.	80,280
11,200	Marathon Oil Corp.	554,064
157	Massey Energy Co.	11,657
500	Noble Energy, Inc.	36,935
1,868	Occidental Petroleum Corp.	147,254
371	Oceaneering International, Inc.(a)	22,497
400	ONEOK, Inc.	18,192
1,080	Patterson-UTI Energy, Inc.	30,694
8,603	Petroleo Brasileiro SA, ADR (Brazil)	480,994
575	Petroquest Energy, Inc.(a)	12,000
1,000	Pioneer Natural Resources Co.	59,450
3,600	Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	252,576
6,466	Schlumberger Ltd. (Netherlands)	656,946
200	SEACOR Holdings, Inc.(a)	16,734
934	St. Mary Land & Exploration Co.	39,751
1,600	Sunoco, Inc.	64,976
400	Swift Energy Co.(a)	20,328
4,350	Transocean, Inc.(a)	591,730
207	Ultra Petroleum Corp. (Canada)(a)	14,776
9,964	Valero Energy Corp.	332,897
1,648	W&T Offshore, Inc.	72,940

See Notes to Financial Statements.

26	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
831	Weatherford International Ltd.(a)	$31,354
1,900	XTO Energy, Inc.	89,737

		7,185,268

Paper & Forest Products 0.1%
5,000	Domtar Corp.(a)	28,500
4,500	International Paper Co.	124,740
800	Weyerhaeuser Co.	42,768

		196,008

Pharmaceuticals 2.1%
3,172	Abbott Laboratories	178,710
3,200	American Medical Systems Holdings, Inc.(a)	52,704
658	APP Pharmaceuticals, Inc.(a)	15,568
2,500	AstraZeneca PLC, ADR (United Kingdom)	121,375
200	Barr Pharmaceuticals, Inc.(a)	13,196
400	BioMarin Pharmaceutical, Inc.(a)	13,020
9,848	Bristol-Meyers Squibb Co.	207,990
830	Celgene Corp.(a)	62,657
900	Cubist Pharmaceuticals, Inc.(a)	20,394
7,700	Eli Lilly & Co.	362,747
1,049	Express Scripts, Inc.(a)	73,996
1,450	Forest Laboratories, Inc.(a)	51,489
12,220	Gilead Sciences, Inc.(a)	659,636
1,700	Herbalife Ltd.	73,423
4,000	Medco Health Solutions, Inc.(a)	198,320
12,292	Merck & Co., Inc.	404,407
39,113	Pfizer, Inc.	730,240
2,350	Schering-Plough Corp.	49,538
300	Watson Pharmaceuticals, Inc.(a)	8,673
5,550	Wyeth	224,886

		3,522,969

Real Estate
600	Jones Lang LaSalle, Inc.	28,584

Real Estate Investment Trusts 0.5%
50	Alexandria Real Estate Equities, Inc.	5,163
50	AMB Property Corp.	2,448
200	AvalonBay Communities, Inc.	19,942

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	27

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
700	Camden Property Trust	$34,426
350	Developers Diversified Realty Corp.	11,186
900	Digital Realty Trust, Inc.	38,619
450	Duke Realty Corp.	11,129
800	Federal Realty Investment Trust	58,088
750	Hospitality Properties Trust	15,975
50	Kimco Realty Corp.,	1,765
1,150	Liberty Property Trust	41,860
500	Macerich Co. (The)	27,665
6,690	ProLogis	327,007
1,100	Simon Property Group, Inc.	101,893
200	SL Green Realty Corp.	16,668
793	Ventas, Inc.	35,574
950	Weingarten Realty Investors	28,965

		778,373

Restaurants
1,500	BJ’s Restaurants, Inc.(a)	16,275
800	Red Robin Gourmet Burgers, Inc.(a)	19,864

		36,139

Retail & Merchandising 1.6%
150	Abercrombie & Fitch Co. (Class A Stock)	8,283
1,702	Big Lots, Inc.(a)	51,843
2,843	BJ’s Wholesale Club, Inc.(a)	106,698
500	Brinker International, Inc.	9,195
588	Carrols Restaurant Group, Inc.(a)	3,375
870	Cash America International, Inc.	36,679
6,286	Costco Wholesale Corp.	394,006
13,402	CVS Corp.	489,173
200	Darden Restaurants, Inc.	6,514
1,450	Family Dollar Stores, Inc.	33,785
3,595	GameStop Corp. (Class A Stock)(a)	145,633
1,700	Genesco, Inc.(a)	49,980
15,065	Lowe’s Cos., Inc.	306,121
623	Ross Stores, Inc.	23,649
2,487	Safeway, Inc.	66,453
600	Sonic Corp.(a)	9,054
850	Staples, Inc.	19,125
2,739	TJX Cos., Inc.	92,332

See Notes to Financial Statements.

28	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Retail & Merchandising (cont’d.)
5,963	Wal-Mart Stores, Inc.	$349,551
13,834	Yum! Brands, Inc.	495,534

		2,696,983

Road & Rail
927	Landstar System, Inc.	46,888

Semiconductors 0.4%
900	Applied Materials, Inc.	15,588
1,000	ATMI, Inc.(a)	22,530
682	Broadcom Corp. (Class A Stock)(a)	16,566
10,975	Intel Corp.	243,535
250	KLA-Tencor Corp.	9,398
240	MEMC Electronic Materials, Inc.(a)	11,090
1,425	Microsemi Corp.(a)	36,993
146	National Semiconductor Corp.	3,059
9,572	Texas Instruments, Inc.	233,365
1,175	Varian Semiconductor Equipment Associates, Inc.(a)	34,334
1,650	Xilinx, Inc.	40,969

		667,427

Software 1.4%
1,852	Adobe Systems, Inc.(a)	76,580
1,630	Ansys, Inc.(a)	74,784
2,500	BMC Software, Inc.(a)	82,225
12,264	CA, Inc.	292,619
500	Global Payments, Inc.	22,145
3,472	MasterCard, Inc. (Class A Stock)	847,689
36,345	Microsoft Corp.	934,793
1,133	PROS Holdings, Inc.(a)	11,851
1,375	Sybase, Inc.(a)	46,214
1,475	Tyler Technologies, Inc.(a)	23,571

		2,412,471

Specialty Retail 0.4%
1,815	Aaron Rents, Inc.	49,858
3,859	Aeropostale, Inc.(a)	124,453
850	CarMax, Inc.(a)	11,390
16,902	Home Depot, Inc. (The)	402,774

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	29

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
3,800	Limited Brands, Inc.	$62,662

		651,137

Telecommunications 2.5%
8,153	America Movil SAB de CV (Class L Stock), ADR (Mexico)	411,645
1,750	AmerisourceBergen Corp.	73,273
41,431	AT&T, Inc.	1,276,489
38,000	China Mobile Ltd. (Hong Kong)	507,687
16,268	Cisco Systems, Inc.(a)	357,733
1,500	Corning, Inc.	30,015
1,400	Crown Castle International Corp.(a)	53,480
1,500	EMS Technologies, Inc.(a)	31,065
13	FairPoint Communications, Inc.	92
6,404	Juniper Networks, Inc.(a)	166,696
1,750	Motorola, Inc.	15,120
10,298	QUALCOMM, Inc.	569,891
4,900	Sprint Nextel Corp.	39,886
20,747	Verizon Communications, Inc.	706,228

		4,239,300

Textiles, Apparel & Luxury Goods 0.1%
5,700	Jones Apparel Group, Inc.	95,418

Thrifts & Mortgage Finance 0.3%
14,050	Federal Home Loan Mortgage Corp.	114,789
7,850	Federal National Mortgage Assoc.	90,275
39,450	Washington Mutual, Inc.	210,268

		415,332

Tobacco Products 0.3%
7,451	Philip Morris International, Inc.	384,844
250	Reynolds American, Inc.	13,958
23	Universal Corp.	1,187
1,753	UST, Inc.	92,225

		492,214

Trading Companies & Distributors
200	Watsco, Inc.	9,974

See Notes to Financial Statements.

30	Visit our website at www.prudential.com

Shares		Description	Value (Note 1)

COMMON STOCKS (Continued)

Transportation 1.3%
1,200		Burlington Northern Santa Fe Corp.	$124,956
3,924		CSX Corp.	265,184
600		Eagle Bulk Shipping, Inc.	17,424
672		Expeditors International of Washington, Inc.	23,863
675		Forward Air Corp.	24,698
5,300		J.B. Hunt Transport Services, Inc.	195,994
7,500		Norfolk Southern Corp.	539,400
308		Ryder System, Inc.	20,316
9,934		Union Pacific Corp.	818,959
3,700		Werner Enterprises, Inc.	88,097

			2,118,891

Utilities 0.5%
2,900		American Electric Power Co., Inc.	114,550
4,300		CMS Energy Corp.	58,050
700		Constellation Energy Group	58,212
2,800		Dominion Resources, Inc.	123,704
800		Duke Energy Corp.	14,064
7,300		Edison International	352,882
601		Headwaters, Inc.(a)	7,879
2,613		PPL Corp.	122,707
1,275		Westar Energy, Inc.	28,152

			880,200

		Total common stocks (cost $64,633,544)	67,248,365

Moody’s Ratings† (Unaudited)	Principal Amount (000)#
ASSET-BACKED SECURITIES 1.0%
Aaa	$305	Asset Backed Funding Certificates, Series 2004-OPT5, Class A1 2.811%(b), 06/25/34	272,050
Aaa	74	Countrywide Asset-Backed Certificates, Series 2006-11, Class 3AV1 2.521%(b), 06/29/36	73,710
Aaa	500	Ford Credit Auto Owner Trust, Series 2008-C, Class A2B 3.358%(b), 01/15/11	500,255

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	31

Portfolio of Investments

as of July 31, 2008 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

ASSET-BACKED SECURITIES (Continued)
Aaa	$4	Fremont Home Loan Trust, Series 2005-E, Class 2A2 2.631%(b), 01/25/36	$3,997
Aaa	214	Merrill Lynch Mortgage Investors, Inc., Series 2006-RM5, Class A2A 2.521%(b), 10/25/37	199,056
Aaa	181	Morgan Stanley ABS Capital I, Series 2006-HE7, Class A2A 2.511%(b), 09/25/36	170,061
Aaa	220	Soundview Home Equity Loan Trust, Series 2006-NLC1, Class A1, 144A 10/13/06 (original cost $220,185; purchased 10/13/06)(i)(j) 2.521%(b), 11/25/36	210,208
Aaa	220	Structured Asset Securities Corp., Series 2006-BC3, Class A2 2.511%(b), 10/25/36	211,460

		Total asset-backed securities (cost $1,719,251)	1,640,797

COLLATERALIZED MORTGAGE OBLIGATIONS 2.8%
Aaa	41	American Home Mortgage Investment Trust, Series 2005-2, Class 5A2 2.611%(b), 09/25/35	40,447
Aaa	222	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 23A2 5.371%(b), 05/25/35	139,155
Aaa	96	Federal Home Loan Mortgage Corp., Series 41, Class F 10.00%, 05/15/20	101,391
Aaa	6	Series 1565, Class G 6.00%, 08/15/08	6,251
Aaa	494	Series 2801, Class EH 4.50%, 11/15/16	494,635
Aaa	372	Series 2962, Class YC 4.50%, 09/15/14	373,450
Aaa	300	Series 3117, Class PN 5.00%, 11/15/21	301,032
Aaa	23	Federal National Mortgage Assoc., Series 1992-146, Class PZ 8.00%, 08/25/22	24,224

See Notes to Financial Statements.

32	Visit our website at www.prudential.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Aaa	$638	FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1 4.928%(b), 07/25/44	$588,398
AAA(c)	343	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 4.54%(b), 10/01/35	309,160
Aaa	780	Series 2006-OA1, Class 2A2 2.721%(b), 08/25/46	281,669
Aaa	193	Harborview Mortgage Loan Trust, Series 2006-12, Class 2A11 2.548%(b), 12/19/38	175,500
Aaa	902	Homebanc Mortgage Trust, Series 2006-1, Class 4A1 5.798%(b), 04/25/37	732,837
Aaa	143	Vendee Mortgage Trust, Series 2001-1, Class 1A 6.814%(b), 01/15/30	152,299
Aaa	769	Washington Mutual, Inc., Series 2003-R1, Class A1 3.001%(b), 12/25/27	702,903
Aaa	391	Series 2006-AR15, Class 2A 4.791%(b), 11/25/46	268,367

		Total collateralized mortgage obligations (cost $5,227,375)	4,691,718

CORPORATE BONDS 26.7%

Advertising 0.2%
Baa1	300	Omnicom Group, Inc., Gtd. Notes 5.90%, 04/15/16	291,735

Automobile Manufacturers 0.1%
A3	200	DaimlerChrysler NA Holding Corp., Gtd. Notes, MTN 5.75%, 09/08/11	200,461

Automotive - OEM 0.2%
B3	500	General Motors Acceptance Corp., Sr. Unsec’d. Notes 6.75%, 12/01/14	286,403

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	33

Portfolio of Investments

as of July 31, 2008 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS (Continued)

Commercial Banks 0.6%
Aa2		$1,000	ANZ National International Ltd., Bank Gtd. Notes, 144A (New Zealand) (original cost $999,060; purchased 07/09/08)(i)(j) 6.20%, 07/19/13	$1,000,257

Diversified Financial Services 0.9%
B1		500	Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes 7.00%, 10/01/13	358,194
Aaa		200	General Electric Capital Corp., Notes, MTN 5.875%, 01/14/38	179,606
Aa1	GBP	500	General Electric Capital Corp., Sub. Notes, 144A (original cost $999,960; purchased 08/30/07)(i)(j) 6.50%(b), 09/15/67	924,282

				1,462,082

Financial - Bank & Trust 12.2%
Aa3		3,000	American Express Bank FSB, Notes 5.50%, 04/16/13	2,905,017
Aa2		4,000	Bank of America Corp., Sr. Unsec’d. Notes 5.65%, 05/01/18	3,733,808
A1		2,100	Jr. Sub. Notes 8.00%(b), 12/29/49	1,937,250
A1		1,500	8.125%(b), 12/29/49	1,395,315
Aaa		1,000	Bank of America NA, Notes 3.316%(b), 05/12/10	995,710
Aa2		2,600	Barclays Bank PLC, Sub. Notes, 144A (United Kingdom) (original cost $2,582,502; purchased 12/07/07)(i)(j) 6.05%, 12/04/17	2,505,248
Aa2		1,000	Sub. Notes, 144A (United Kingdom) (original cost $1,000,000; purchased 04/18/08)(i)(j) 7.70%(b), 04/29/49	965,580
Aa3		1,500	Citigroup, Inc., Sr. Unsec’d. Notes 5.50%, 04/11/13	1,465,222
A2		1,300	Jr. Sub. Notes 8.40%(b), 04/29/49	1,113,112

See Notes to Financial Statements.

34	Visit our website at www.prudential.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Financial - Bank & Trust (cont’d.)
Aa1	$2,000	Deutsche Bank AG, Notes (Germany) 4.875%, 05/20/13	$1,962,942
Aa1	500	National Australia Bank Ltd., Bonds, 144A (Australia) (original cost $500,000; purchased 02/01/08)(i)(j) 3.208%(b), 02/08/10	499,924
Aa2	1,000	Unicredito Unicredit Luxembourg Finance SA, Gtd. Notes, 144A (Luxembourg) (original cost $1,000,000; purchased 10/17/06)(i)(j) 2.846%(b), 10/24/08	999,449

			20,478,577

Financial Services 5.6%
A1	400	American Express Co., Sr. Unsec’d. Notes 7.00%, 03/19/18	397,807
Aa2	1,000	Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes 7.25%, 02/01/18	1,039,541
A1	1,000	Citigroup Capital XXI, Gtd. Notes 8.30%(b), 12/21/77	913,077
Aa3	2,000	Citigroup, Inc., Sr. Unsec’d. Notes 6.125%, 05/15/18	1,914,228
Aa1	1,500	Credit Suisse/New York, Sr. Unsec’d. Notes, MTN (Switzerland) 5.00%, 05/15/13	1,458,301
A1	700	Goldman Sachs Group, Inc. (The), Sub. Notes 6.75%, 10/01/37	618,694
A2	500	Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN 5.625%, 01/24/13	467,438
A2	400	6.875%, 05/02/18	375,513
A2	1,000	Merrill Lynch & Co., Inc., Notes, MTN 6.875%, 04/25/18	936,101
Aa3	1,400	Morgan Stanley, Sr. Unsec’d. Notes, MTN 6.00%, 04/28/15	1,314,720

			9,435,420

Hotels & Motels 0.5%
Baa2	1,000	Marriott International, Inc., Sr. Unsec’d. Notes 6.375%, 06/15/17	912,308

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	35

Portfolio of Investments

as of July 31, 2008 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Insurance 0.3%
Aa3	$600	American International Group, Inc., Sr. Unsec’d. Notes, MTN 5.85%, 01/16/18	$538,187

IT Services 0.3%
Baa3	500	Electronic Data Systems Corp., Sr. Unsec’d. Notes 6.00%, 08/01/13	525,549

Medical Supplies & Equipment 0.3%
B2	500	HCA, Inc., Sr. Sec’d. Notes 9.25%, 11/15/16	515,000

Metals & Mining 0.6%
Baa1	1,000	Spectra Energy Capital LLC, Gtd. Notes 6.20%, 04/15/18	974,181

Oil, Gas & Consumable Fuels 1.0%
A3	1,000	Nabors Industries, Inc., Gtd. Notes, 144A (original cost $999,200; purchased 02/14/08)(i)(j) 6.15%, 02/15/18	980,257
Baa1	344	Petroleum Export Ltd., Sr. Sec’d. Notes, 144A (Cayman Islands) (original cost $343,543; purchased 07/14/05)(i)(j) 5.265%, 06/15/11	334,422
Baa2	400	Transocean, Inc., Sr. Unsec’d. Notes 2.873%(b), 09/05/08	399,886

			1,714,565

Pharmaceuticals 0.5%
Baa2	400	Cardinal Health, Inc., Sr. Unsec’d. Notes 3.053%(b), 10/02/09	393,522
Baa2	500	6.00%, 06/15/17	493,884

			887,406

See Notes to Financial Statements.

36	Visit our website at www.prudential.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS (Continued)

Telecommunications 1.3%
A2		$400	BellSouth Corp., Gtd. Notes 2.776%(b), 08/15/08	$400,029
Baa3		900	Embarq Corp., Sr. Unsec’d. Notes 6.738%, 06/01/13	866,478
Ba1		1,000	Qwest Corp., Sr. Unsec’d. Notes 7.625%, 06/15/15	912,500

				2,179,007

Transportation 1.2%
Baa3		2,000	Con-Way, Inc., Sr. Unsec’d. Notes 7.25%, 01/15/18	1,962,500

Utilities 0.9%
Baa2		500	American Electric Power Co., Inc., Sr. Unsec’d. Notes 5.25%, 06/01/15	478,376
Baa3		1,000	Illinois Power Co., Sr. Sec’d. Notes 6.25%, 04/01/18	959,300

				1,437,676

			Total corporate bonds (cost $47,000,153)	44,801,314

FOREIGN GOVERNMENT BONDS 2.6%
Aaa	EUR	500	Bundesrepublik Deutschland, Bonds (Germany) 4.25%, 07/04/39	729,398
Aaa	EUR	800	6.25%, 01/04/30	1,494,941
Ba1	BRL	1,300	Republic of Brazil, Sr. Unsec’d. Notes (Brazil) 12.50%, 01/05/22	875,630
Ba1		153	Republic of Panama, Sr. Unsec’d. Notes (Panama) 9.375%, 04/01/29	200,201
Aaa	GBP	300	United Kingdom Gilt, Bonds (United Kingdom) 4.25%, 03/07/11	586,817
Aaa	GBP	200	5.75%, 12/07/09	400,793

			Total foreign government bonds (cost $4,072,098)	4,287,780

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	37

Portfolio of Investments

as of July 31, 2008 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

MUNICIPAL BONDS 0.8%

California 0.4%
Aa3	$700	Los Angeles Unified School District, General Obligation 4.50%, 07/01/25	$659,624

Georgia 0.1%
Aaa	200	Georgia State Road & Tollway Authority, Revenue Bonds 5.00%, 03/01/21	206,608

Illinois 0.3%
Aa3	500	Chicago Transit Authority, Revenue Bonds 6.899%, 12/01/40	507,435

		Total municipal bonds (cost $1,309,918)	1,373,667

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS 29.3%
	838	Federal Home Loan Mortgage Corp. 5.00%, 11/01/35 - 01/01/36	798,585
	407	5.016%(b), 03/01/36	411,763
	1,000	5.50%, TBA	977,500
	176	6.00%, 09/01/22	179,199
	12	6.917%(b), 08/01/23	11,729
		Federal National Mortgage Assoc.
	758	4.00%, 08/01/18 - 06/01/19	711,671
	1,808	4.50%, 09/01/35 - 11/01/35	1,656,498
	74	4.647%(b), 05/01/36	73,572
	4,961	5.00%, 11/01/33	4,744,255
	100	5.00%, TBA	98,188
	13,500	5.00%, TBA	12,816,563
	819	5.089%(b), 06/01/35	828,282
	8,750	5.50%, 09/01/33 - 11/01/35	8,579,334
	100	5.50%, TBA	97,844
	140	6.00%, 05/01/16 - 12/01/17	142,546
	407	6.50%, 01/01/16 - 09/01/36	418,965
	166	7.50%, 01/01/32	178,641
		Government National Mortgage Assoc.
	50	4.50%, 08/15/33 - 09/15/33	46,849
	4,156	5.00%, 09/15/36 - 12/15/37	4,019,667
	2,000	5.00%, TBA	1,931,250
	4,786	5.50%, 07/15/37 - 09/15/37	4,752,952

See Notes to Financial Statements.

38	Visit our website at www.prudential.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Continued)
	$7	Government National Mortgage Assoc. 5.625%(b), 09/20/22	$7,302
	924	6.00%, 12/15/36 - 09/15/37	935,115
	4,500	6.00%, TBA	4,547,813
	62	8.50%, 02/20/30 - 06/15/30	68,146

		Total U.S. government mortgage-backed obligations (cost $49,148,648)	49,034,229

U.S. TREASURY OBLIGATIONS 3.7%
	3,800	U.S. Treasury Bonds 4.375%, 02/15/38	3,661,954
	100	4.75%, 02/15/37	102,094
	1,300	5.00%, 05/15/37	1,381,149
	400	12.00%, 08/15/13	401,000
	190	U.S. Treasury Inflation Index Bonds, TIPS 3.875%, 04/15/29	320,003
	500	U.S. Treasury Strip Coupon, IO 7.25%, 02/15/22	263,417

		Total U.S. treasury obligations (cost $6,162,091)	6,129,617

BANK NOTES 1.7%
BA-(c)	1,985	Chrysler Finco Term (original cost $1,885,750; purchased 11/28/07)(i)(j) 6.78%, 08/03/12	1,621,084
BA-(c)	1,148	TXU (Tceh) Term B3 (original cost $1,056,117; purchased 01/16/08, 02/06/08)(i)(j) 6.23%, 10/10/14	1,074,592
BA-(c)	146	TXU Corp., Term B3 (original cost $133,725; purchased 01/16/08, 02/06/08)(i)(j) 6.48%, 10/10/14	136,230

		Total bank notes (cost $3,094,505)	2,831,906

		Total long-term investments (cost $182,367,583)	182,039,393

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	39

Portfolio of Investments

as of July 31, 2008 continued

Principal Amount (000)#	Description	Value (Note 1)

SHORT-TERM INVESTMENTS 6.9%

U.S. TREASURY OBLIGATION(e) 0.3%
$500	U.S. Treasury Bill 1.84%, 09/25/08 (cost $498,594)	$498,803

REPURCHASE AGREEMENT 0.3%
500	CS First Boston Triparty 2.02%, dated 07/31/08, due 08/01/08 in the amount of $500,028 (cost $500,000; the value of collateral plus accrued interest was $512,655)(d)	500,000

Contracts/ Notional Amount (000)#
OPTIONS PURCHASED(a) 0.4%

Call Options 0.3%
37,000	2 Year U.S. Treasury Note Futures, expiring 08/22/2008, Strike Price $111.00	2,891
13,000	5 Year U.S. Treasury Note Futures, expiring 08/22/2008, Strike Price $125.00	1,016
30,000	expiring 08/22/2008, Strike Price $126.00	2,344
2,900	20 Year U.S. Treasury Bond Futures, expiring 08/22/2008, Strike Price $142.00	453
4,500	Currency Option USD vs. JPY, expiring 09/16/2008 @ FX Rate 118.00	23
1,700	expiring 03/31/2010 @ FX Rate 104.65	78,089
16,000	Interest Rate Swap Option, expiring 12/19/2008 @ 3.60%	86,396
21,000	Swap on 3 Month LIBOR, expiring 08/03/2008 @ 3.45%	89,321
EUR 42,400	expiring 04/20/2009 @ 4.18%	155,759
2,200	expiring 08/03/2009 @ 3.45%	9,357
1,600	expiring 08/03/2009 @ 3.45%	6,805
12,300	expiring 08/03/2009 @ 3.85%	82,223

		514,677

Put Options 0.1%
32,300	10 Year U.S. Treasury Note Futures, expiring 08/22/2008, Strike Price $92.00	5,047
1,700	Currency Option USD vs. JPY, expiring 03/31/2010 @ FX Rate 104.65	92,828

See Notes to Financial Statements.

40	Visit our website at www.prudential.com

Contracts/ Notional Amount (000)#	Description	Value (Note 1)

OPTIONS PURCHASED (Continued)

Put Options (cont’d.)
GBP 43,500	Swap on 3 Month LIBOR, expiring 12/17/2008, Strike Price $92.00	$2,156

		100,031

	Total options purchased (cost $1,103,287)	614,708

Shares
AFFILIATED MONEY MARKET MUTUAL FUND 5.9%
9,926,955	Dryden Core Investment Fund—Taxable Money Market Series(f) (cost $9,926,955)	9,926,955

	Total short-term investments (cost $12,028,836)	11,540,466

	Total Investments, Before Options Written and Securities Sold Short(h) 115.6% (cost $194,396,419; Note 5)	193,579,859

Principal Amount (000)#
SECURITIES SOLD SHORT (7.7)%
$10,700	U.S. Treasury Bonds 5.00%, 05/15/37	(11,367,915)
600	5.375%, 02/15/31	(659,297)
800	U.S. Treasury Notes 3.875%, 05/15/18	(793,125)

	Total securities sold short (premium received $12,971,491)	(12,820,337)

Contracts/ Notional Amount (000)#
OPTIONS WRITTEN(a) (0.3)%

Call Options (0.3)%
2,400	10 Year U.S. Treasury Note Futures, expiring 08/22/2008, Strike Price $116.00	(9,750)
5,300	Interest Rate Swap Option expiring 12/19/2008 @ 4.68%	(113,036)
7,000	Swap on 3 Month LIBOR, expiring 08/03/2008 @ 4.40%	(117,626)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	41

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

OPTIONS WRITTEN (Continued)

Call Options (cont’d.)
EUR 13,700	expiring 04/20/2009 @ 4.44%	$(176,130)
700	expiring 08/03/2009 @ 4.15%	(8,666)
700	expiring 08/03/2009 @ 4.40%	(11,763)
4,100	expiring 08/03/2009 @ 4.55%	(82,830)

		(519,801)

Put Options
2,400	10 Year U.S. Treasury Note Futures, expiring 08/22/2008, Strike Price $110.00	(750)
2,200	Currency Option USD vs. JPY, expiring 09/16/2008 @ FX Rate 100.00	(4,332)

		(5,082)

	Total options written (premium received $957,144)	(524,883)

	Total Investments, Net of Options Written and Securities Sold Short 107.6% (cost $180,467,784; Note 5)	180,234,639
	Other liabilities in excess of other assets(l) (7.6%)	(12,764,840)

	Net Assets 100%	$167,469,799

The following abbreviations are used in portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

FHLMC—Federal Home Loan Mortgage Corp.

IO—Interest Only

MTN—Medium Term Note

TBA—To Be Announced

TIPS—Treasury Inflation Protected Securities

AUD—Australian Dollar

BRL—Brazilian Real

CNY—Chinese Yuan

EUR—Euro

GBP—British Pound

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

RUB—Russian Ruble

USD—United States Dollar

#	Principal amount is shown in U.S. dollars unless otherwise stated.
†	The rating reflected is as of July 31, 2008. Rating of certain bonds may have changed subsequent to that date.

See Notes to Financial Statements.

42	Visit our website at www.prudential.com

(a)	Non-income producing security.
(b)	Indicates a variable rate security.
(c)	Standard & Poor’s rating.
(d)	Repurchase agreement is collateralized by United States Treasuries or federal agency obligations.
(e)	Rates shown are the effective yields at purchase date.
(f)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(h)	As of July 31, 2008, 3 securities representing $1,233,868 and 0.7% of market value were fair valued in accordance with the policies adopted by the Board of Trustees.
(i)	Indicates a security that has been deemed illiquid.
(j)	Private Placement restricted as to resale and does not have a readily available market. The aggregate cost of such securities is $11,720,042. The aggregate value of $11,251,533 is approximately 6.7% of net assets.
(k)	Security segregated for futures contracts.
(l)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate and credit default swaps as follows:

Future contracts open at July 31, 2008:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2008	Unrealized Appreciation (Depreciation)
	Long Positions:
34	90 Day Euro	Sept 08	$8,166,687	$8,261,150	$94,463
69	90 Day Euro	Dec 08	16,686,763	16,733,363	46,600
24	90 Day Euro	Mar 09	5,793,150	5,814,900	21,750
71	90 Day Euro	Jun 09	17,092,588	17,171,350	78,762
143	90 Day Euro	Sep 09	34,364,512	34,491,600	127,088
95	90 Day Euro	Dec 09	22,916,813	22,838,000	(78,813)
31	90 Day Euro	Mar 10	7,450,075	7,433,800	(16,275)
14	90 Day Euro EURIBOR	Mar 09	5,172,558	5,194,123	21,565
13	90 Day Sterling	Jun 09	3,024,207	3,050,297	26,090
26	90 Day Sterling	Sept 09	6,073,526	6,101,561	28,035
13	90 Day Sterling	Dec 09	3,036,819	3,048,687	11,868
1	10 Year U.K. Gilt	Sept 08	210,347	212,805	2,458
18	20 Year U.S. Treasury Bonds	Sept 08	2,052,562	2,079,000	26,438
1	S & P 500 E-Mini	Dec 09	62,175	63,355	1,180

					$391,209

	Short Positions:
48	2 Year Euro-Schatz	Sept 08	7,652,717	7,705,502	(52,785)
144	2 Year U.S. Treasury Notes	Sept 08	30,332,250	30,528,000	(195,750)
19	5 Year Euro-Bobl	Sept 08	3,173,837	3,180,942	(7,105)
185	5 Year U.S. Treasury Notes	Sept 08	20,537,023	20,597,148	(60,125)
28	10 Year U.S. Treasury Notes	Sept 08	3,174,063	3,215,188	(41,125)

					(356,890)

					$34,319 (1)

(1)	Cash of $770,600 and a security with a market value of $95,370 has been segregated with the broker to cover requirements for open futures contracts at July 31, 2008.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	43

Portfolio of Investments

as of July 31, 2008 continued

Forward foreign currency exchange contracts outstanding at July 31, 2008:

Purchase Contracts	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 12/02/08	BRL	48	$28,149	$29,615	$1,466
Chinese Yuan,
Expiring 10/10/08	CNY	22,252	3,257,824	3,277,945	20,121
Indian Rupee,
Expiring 11/12/08	INR	42,202	1,044,355	975,471	(68,884)
Japanese Yen,
Expiring 09/08/08	JPY	118,756	1,103,275	1,103,305	30
Russian Ruble,
Expiring 11/19/08	RUB	34,657	1,397,740	1,473,575	75,835
Expiring 05/06/09	RUB	7,692	315,700	323,840	8,140
South Korean Won,
Expiring 08/04/08	KRW	1,589,434	1,651,898	1,570,758	(81,140)

			$8,798,941	$8,754,509	$(44,432)

Sale Contracts	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Austrailian Dollar,
Expiring 08/07/08	AUD	79	$75,048	$74,315	$733
Brazilian Real,
Expiring 12/02/08	BRL	475	263,000	293,366	(30,366)
British Pound,
Expiring 08/11/08	GBP	2,416	4,770,124	4,784,852	(14,728)
Euro,
Expiring 08/26/08	EUR	1,241	1,967,947	1,933,077	34,870
South Korean Won,
Expiring 08/04/08	KRW	1,589,434	1,541,357	1,570,759	(29,402)

			$8,617,476	$8,656,369	$(38,893)

See Notes to Financial Statements.

44	Visit our website at www.prudential.com

The Fund entered into interest rate swap agreements during the year ended July 31, 2008. Details of the interest rate swap agreements outstanding as of July 31, 2008 were as follows:

Counterparty	Termination Date	Notional Amount (000)#		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC(1)	12/17/10		$52,600	4.00%	3 Month LIBOR	$16,431
Citigroup, Inc.(1)	12/17/18		2,300	5.00	3 Month LIBOR	2,525
Citigroup, Inc.(2)	12/17/13		6,100	4.00	3 Month LIBOR	2,180
Deutsche Bank(2)	12/17/38		800	5.00	3 Month LIBOR	758
Lehman Brothers(1)	12/17/23		5,100	5.00	3 Month LIBOR	29,584
Merrill Lynch & Co.(1)	12/17/18		2,500	5.00	3 Month LIBOR	(14,334)
Merrill Lynch & Co.(2)	12/17/38		1,600	5.00	3 Month LIBOR	31,927
Merrill Lynch & Co.(1)	12/17/28		1,500	5.00	3 Month LIBOR	33,508
Morgan Stanley & Co.(1)	12/17/18		4,200	5.00	3 Month LIBOR	77,548
Morgan Stanley & Co.(1)	12/17/10		5,200	4.00	3 Month LIBOR	(4,862)
Morgan Stanley & Co.(1)	12/17/23		4,000	5.00	3 Month LIBOR	(42,043)
Morgan Stanley & Co.(2)	06/20/37		800	5.00	3 Month LIBOR	16,662
Morgan Stanley & Co.(2)	12/17/15		2,300	5.00	3 Month LIBOR	3,642
Morgan Stanley & Co.(2)	12/17/13		39,200	4.00	3 Month LIBOR	(366,922)
Morgan Stanley & Co.(2)	12/17/38		3,400	5.00	3 Month LIBOR	75,020
UBS AG(2)	06/20/37		1,900	5.00	3 Month LIBOR	33,470
Citigroup, Inc.(2)	04/15/09	AUD	5,000	7.00	3 Month Australian Bank Bill rate	(25,688)
Citigroup, Inc.(2)	09/15/09	AUD	800	7.00	3 Month Australian Bank Bill rate	(3,489)
UBS AG(2)	06/15/10	AUD	6,400	8.00	3 Month Australian Bank Bill rate	47,055
UBS AG(2)	09/15/09	AUD	9,700	7.00	3 Month Australian Bank Bill rate	(42,818)
Deutsche Bank(2)	03/15/11	AUD	2,200	7.50	6 Month Australian Bank Bill rate	26,693
Goldman Sachs & Co.(2)	01/02/12	BRL	4,400	10.15	Brazilian interbank lending rate	(266,837)
Merrill Lynch & Co.(2)	01/02/12	BRL	200	14.77	Brazilian interbank lending rate	847
Morgan Stanley & Co.(2)	01/02/12	BRL	4,200	10.12	Brazilian interbank lending rate	(84,828)
UBS AG(2)	01/02/12	BRL	5,200	10.58	Brazilian interbank lending rate	(234,552)
Barclays Capital(1)	09/17/18	EUR	600	5.00	6 Month EURIBOR	(12,988)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	45

Portfolio of Investments

as of July 31, 2008 continued

Interest rate swap agreements outstanding at July 31, 2008 (continued):

Counterparty	Termination Date	Notional Amount (000)#		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Barclays Capital(1)	09/17/38	EUR	500	5.00%	6 Month EURIBOR	$(7,153)
Barclays Capital(2)	12/17/10	EUR	100	5.50	6 Month EURIBOR	1,297
Barclays Capital(2)	03/18/10	EUR	600	5.00	6 Month EURIBOR	3,742
Deutsche Bank(1)	09/17/18	EUR	800	5.00	6 Month EURIBOR	(8,493)
Deutsche Bank (2)	09/17/10	EUR	3,400	5.00	6 Month EURIBOR	11,700
Deutsche Bank(2)	06/15/13	EUR	100	4.00	6 Month EURIBOR	(5,142)
Deutsche Bank(2)	09/15/10	EUR	4,400	5.50	6 Month EURIBOR	53,724
Goldman Sachs & Co.(1)	09/17/18	EUR	100	5.00	6 Month EURIBOR	(1,211)
Goldman Sachs & Co.(1)	03/18/39	EUR	600	5.00	6 Month EURIBOR	3,213
Goldman Sachs & Co.(2)	03/18/10	EUR	1,400	5.00	6 Month EURIBOR	8,793
Morgan Stanley & Co.(2)	12/17/10	EUR	1,600	5.50	6 Month EURIBOR	25,387
UBS AG(2)	10/15/10	EUR	100	2.15	FRC - Excluding Tobacco - Non-Revised Consumer Price Index	(542)
Barclays Capital(1)	06/15/37	GBP	300	4.00	6 Month LIBOR	(7,111)
Barclays Capital(2)	09/15/10	GBP	2,500	5.00	6 Month LIBOR	(33,422)
Deutsche Bank(1)	06/15/37	GBP	1,100	4.25	6 Month LIBOR	(33,563)
Goldman Sachs & Co.(1)	06/15/37	GBP	300	4.00	6 Month LIBOR	(6,559)
Goldman Sachs & Co.(2)	09/17/11	GBP	1,000	4.50	6 Month LIBOR	(36,643)
Morgan Stanley & Co.(1)	06/15/37	GBP	400	4.25	6 Month LIBOR	(11,645)
Barclays Capital(1)	12/17/17	JPY	10,000	2.00	6 Month LIBOR	(1,776)
Deutsche Bank(1)	12/17/17	JPY	60,000	2.00	6 Month LIBOR	(10,994)

						$(757,909)

(1)	Fund pays the fixed rate and receives the floating rate.
(2)	Fund pays the floating rate and receives the fixed rate.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

The Fund entered into credit default swap agreements during the year ended July 31, 2008. Details of the credit default swap agreements outstanding as of July 31, 2008 were as follows:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Reference Entity/ Obligation	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co.(1)	12/20/08	$200	0.26%	Allstate Corp., 6.125%, due 02/15/12	$67
Citigroup, Inc.(1)	06/20/15	500	0.62	American Electric Power, 5.25%, due 06/01/15	(7,147)

See Notes to Financial Statements.

46	Visit our website at www.prudential.com

Credit default swap agreements outstanding at July 31, 2008 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Reference Entity/ Obligation	Unrealized Appreciation (Depreciation)
UBS AG(1)	12/20/08	$300	0.35%	AutoZone, Inc., 5.875%, due 10/15/12	$(191)
Lehman Brothers(1)	03/20/18	1,000	2.20	Bear Stearns Co., Inc., 7.25%, due 02/01/18	(92,400)
UBS AG(1)	06/20/17	500	0.56	Cardinal Health Inc., 6.00%, due 06/15/17	(103)
Deutsche Bank(1)	06/20/18	2,000	0.86	Citigroup, Inc., due 6.125%, due 05/15/18	85,793
Bank of America Securities LLC(1)	03/20/18	2,000	1.83	Con-way, Inc., 7.25%, due 01/15/18	18,096
Lehman Brothers(1)	12/20/08	100	0.24	Costco Wholesale Corp., 5.50%, due 03/15/07	(31)
Barclays Bank PLC(1)	09/20/11	200	0.58	DaimlerChrysler, 5.75%, due 09/08/11	697
Barclays Bank PLC(1)	12/20/11	600	0.75	Dow Jones CDX HVOL7 Index	49,176
Barclays Bank PLC(1)	06/20/13	500	5.00	Dow Jones CDX HY10 Index	22,803
UBS AG(1)	06/20/13	400	5.00	Dow Jones CDX HY10 Index	18,484
Lehman Brothers(1)	12/20/11	100	0.00	Dow Jones CDX HY7 Index	21,851
Merrill Lynch & Co.(1)	12/20/11	300	0.00	Dow Jones CDX HY7 Index	66,450
Citigroup, Inc.(2)	06/20/12	4,000	2.11	Dow Jones CDX HY8 Index	(240,671)
Merrill Lynch & Co.(1)	06/20/12	297	2.75	Dow Jones CDX HY8 Index	20,881
Goldman Sachs & Co.(1)	06/20/18	4,600	1.50	Dow Jones CDX IG10 10Y Index	62,973
Morgan Stanley & Co.(1)	06/20/18	2,400	1.50	Dow Jones CDX IG10 10Y Index	50,568
Deutsche Bank(1)	06/20/13	1,300	1.55	Dow Jones CDX IG10 5Y Index	(10,354)
Morgan Stanley & Co.(1)	06/20/13	200	1.55	Dow Jones CDX IG10 5Y Index	(1,555)
Morgan Stanley & Co.(1)	12/20/12	700	0.14	Dow Jones CDX IG5 Index	52,043
Morgan Stanley & Co.(1)	12/20/12	2,100	0.14	Dow Jones CDX IG5 Index	156,122
Morgan Stanley & Co.(2)	12/20/15	470	0.46	Dow Jones CDX IG5 Index	(52,368)
Morgan Stanley & Co.(2)	12/20/15	1,500	0.46	Dow Jones CDX IG5 Index	(166,653)
Goldman Sachs(1)	12/20/16	100	0.65	Dow Jones CDX IG7 Index	5,481
Morgan Stanley & Co.(1)	12/20/16	1,000	0.65	Dow Jones CDX IG7 Index	55,133
Lehman Brothers(1)	06/20/12	1,000	0.35	Dow Jones CDX IG8 Index	30,792
Barclays Bank PLC(1)	12/20/17	1,100	0.80	Dow Jones CDX IG9 10Y Index	25,357
Goldman Sachs(1)	12/20/17	1,700	0.80	Dow Jones CDX IG9 10Y Index	31,540

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	47

Portfolio of Investments

as of July 31, 2008 continued

Credit default swap agreements outstanding at July 31, 2008 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Reference Entity/ Obligation	Unrealized Appreciation (Depreciation)
Merrill Lynch & Co.(1)	12/20/17	$200	0.80%	Dow Jones CDX IG9 10Y Index	$2,975
Morgan Stanley & Co.(1)	12/20/17	1,600	0.80	Dow Jones CDX IG9 10Y Index	18,541
Goldman Sachs(1)	12/20/12	500	0.60	Dow Jones CDX IG9 5Y Index	4,155
Goldman Sachs(2)	12/20/12	2,200	0.70	Dow Jones CDX IG9 5Y Index	25,228
JPMorgan Chase Bank(1)	12/20/11	971	1.65	Dow Jones CDX XO7 Index	73,698
Bank of America Securities LLC(1)	12/20/08	100	0.13	E.I. DuPont, 6.875%, due 10/15/09	29
Citigroup, Inc.(1)	12/20/08	200	0.28	Eaton Corp., 5.75%, due 07/15/12	27
Morgan Stanley & Co.(1)	09/20/13	500	1.22	Electronic Data Systems, 6.00%, due 08/01/13	(19,176)
Barclays Bank PLC(1)	12/20/08	200	0.16	Eli Lilly & Co., 6.00%, due 03/15/12	(120)
Morgan Stanley & Co.(1)	12/20/08	100	0.21	Emerson Electric Co., 6.48%, due 10/15/12	(48)
Citigroup, Inc.(1)	12/20/08	100	0.29	FedEx Corp., 7.25%, due 02/15/11	151
Barclays Bank PLC(2)	03/20/09	800	1.10	General Electric Capital Corp., 6.00%, due 06/15/12	1,171
Lehman Brothers(1)	12/20/08	100	0.97	Goodrich Corp., 7.625%, due 12/15/12	(421)
Bear Stearns International Ltd.(1)	12/20/08	200	0.32	Hewlett Packard Co., 6.50% due 7/01/12	(225)
Lehman Brothers(1)	12/20/08	200	0.12	Home Depot, Inc., 5.375%, due 04/01/06	526
Merrill Lynch & Co.(1)	12/20/08	100	0.32	Ingersoll-Rand Co., 6.48%, due 06/01/25	49
Lehman Brothers(1)	12/20/08	200	0.11	Johnson & Johnson, 3.80%, due 05/15/13	(12)
Lehman Brothers(1)	12/20/08	100	0.53	Lockheed Martin Corp., 8.20%, due 12/01/09	(239)
Bank of America Securities LLC(1)	06/20/17	1,000	1.73	Marriott International, 6.375%, due 06/15/17	41,887
Lehman Brothers(1)	12/20/08	100	0.30	Masco Corp., 5.875%, due 07/15/12	962

See Notes to Financial Statements.

48	Visit our website at www.prudential.com

Credit default swap agreements outstanding at July 31, 2008 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Reference Entity/ Obligation	Unrealized Appreciation (Depreciation)
Goldman Sachs(1)	03/20/18	$1,000	1.02%	Nabors Industries, Inc., 6.15%, due 02/15/18	$(6,431)
Bear Stearns International Ltd.(1)	12/20/12	500	0.29	Nordstrom, Inc., 6.95%, due 03/15/28	16,090
Lehman Brothers(1)	12/20/08	100	0.48	Northrop & Grumman Corp., 7.125%, due 02/15/11	(217)
Morgan Stanley & Co.(1)	06/20/16	300	0.39	Omnicom, 5.90%, due 04/15/16	6,276
Lehman Brothers(1)	06/20/09	500	0.40	People’s Republic of China, 6.80%, due 05/23/11	(950)
Lehman Brothers(1)	12/20/08	100	0.35	RadioShack Corp., 7.375%, due 05/15/11	366
Deutsche Bank(1)	06/20/18	1,000	0.84	Spectra Energy Capital, 6.20%, due 04/15/18	9,199
Citigroup, Inc.(1)	02/09/46	600	2.20	Vertical CDO, Ltd., 7.01%, due 02/09/46	591,467
Lehman Brothers(1)	09/20/12	200	0.60	Viacom, Inc., 4.625%, due 05/15/18	8,408
Goldman Sachs(1)	12/20/12	500	0.24	Wal-Mart Stores, Inc., 5.75%, due 12/19/30	1,353
Citigroup, Inc.(1)	12/20/08	300	0.14	Wal-Mart Stores, Inc., 6.875%, due 08/10/09	(16)
Barclays Bank PLC(1)	12/20/08	100	0.67	Walt Disney Co. (The), 6.375%, due 03/12/12	(288)
Lehman Brothers(1)	12/20/08	100	0.29	Whirlpool Corp., 8.60%, due 05/01/10	97
Barclays Bank PLC(1)	03/20/12	100	0.21	XL Capital, Ltd., 6.50%, due 01/15/12	6,413

					$983,759

(1)	Fund pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.
(2)	Fund receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as July 31, 2008 were as follows:

U.S. Government Mortgage—Backed Obligations	29.3%
Financial—Bank & Trust	14.6
Financial Services	7.1
Affiliated Money Market Mutual Fund	5.9
Oil, Gas & Consumable Fuels	5.3

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	49

Portfolio of Investments

as of July 31, 2008 continued

U.S. Treasury Obligations	4.0%
Telecommunications	3.8
Collateralized Mortgage Obligations	2.8
Pharmaceuticals	2.6
Foreign Government Bonds	2.6
Transportation	2.5
Insurance	1.9
Bank Notes	1.7
Retail & Merchandising	1.6
Software	1.4
Chemicals	1.4
Utilities	1.4
Metals & Mining	1.4
Diversified Financial Services	1.2
Computer Hardware	1.1
Hotels, Restaurants & Leisure	1.0
Commercial Banks	1.0
Asset-Backed Securities	1.0
Medical Supplies & Equipment	0.9
Aerospace & Defense	0.9
Hotels & Motels	0.8
Municipal Bonds	0.8
Internet Services	0.7
Media	0.7
Industrial Conglomerates	0.7
Energy Equipment & Services	0.7
Aerospace	0.6
Farming & Agriculture	0.6
Biotechnology	0.6
Consumer Products & Services	0.5
Commercial Services	0.5
Real Estate Investment Trusts	0.5
Machinery	0.5
Electric Utilities	0.4
IT Services	0.4
Semiconductors	0.4
Specialty Retail	0.4
Electronic Components	0.4
Options Purchased	0.4
Foods	0.4
Healthcare Services	0.3
Entertainment & Leisure	0.3
Clothing & Apparel	0.3
Repurchase Agreements	0.3
Financial—Brokerage	0.3
Tobacco Products	0.3
Diversified Manufacturing Operations	0.3
Beverages	0.3
Thrifts & Mortgage Finance	0.3

See Notes to Financial Statements.

50	Visit our website at www.prudential.com

Engineering/Construction	0.2%
Household Products	0.2
Automotive Parts	0.2
Computer Services & Software	0.2
Food Products	0.2
Advertising	0.2
Automotive—OEM	0.2
Office Equipment	0.2
Healthcare Providers & Services	0.2
Computers & Peripherals	0.1
Auto Components	0.1
Automobile Manufacturers	0.1
Paper & Forest Products	0.1
Capital Markets	0.1
Household Durables	0.1
Communication Equipment	0.1
Air Freight & Couriers	0.1
Diversified	0.1
Healthcare Equipment & Supplies	0.1
Manufacturing	0.1
Construction	0.1
Textiles, Apparel & Luxury Goods	0.1
Multi-Line Retail	0.1
Exchange Traded Funds	0.1
Environmental Services	0.1
Independent Power Producers & Energy Traders	0.1

115.6
Written options and securities sold short	(8.0)
Other liabilities in excess of other assets	(7.6)

100.0%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	51

Statement of Assets and Liabilities

July 31, 2008

Assets
Investments at value:
Unaffiliated investments (cost $184,469,464)	$183,652,904
Affiliated investments (cost $9,926,955)	9,926,955
Deposit with broker	770,600
Foreign currency, at value (cost $1,229,041)	1,228,621
Receivable for investments sold	19,322,027
Unrealized appreciation on swap agreements	2,089,081
Dividends and interest receivable	1,121,980
Unrealized appreciation on foreign currency exchange contracts	141,195
Receivable for Fund shares sold	90,631

Total assets	218,343,994

Liabilities
Payable for investments purchased	32,339,258
Securities sold short, at value (proceeds $12,971,491)	12,820,337
Unrealized depreciation on swap agreements	1,863,231
Premium received for interest rate swaps written	1,555,350
Payable to custodian	641,736
Options written (premiums received $957,144)	524,883
Payable for Fund shares reacquired	239,411
Unrealized depreciation on foreign currency exchange contracts	224,520
Accrued expenses and other liabilities	194,892
Interest payable on investments sold short	160,985
Management fee payable	107,769
Distribution fee payable	91,805
Payable to broker-variation margin	74,644
Affiliated transfer agent fee payable	27,057
Deferred trustees’ fees	8,317

Total liabilities	50,874,195

Net Assets	$167,469,799

Net assets were comprised of:
Shares of beneficial interest, at par	$17,041
Paid-in capital, in excess of par	165,674,624

165,691,665
Undistributed net investment income	1,122,731
Accumulated net realized gain on investment and foreign currency transactions	686,001
Net unrealized depreciation on investments and foreign currencies	(30,598)

Net assets, July 31, 2008	$167,469,799

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share ($68,407,782 ÷ 6,953,355 shares of beneficial interest issued and outstanding)	$9.84
Maximum sales charge (5.50% of offering price)	.57

Maximum offering price to public	$10.41

Class B:
Net asset value, offering price and redemption price per share ($56,852,941 ÷ 5,791,061 shares of beneficial interest issued and outstanding)	$9.82

Class C:
Net asset value, offering price and redemption price per share ($29,417,339 ÷ 2,996,867 shares of beneficial interest issued and outstanding)	$9.82

Class M:
Net asset value, offering price and redemption price per share ($1,046,808 ÷ 106,602 shares of beneficial interest issued and outstanding)	$9.82

Class R:
Net asset value, offering price and redemption price per share ($4,014,589 ÷ 407,622 shares of beneficial interest issued and outstanding)	$9.85

Class X:
Net asset value, offering price and redemption price per share ($2,119,959 ÷ 215,942 shares of beneficial interest issued and outstanding)	$9.82

Class Z:
Net asset value, offering price and redemption price per share ($5,610,381 ÷ 569,741 shares of beneficial interest issued and outstanding)	$9.85

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	53

Statement of Operations

Year Ended July 31, 2008

Net Investment Income
Income
Unaffiliated interest income	$5,523,734
Unaffiliated dividend income (net of foreign withholding taxes $1,147)	1,430,962
Affiliated dividend income	416,004

Total income	7,370,700

Expenses
Management fee	1,377,553
Distribution fee—Class A	164,613
Distribution fee—Class B	703,807
Distribution fee—Class C	320,831
Distribution fee—Class M	23,586
Distribution fee—Class R	23,948
Distribution fee—Class X	19,573
Custodian’s fees and expenses	294,000
Transfer agent’s fees and expenses (including affiliated expense of $104,000)	222,000
Registration fees	68,000
Reports to shareholders	55,000
Interest expense	54,814
Audit fee	50,000
Legal fee	22,000
Trustees’ fees	14,000
Insurance expense	4,000
Miscellaneous	13,197

Total expenses	3,430,922

Net investment income	3,939,778

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currency
Net realized gain (loss) on:
Investment transactions	(21,455)
Options written	269,080
Foreign currency transactions	1,076,218
Futures	1,088,028
Swaps	3,720,516
Short sale transactions	(182,205)

5,950,182

Net change in unrealized appreciation (depreciation) on:
Investments	(12,163,557)
Options written	411,927
Foreign currencies	(384,642)
Futures	903,934
Swaps	(443,868)
Short sales	135,153

(11,541,053)

Net loss on investments	(5,590,871)

Net Decrease In Net Assets Resulting From Operations	$(1,651,093)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income	$3,939,778	$3,767,379
Net realized gain on investment and foreign currency transactions	5,950,182	6,438,690
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(11,541,053)	4,486,748

Net increase (decrease) in net assets resulting from operations	(1,651,093)	14,692,817

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(1,725,649)	(1,528,934)
Class B	(1,251,835)	(1,540,436)
Class C	(582,587)	(611,152)
Class M	(40,141)	(57,363)
Class R	(106,615)	(185,681)
Class X	(48,312)	(42,951)
Class Z	(166,060)	(124,828)

	(3,921,199)	(4,091,345)

Distributions from net realized gains:
Class A	(3,033,792)	(1,207,325)
Class B	(3,278,171)	(1,817,015)
Class C	(1,469,678)	(700,590)
Class M	(127,929)	(67,656)
Class R	(237,051)	(162,551)
Class X	(111,378)	(46,264)
Class Z	(249,783)	(91,039)

	(8,507,782)	(4,092,440)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	27,307,677	20,503,014
Net asset value of shares issued in reinvestment of dividends and distributions	11,557,664	7,491,465
Cost of shares reacquired	(48,763,130)	(48,723,968)

Net decrease in net assets resulting from Fund share transactions	(9,897,789)	(20,729,489)

Total decrease	(23,977,863)	(14,220,457)

Net Assets
Beginning of year	191,447,662	205,668,119

End of year(a)	$167,469,799	$191,447,662

(a) Includes undistributed net income of:	$1,122,731	$—

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	55

Notes to Financial Statements

Target Asset Allocation Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Target Moderate Allocation Fund, Target Conservative Allocation Fund (the “Fund”) and Target Growth Allocation Fund. These financial statements relate only to Target Conservative Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisors”), each managing a portion of the Fund’s assets. The following lists the Subadvisors and their respective segment during the year ended July 31, 2008.

Fund Segment	Subadvisors
Large-Cap Value Stocks	Hotchkis & Wiley Capital Management LLC J.P. Morgan Fleming Asset Management NFJ Investment Group L.P.

Large-Cap Growth Stocks	Marsico Capital Management, LLC Goldman Sachs Asset Management L.P.

Core Fixed Income Bonds	Pacific Investment Management Company LLC

Small-Cap Value Stocks	EARNEST Partners, LLC Vaughan Nelson Investment Management, L.P.

Small-Cap Growth Stocks	Eagle Asset Management

The investment objective of the Fund is to provide current income and a reasonable level of capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of debt obligations and equity securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day

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of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the Subadvisers, to be over- the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of July 31, 2008, there were 3 securities representing $1,233,868 and 0.7% of market value that were fair valued in accordance with policies approved by the Board of Trustees.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant

Target Asset Allocation Funds/Target Conservative Allocation Fund	57

Notes to Financial Statements

continued

amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The

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Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as in unrealized appreciation and/or depreciation on forward foreign currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Fund writes an option on a swap contract, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a

Target Asset Allocation Funds/Target Conservative Allocation Fund	59

Notes to Financial Statements

continued

swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps, is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities.

A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

Swaps: The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest and may involve payment/ receipt of a premium at the time of initiation of the swap agreement. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any

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unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Written options, future contracts, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy on the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are

Target Asset Allocation Funds/Target Conservative Allocation Fund	61

Notes to Financial Statements

continued

calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly, and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of average daily net assets up to $500 million, .70 of 1% of average daily net assets for the next $500 million and .65 of 1%

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of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended July 31, 2008.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class M, Class R and Class X shares, pursuant to plans of distribution (the Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, 1%, .75 of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively. Such expenses under the plans were .25 of 1%, 1%, 1%, 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively, for the year ended July 31, 2008.

PIMS has advised the Fund that it has received approximately $157,800 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2008. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs. PIMS has advised the Fund that for the year ended July 31, 2008, it has received approximately $100, $92,200, $3,400, $16,600 and $4,800 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees related to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended July 31, 2008, the

Target Asset Allocation Funds/Target Conservative Allocation Fund	63

Notes to Financial Statements

continued

Fund incurred approximately $52,000 in total networking fees, of which $29,000 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, formally known as Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Series are disclosed on the Statement of Operations as affiliated dividends.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. Government investments, for the year ended July 31, 2008, aggregated $143,811,480 and $208,843,965, respectively.

Transactions in options/swap options written during the year ended July 31, 2008, were as follows:

	Number of Contracts/ Notional Amount	Premiums Received
Options outstanding at July 31, 2007	9,100,000	$98,509
Written options	53,170,000	1,362,680
Expired options	(450,000)	(36,604)
Closed options	(23,320,000)	(467,441)

Options outstanding at July 31, 2008	38,500,000	$957,144

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gain on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to net investment income and accumulated net realized gain on investments and foreign currency transactions. For the tax year ended July 31, 2008, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on

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investments and foreign currency transactions by $1,837,480 due to differences in the treatment for books and tax purposes of certain transactions involving foreign securities and currencies, certain tax adjustments pertaining to the investment in real estate investment trusts and reclasses on swap income (losses) and paydown gain (losses). Net investment income, net realized gains and net assets were not affected by this change.

For the year ended July 31, 2008 the tax character of dividends paid as reflected in the Statement of Charges in Net Assets were $5,945,884 of ordinary income and $6,483,097 of long-term capital gains. The respective amounts for the year ended July 31, 2007 were $4,481,648 of ordinary income and $3,702,137 of long-term capital gains.

As of July 31, 2008, the accumulated undistributed earnings on a tax basis were $4,038,961 of ordinary income and $2,036,374 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of July 31, 2008 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation on Investments	Other Cost Basis Adjustments	Adjusted Net Unrealized Depreciation of Investments
$197,677,366	$8,827,237	$(12,924,744)	$(4,097,507)	$(191,377)	$(4,288,884)

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales and investments in real estate investment trusts.

The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and marked to market of receivable, payables and swaps.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who

Target Asset Allocation Funds/Target Conservative Allocation Fund	65

Notes to Financial Statements

continued

purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. As of July 31, 2008, Prudential owned 231 shares of Class R shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2008:
Shares sold	943,874	$9,852,416
Shares issued in reinvestment of dividends and distributions	430,091	4,494,345
Shares reacquired	(1,236,532)	(12,945,379)

Net increase (decrease) in shares outstanding before conversion	137,433	1,401,382
Shares issued, upon conversion from Class B, Class M, and Class X	1,123,805	11,803,840

Net increase (decrease) in shares outstanding	1,261,238	$13,205,222

Year ended July 31, 2007:
Shares sold	708,999	$7,558,267
Shares issued in reinvestment of dividends and distributions	234,424	2,495,939
Shares reacquired	(1,672,038)	(17,823,019)

Net increase (decrease) in shares outstanding before conversion	(728,615)	(7,768,813)
Shares issued, upon conversion from Class B, Class M, and Class X	793,444	8,402,196

Net increase (decrease) in shares outstanding	64,829	$633,383

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Class B	Shares	Amount
Year ended July 31, 2008:
Shares sold	365,490	$3,812,901
Shares issued in reinvestment of dividends and distributions	406,660	4,250,736
Shares reacquired	(1,287,113)	(13,516,413)

Net increase (decrease) in shares outstanding before conversion	(514,963)	(5,452,776)
Shares reaquired upon conversion into Class A	(1,055,563)	(11,051,798)

Net increase (decrease) in shares outstanding	(1,570,526)	$(16,504,574)

Year ended July 31, 2007:
Shares sold	360,646	$3,829,609
Shares issued in reinvestment of dividends and distributions	297,375	3,158,718
Shares reacquired	(1,650,176)	(17,542,206)

Net increase (decrease) in shares outstanding before conversion	(992,155)	(10,553,879)
Shares reaquired upon conversion into Class A	(763,338)	(8,065,713)

Net increase (decrease) in shares outstanding	(1,755,493)	$(18,619,592)

Class C
Year ended July 31, 2008:
Shares sold	490,546	$5,143,574
Shares issued in reinvestment of dividends and distributions	171,670	1,792,356
Shares reacquired	(749,290)	(7,870,398)

Net increase (decrease) in shares outstanding	(87,074)	$(934,468)

Year ended July 31, 2007:
Shares sold	429,500	$4,541,607
Shares issued in reinvestment of dividends and distributions	103,500	1,099,586
Shares reacquired	(901,063)	(9,586,340)

Net increase (decrease) in shares outstanding	(368,063)	$(3,945,147)

Class M
Year ended July 31, 2008:
Shares sold	86,912	$937,004
Shares issued in reinvestment of dividends and distributions	13,158	137,640
Shares reacquired	(197,404)	(2,050,044)

Net increase (decrease) in shares outstanding before conversion	(97,334)	(975,400)
Shares reaquired upon conversion into Class A	(72,103)	(751,681)

Net increase (decrease) in shares outstanding	(169,437)	$(1,727,081)

Year ended July 31, 2007:
Shares sold	113,195	$1,197,385
Shares issued in reinvestment of dividends and distributions	9,071	96,359
Shares reacquired	(148,497)	(1,568,630)

Net increase (decrease) in shares outstanding before conversion	(26,231)	(274,886)
Shares reaquired upon conversion into Class A	(31,304)	(334,305)

Net increase (decrease) in shares outstanding	(57,535)	$(609,191)

Target Asset Allocation Funds/Target Conservative Allocation Fund	67

Notes to Financial Statements

continued

Class R	Shares	Amount
Year ended July 31, 2008:
Shares sold	403,914	$4,351,884
Shares issued in reinvestment of dividends and distributions	32,911	343,472
Shares reacquired	(849,365)	(9,004,966)

Net increase (decrease) in shares outstanding	(412,540)	$(4,309,610)

Year ended July 31, 2007:
Shares sold	102,568	$1,091,897
Shares issued in reinvestment of dividends and distributions	32,644	348,127
Shares reacquired	(32,387)	(345,325)

Net increase (decrease) in shares outstanding	102,825	$1,094,699

Class X
Year ended July 31, 2008:
Shares sold	47,886	$491,096
Shares issued in reinvestment of dividends and distributions	15,228	158,823
Shares reacquired	(91,808)	(956,311)

Net increase (decrease) in shares outstanding before conversion	(28,694)	(306,392)
Shares reaquired upon conversion into Class A	(32)	(361)

Net increase (decrease) in shares outstanding	(28,726)	$(306,753)

Year ended July 31, 2007:
Shares sold	66,376	$711,109
Shares issued in reinvestment of dividends and distributions	8,204	87,135
Shares reacquired	(82,695)	(876,344)

Net increase (decrease) in shares outstanding before conversion	(8,115)	(78,100)
Shares reaquired upon conversion into Class A	(202)	(2,178)

Net increase (decrease) in shares outstanding	(8,317)	$(80,278)

Class Z
Year ended July 31, 2008:
Shares sold	259,276	$2,718,802
Shares issued in reinvestment of dividends and distributions	36,313	380,292
Shares reacquired	(231,821)	(2,419,619)

Net increase (decrease) in shares outstanding	63,768	$679,475

Year ended July 31, 2007:
Shares sold	146,494	$1,573,140
Shares issued in reinvestment of dividends and distributions	19,291	205,601
Shares reacquired	(92,195)	(982,104)

Net increase (decrease) in shares outstanding	73,590	$796,637

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Note 7. Borrowings

The Trust, along with other affiliated registered investment companies (the “Companies”), are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Companies renewed the SCA with the two banks. The Companies pay a commitment fee of .06 of 1% of the unused portion of the SCA. The expiration date of the SCA is October 24, 2008. For the period October 27, 2006 through October 26, 2007, the Companies paid a commitment fee of .07 of 1%. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Trust did not utilize the line of credit during the year ended July 31, 2008.

Note 8. New Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Note 9. Subsequent Events

As noted in the Portfolio of Investments, the Fund held securities issued by Federal Housing Finance Agency, Lehman Brothers Holdings, Inc. (Lehman) and American

Target Asset Allocation Funds/Target Conservative Allocation Fund	69

Notes to Financial Statements

continued

International Group (AIG). Additionally, Lehman is the counterparty to certain swap contracts. Subsequent to the year end, the Federal Housing Finance Agency has placed Fannie Mae and Freddie Mac into conservatorship. In addition, Lehman filed for Chapter 11 bankruptcy. With respect to securities issued by AIG or for which AIG is counterparty, the Federal Reserve Board, with the full support of the Treasury Department, authorized the Federal Reserve Bank of New York to lend up to $85 billion to AIG. The secured loan has terms and conditions designed to protect the interests of the U.S. government and taxpayers. The values of the positions held by the Fund have been adversely impacted since the date of these financial statements; however, the impact on the net assets of the Fund is not material.

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Financial Highlights

JULY 31, 2008	ANNUAL REPORT

Target Conservative Allocation Fund

Financial Highlights

Class A
Year Ended July 31, 2008(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.66

Income (loss) from investment operations:
Net investment income	.27
Net realized and unrealized gains (loss) on investments transactions	(.32)

Total from investment operations	(.05)

Less Dividends and Distributions:
Dividends from net investment income	(.27)
Distributions from net realized gains on investments	(.50)

Total dividends and distributions	(.77)

Net asset value, end of year	$9.84

Total Return(a)	(0.75)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$68,408
Average net assets (000)	$65,817
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(b)	1.43%
Expenses, excluding distribution and service (12b-1) fees	1.18%
Net investment income	2.59%
For Class A, B, C, M, R, X and Z shares:
Portfolio turnover rate	353%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares.
(c)	Calculated based upon the average shares outstanding during the year.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class A
Year Ended July 31,
2007	2006(c)	2005	2004

$10.33	$11.36	$10.51	$9.71

.25	.28	.18	.17
.56	(.05)	1.05	.82

.81	.23	1.23	.99

(.27)	(.30)	(.21)	(.19)
(.21)	(.96)	(.17)	—

(.48)	(1.26)	(.38)	(.19)

$10.66	$10.33	$11.36	$10.51

7.93%	2.20%	11.85%	10.18%

$60,657	$58,130	$46,743	$36,307
$61,106	$51,963	$42,639	$32,710

1.35%	1.41%	1.44%	1.42%
1.10%	1.16%	1.19%	1.17%
2.34%	2.57%	1.65%	1.67%

395%	481%	379%	160%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	73

Financial Highlights

continued

Class B
Year Ended July 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.64

Income (loss) from investment operations:
Net investment income	.19
Net realized and unrealized gains (loss) on investments transactions	(.32)

Total from investment operations	(.13)

Less Dividends and Distributions:
Dividends from net investment income	(.19)
Distributions from net realized gains on investments	(.50)

Total dividends and distributions	(.69)

Net asset value, end of year	$9.82

Total Return(a)	(1.49)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$56,853
Average net assets (000)	$70,345
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.18%
Expenses, excluding distribution and service (12b-1) fees	1.18%
Net investment income	1.82%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon the average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class B
Year Ended July 31,
2007	2006(b)	2005	2004

$10.31	$11.34	$10.49	$9.69

.17	.18	.10	.10
.56	(.03)	1.05	.81

.73	.15	1.15	.91

(.19)	(.22)	(.13)	(.11)
(.21)	(.96)	(.17)	—

(.40)	(1.18)	(.30)	(.11)

$10.64	$10.31	$11.34	$10.49

7.12%	1.40%	11.02%	9.40%

$78,305	$94,011	$116,378	$110,140
$87,224	$106,189	$114,342	$104,309

2.10%	2.16%	2.19%	2.17%
1.10%	1.16%	1.19%	1.17%
1.60%	1.68%	.89%	.93%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	75

Financial Highlights

continued

Class C
Year Ended July 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.64

Income (loss) from investment operations:
Net investment income	.19
Net realized and unrealized gains (loss) on investments transactions	(.32)

Total from investment operations	(.13)

Less Dividends and Distributions:
Dividends from net investment income	(.19)
Distributions from net realized gains on investments	(.50)

Total dividends and distributions	(.69)

Net asset value, end of year	$9.82

Total Return(a)	(1.49)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$29,417
Average net assets (000)	$32,068
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.18%
Expenses, excluding distribution and service (12b-1) fees	1.18%
Net investment income	1.83%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon the average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class C
Year Ended July 31,
2007	2006(b)	2005	2004

$10.31	$11.34	$10.49	$9.69

.17	.20	.10	.10
.56	(.05)	1.05	.81

.73	.15	1.15	.91

(.19)	(.22)	(.13)	(.11)
(.21)	(.96)	(.17)	—

(.40)	(1.18)	(.30)	(.11)

$10.64	$10.31	$11.34	$10.49

7.12%	1.40%	11.02%	9.40%

$32,800	$35,591	$43,787	$43,375
$34,907	$39,175	$43,819	$41,938

2.10%	2.16%	2.19%	2.17%
1.10%	1.16%	1.19%	1.17%
1.60%	1.83%	.89%	.94%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	77

Financial Highlights

continued

Class M
Year Ended July 31, 2008(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.64

Income (loss) from investment operations:
Net investment income	.19
Net realized and unrealized gains (loss) on investments transactions	(.32)

Total from investment operations	(.13)

Less Dividends and Distributions:
Dividends from net investment income	(.19)
Distributions from net realized gains on investments	(.50)

Total dividends and distributions	(.69)

Net asset value, end of period	$9.82

Total Return(b)	(1.49)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,047
Average net assets (000)	$2,357
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	2.18%
Expenses, excluding distribution and service (12b-1) fees	1.18%
Net investment income	1.81%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculated based upon the average shares outstanding during the period.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class M
Year Ended July 31,		October 4, 2004(a) through July 31, 2005
2007	2006(d)

$10.31	$11.34	$10.81

.17	.19	.14
.56	(.04)	.69

.73	.15	.83

(.19)	(.22)	(.13)
(.21)	(.96)	(.17)

(.40)	(1.18)	(.30)

$10.64	$10.31	$11.34

7.12%	1.41%	7.80%

$2,936	$3,439	$1,900
$3,219	$2,579	$1,115

2.10%	2.16%	2.19	%(c)
1.10%	1.16%	1.19	%(c)
1.60%	1.84%	1.25	%(c)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	79

Financial Highlights

continued

Class R
Year Ended July 31, 2008(e)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.67

Income (loss) from investment operations:
Net investment income	.24
Net realized and unrealized gains (loss) on investments transactions	(.31)

Total from investment operations	(.07)

Less Dividends and Distributions:
Dividends from net investment income	(.25)
Distributions from net realized gains on investments	(.50)

Total dividends and distributions	(.75)

Net asset value, end of period	$9.85

Total Return(b)	(0.99)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$4,015
Average net assets (000)	$4,787
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees(d)	1.68%
Expenses, excluding distribution and service (12b-1) fees	1.18%
Net investment income	2.33%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily assets of the Class R shares.
(e)	Calculated based upon the average shares outstanding during the period.
(f)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class R
Year Ended July 31,		October 4, 2004(a) through July 31, 2005
2007	2006(e)

$10.34	$11.37	$10.84

.23	.25	.16
.55	(.05)	.72

.78	.20	.88

(.24)	(.27)	(.18)
(.21)	(.96)	(.17)

(.45)	(1.23)	(.35)

$10.67	$10.34	$11.37

7.64%	1.93%	8.25%

$8,751	$7,419	$3
$8,273	$4,498	$3

1.60%	1.66%	1.69	%(c)
1.10%	1.16%	1.19	%(c)
2.09%	2.31%	1.77	%(c)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	81

Financial Highlights

continued

Class X
Year Ended July 31, 2008(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.63

Income (loss) from investment operations:
Net investment income	.21
Net realized and unrealized gains (loss) on investments transactions	(.31)

Total from investment operations	(.10)

Less Dividends and Distributions:
Dividends from net investment income	(.21)
Distributions from net realized gains on investments	(.50)

Total dividends and distributions	(.71)

Net asset value, end of period	$9.82

Total Return(b)	(1.22)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,120
Average net assets (000)	$2,441
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.99%
Expenses, excluding distribution and service (12b-1) fees	1.18%
Net investment income	2.02%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculated based upon the average shares outstanding during the period.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class X
Year Ended July 31,		October 4, 2004(a) through July 31, 2005
2007	2006(d)

$10.31	$11.33	$10.81

.17	.19	.15
.55	(.03)	.67

.72	.16	.82

(.19)	(.22)	(.13)
(.21)	(.96)	(.17)

(.40)	(1.18)	(.30)

$10.63	$10.31	$11.33

7.13%	1.41%	7.71%

$2,601	$2,607	$1,688
$2,463	$1,892	$853

2.10%	2.16%	2.19	%(c)
1.10%	1.16%	1.19	%(c)
1.60%	1.86%	1.31	%(c)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	83

Financial Highlights

continued

Class Z
Year Ended July 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.67

Income (loss) from investment operations:
Net investment income	.30
Net realized and unrealized gains (loss) on investments transactions	(.32)

Total from investment operations	(.02)

Less Dividends and Distributions:
Dividends from net investment income	(.30)
Distributions from net realized gains on investments	(.50)

Total dividends and distributions	(.80)

Net asset value, end of year	$9.85

Total Return(a)	(0.50)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$5,610
Average net assets (000)	$5,771
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.18%
Expenses, excluding distribution and service (12b-1) fees	1.18%
Net investment income	2.85%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon the average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class Z
Year Ended July 31,
2007	2006(b)	2005	2004

$10.34	$11.37	$10.52	$9.72

.28	.30	.21	.20
.56	(.04)	1.05	.81

.84	.26	1.26	1.01

(.30)	(.33)	(.24)	(.21)
(.21)	(.96)	(.17)	—

(.51)	(1.29)	(.41)	(.21)

$10.67	$10.34	$11.37	$10.52

8.20%	2.47%	12.10%	10.44%

$5,397	$4,471	$4,611	$5,267
$4,521	$4,587	$4,731	$4,712

1.10%	1.16%	1.19%	1.17%
1.10%	1.16%	1.19%	1.17%
2.59%	2.83%	2.02%	1.93%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	85

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Target Asset Allocation Funds—Target Conservative Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Target Asset Allocation Funds—Target Conservative Allocation Fund (the “Fund”), including the portfolio of investments as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Target Asset Allocation Funds—Target Conservative Allocation Fund as of July 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 26, 2008

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (July 31, 2008) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended July 31, 2008, the Fund paid dividends taxable as ordinary income of $0.27 for Class A shares, $0.19 for Class B, C and M shares respectively, $0.21 for X shares, $0.25 for Class R shares and $0.30 for Class Z shares. The Fund also paid short-term capital gains of $0.12 per share to Class A, B, C, M, R, X and Z shares which is taxable as ordinary income. In addition, the Fund paid long-term capital gains of $0.38 per share to Class A, B, C, M, R, X and Z shares which is taxable as such.

As required by the Internal Revenue Code, the following percentages of ordinary income dividends paid for the year ended July 31, 2008 have been designated as 1) Qualified for the reduced tax rate (QDI) under The Job and Growth Tax Relief Reconciliation Act of 2003 2) dividends received deduction (DRD) eligible for corporate shareholders 3) interest related (QII) dividends under The American Job Creation Act of 2004 and 4) qualified short-term gain (QSTG) dividends under The American Job Creation Act of 2004:

	QDI	DRD	QII	QSTG
Target Conservative Allocation Fund	16.66%	16.19%	68.11%	61.00%

Interest-related dividends and short-term capital gain dividends do not include any distributions paid by a Fund with respect to Fund tax years beginning after December 31, 2007. Consequently, this provision expires with respect such distributions paid after the Fund’s fiscal year ended July 31, 2008.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 34.38% of the ordinary income dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends received by you in calendar year 2008.

Target Asset Allocation Funds/Target Conservative Allocation Fund	87

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (January 2003-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

None.
Linda W. Bynoe (56) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co. (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 63	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987-2000).	None.
Michael S. Hyland, CFA (62) Board Member Portfolios Overseen: 63	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co. Inc.	None.
Robert E. La Blanc (74) Board Member Portfolios Overseen: 63	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (66) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 63	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (68) Board Member & Independent Chair Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 63

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Target Asset Allocation Funds/Target Conservative Allocation Fund

Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 147

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]	The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E. A. Carson, 2003; Michael S. Hyland, 2008; Robert E. LaBlanc, 1999; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Judy A. Rice, Board Member and President since 2003; Robert F. Gunia, Board Member and Vice President since 1999.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (33) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005);Associate at Sidley Austin Brown Wood LLP (1997-2005).
Andrew R. French (45) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Target Asset Allocation Funds/Target Conservative Allocation Fund

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.

[1]	The year that each individual became an Officer of the Funds is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

° Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

° Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

° There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

° “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

° “Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Target Asset Allocation Funds oversees the management of the Target Conservative Allocation Fund (the “Fund”), and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements. In considering the renewal of the agreements, the Board, including a majority of the Independent Trustees, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three- and five-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Target Asset Allocation Funds, and between PI and each subadviser1, each of which serve as subadviser pursuant to the terms of a subadvisory agreement with PI,

(1)	The Fund’s subadvisers are: Marsico Capital Management, LLC, Goldman Sachs Asset Management, Hotchkis and Wiley Capital Management, J.P. Morgan Investment Management, NFJ Investment Group L.P., Eagle Asset Management, EARNEST Partners, LLC, Vaughan Nelson Investment Management, L.P., and Pacific Investment Management Company LLC.

Target Asset Allocation Funds/Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

I. Renewal of Existing Management and Subadvisory Agreements:

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers; as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

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Performance of Target Conservative Allocation Fund

The Board received and considered information about the Fund’s historical performance. The Board noted that the Fund’s gross performance in relation to its Peer Universe (the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe) was in the first quartile for the one-, three- and five-year periods. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive long-term performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s third quartile, and that the Fund’s total expenses ranked in the fourth quartile. The Board considered PI’s explanation that the Fund’s fourth quartile ranking for total expenses was largely due to the custodial fees incurred by the Fund, which were attributable to the “sleeve” nature of the Fund.

As part of its review of the Fund’s management fee, the Board considered that the management fee arrangements for the Fund represented the result of several years of review and discussion between the Board and PI. In its review, the Board considered such things as the difficulty in managing the Fund, the size of the Fund, fees of competitors, Fund performance, expenses of service providers and such other aspects that the Trustees deemed important in the exercise of their business judgment. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Target Asset Allocation Funds/Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

The Board noted that none of the subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

II. Approval of New Subadvisory Agreement:

At the meetings held on June 3-5, 2008, the Board, including all of the Independent Trustees, approved a new subadvisory agreement for the Fund, as explained below.

Pursuant to a recommendation by PI, the Board approved a new subadvisory agreement between PI and Eagle Asset Management (“Eagle”) and the termination of

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the existing subadvisory agreement with RS Investment Management Co. LLC (“RS”). The Board noted that its renewal of the existing subadvisory agreement between PI and RS was intended only as an interim renewal to permit PI to effect an orderly transition of subadvisory responsibilities from RS to Eagle.

Reasons for Recommending the New Subadvisory Agreement

PI recommended to the Board that it approve a new subadvisory agreement with Eagle with respect to the small-cap growth sleeve of the Fund based on the sleeve’s long-term underperformance. The Board considered an analysis prepared by SIRG and noted SIRG’s recommendation that the Fund would be better served in the future by switching subadvisers.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by RS under the current subadvisory agreement and those that would be provided by Eagle under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that RS and Eagle were each required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the Eagle management team. The Board met with representatives from Eagle and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Fund. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Eagle. The Board noted that it received a favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to Eagle.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Fund by Eagle and that there was a reasonable basis on which to conclude that the Fund would benefit from the subadvisory services to be provided by Eagle under the new subadvisory agreement.

Performance of the Fund

The Board received and considered information regarding the performance of other investment companies managed by Eagle utilizing investment styles and strategies similar to that proposed for the Fund.

Target Asset Allocation Funds/Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

Investment Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rates payable by PI to Eagle under the proposed new subadvisory agreement. The Board also considered, among other things, the fee rates payable to Eagle by other funds with investment objective similar to that of the Fund. The Board noted that PI pays the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of fees paid by the Fund. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by PI.

The Board concluded that the proposed subadvisory fee rates under the new subadvisory agreement were reasonable.

Subadviser’s Profitability

Because the engagement of Eagle is new, there is no historical profitability with regard to its arrangements with the Fund. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Fund contained breakpoints that reduce the fee rate on assets above specified levels, but did not consider this as a factor, because, as discussed above, PI pays the subadvisory fees.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential ancillary benefits that might be received by Eagle and its affiliates as a result of its relationships with the Fund. The Board concluded that the potential benefits to be derived by Eagle included the ability to use soft dollar credits, brokerage commissions received by affiliates of Eagle, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits to be derived by PI and Eagle were consistent with the types of benefits generally derived by subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreement was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/08
	One Year	Five Years	Since Inception
Class A	–6.21%	4.98%	4.67%
Class B	–6.11	5.22	4.51
Class C	–2.41	5.38	4.51
Class M	–7.03	N/A	3.16
Class R	–0.99	N/A	4.33
Class X	–6.76	N/A	2.99
Class Z	–0.50	6.43	5.55

Average Annual Total Returns (Without Sales Charges) as of 7/31/08
	One Year	Five Years	Since Inception
Class A	–0.75%	6.17%	5.29%
Class B	–1.49	5.38	4.51
Class C	–1.49	5.38	4.51
Class M	–1.49	N/A	3.81
Class R	–0.99	N/A	4.33
Class X	–1.22	N/A	3.86
Class Z	–0.50	6.43	5.55

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. Maximum sales charge is 5.50%. Gross operating expenses: Class A,

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1.48%; Class B, 2.18%; Class C, 2.18%; Class M, 2.18%; Class R, 1.93%; Class X, 2.18%; Class Z, 1.18%. Net operating expenses apply to: Class A, 1.43%; Class B, 2.18%; Class C, 2.18%; Class M, 2.18%; Class R, 1.68%; Class X, 1.99%; Class Z, 1.18%, after contractual reduction through 11/30/2009.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, B, C, and Z, 11/18/98; Class M, R, and X, 10/04/04.

The graph compares a $10,000 investment in the Target Conservative Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Customized Benchmark for the Target Conservative Allocation Fund (the Customized Blend) by portraying the initial account values at the commencement of operations for Class A shares (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2008) as measured on a quarterly basis. The S&P 500 Index and the Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Customized Benchmark for Target Conservative Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000 Index (40%) and the Lehman Brothers U.S. Aggregate Bond Index (60%). Each component of the Customized Blend is an unmanaged index generally considered to represent the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year, a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year, a 12b-1 fee of 1% annually. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. Class R and Z shares are not subject to a sales charge. Class Z Shares are not subject to a 12b-1 fee. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Target Asset Allocation Funds/Target Conservative Allocation Fund

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Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudential.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Eagle Asset Management	880 Carillon Parkway St. Petersburg, Fl 33716

	EARNEST Partners, LLC	75 14th Street, Suite 2300 Atlanta, GA 30309

	Goldman Sachs Asset Management	32 Old Slip 23rd Floor New York, NY 10005

	Hotchkis and Wiley Capital Management	725 South Figueroa Street Suite 3900 Los Angeles, CA 90017

	J.P. Morgan Asset Management	522 Fifth Avenue New York, NY 10036

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	NFJ Investment Group L.P.	2100 Ross Avenue Suite 1840 Dallas, TX 75201

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudential.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Asset Allocation Funds, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Target Conservative Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PCGAX	PBCFX	PCCFX	N/A	PCLRX	N/A	PDCZX
CUSIP	87612A104	87612A203	87612A302	87612A609	87612A401	87612A708	87612A500

MFSP504E      IFS-A154927    Ed. 09/2008

JULY 31, 2008	ANNUAL REPORT

Target

Moderate Allocation Fund

OBJECTIVE

Seeks capital appreciation and a reasonable level of current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Target Funds, Prudential, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

September 15, 2008

Dear Shareholder:

On the following pages, you’ll find your annual report for the Target Moderate Allocation Fund.

Target Asset Allocation Funds are managed by institutional-quality asset managers selected, matched, and monitored by a research team from Prudential Investments LLC. Portions of the Funds’ assets are assigned to carefully chosen asset managers, with the allocations actively managed on the basis of our projections for the financial markets and the managers’ individual strengths.

We believe our Target Moderate Allocation Fund will help you to achieve broad, actively managed diversification at a targeted risk/return balance with a single investment purchase. We appreciate your continued confidence in us. Keep in mind that diversification and asset allocation do not assure a profit or protect against a loss in a declining market.

Sincerely,

Judy A. Rice, President

Target Asset Allocation Funds

Target Asset Allocation Funds/Target Moderate Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.44%; Class B, 2.14%; Class C, 2.14%; Class M, 2.14%; Class R, 1.89%; Class X, 2.14%; Class Z, 1.14%. Net operating expenses apply to: Class A, 1.39%; Class B, 2.14%; Class C, 2.14%; Class M, 2.14%; Class R, 1.64%; Class X, 2.14%; Class Z, 1.14%, after contractual reduction through 11/30/2009.

Cumulative Total Returns as of 7/31/08
	One Year	Five Years	Since Inception[1]
Class A	–6.94%	44.57%	65.33%
Class B	–7.72	39.15	53.43
Class C	–7.72	39.15	53.43
Class M	–7.65	N/A	20.43
Class R	–7.25	N/A	22.72
Class X	–7.64	N/A	20.61
Class Z	–6.69	46.42	69.31
Customized Blend[2]	–4.84	45.02	**
S&P 500 Index[3]	–11.09	40.41	***
Lipper Mixed-Asset Target Allocation Growth Funds Avg.[4]	–6.96	38.43	****

Average Annual Total Returns[5] as of 6/30/08
	One Year	Five Years	Since Inception[1]
Class A	–12.41%	6.92%	4.88%
Class B	–12.19	7.19	4.69
Class C	–8.83	7.34	4.69
Class M	–13.04	N/A	4.79
Class R	–7.55	N/A	6.00
Class X	–13.10	N/A	4.58
Class Z	–7.12	8.41	5.75
Customized Blend[2]	–5.62	7.98	**
S&P 500 Index[3]	–13.11	7.58	***
Lipper Mixed-Asset Target Allocation Growth Funds Avg.[4]	–7.42	7.02	****

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class M and Class X shares are subject to a maximum CDSC of 6%. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, B, C, and Z, 11/18/98; Class M, R, and X, 10/04/04.

2The Customized Benchmark for Target Moderate Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000® Index (52%), MSCI EAFE (13%), and the Lehman Brothers U.S. Aggregate Bond Index (35%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than based on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how U.S. stock prices have performed.

4The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Equity Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Mixed-Asset Funds are funds that, by portfolio practice, maintain a mix of between 60% and 80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately 10 years after purchase, Class X shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Customized Blend Closest Month-End to Inception cumulative total returns as of 7/31/08 are 55.98% for Classes A, B, C, and Z; and 26.89% for Classes M, R, and X. Customized Blend Closest Month-End to Inception average annual total returns as of 6/30/08 are 4.84% for Classes A, B, C, and Z; and 6.80% for Classes M, R, and X.

***S&P 500 Index Closest Month-End to Inception cumulative total returns as of 7/31/08 are 27.55% for Classes A, B, C, and Z; and 22.26% for Classes M, R, and X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 6/30/08 are 2.66% for Classes A, B, C, and Z; and 5.74% for Classes M, R, and X.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 7/31/08 are 47.30% for Classes A, B, C, and Z; and 22.85% for Classes M, R, and X. Lipper Average Closest Month-End to Inception average annual total returns as of 6/30/08 are 4.12% for Classes A, B, C, and Z; and 5.98% for Classes M, R, and X.

Target Asset Allocation Funds/Target Moderate Allocation Fund	3

Your Fund’s Performance (continued)

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, the Customized Blend, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Fund objective

The investment objective of the Target Moderate Allocation Fund is capital appreciation and a reasonable level of current income. There can be no assurance that the Fund will achieve its investment objective.

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Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2008, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Target Moderate Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed. The Fund utilizes the net dividends (ND) version of the MSCI EAFE Index. The net dividends and gross dividends versions of the MSCI EAFE Index differ in that net dividends returns reflect the impact of the maximum withholding taxes on reinvested dividends, while the gross dividends version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

Target Asset Allocation Funds/Target Moderate Allocation Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Target Moderate Allocation Fund’s performance is compared to a customized benchmark composed of broad indexes for domestic and international stocks and domestic bonds in a 52%/13%/35% allocation considered appropriate for a moderate balance of risk and return potential. The Fund’s Class A shares declined 6.94% for the fiscal year ending July 31, 2008, trailing the 4.84% decline of the customized benchmark and slightly ahead the 6.96% return of the Lipper Mixed-Asset Target Allocation Growth Funds Average.

What was the market environment like for U.S. stocks?

It was a difficult time for virtually all equities. Problems stemming from the subprime mortgage market spread throughout the financial system in the year ended July 31, 2008, creating a full-blown liquidity/credit crisis that roiled global markets. Engulfed in the spiraling credit crisis, the financial sector turned in its worst performance in recent history. Major banks and brokerage houses reported additional write-downs, exceeding previous estimations of losses tied to the securitization of subprime mortgage loans. When events became more chaotic in March, the Federal Reserve and the Treasury Department intervened to facilitate the sale of the faltering securities firm Bear Stearns, which had been immobilized by liquidity problems. In other steps to contain financial market turmoil and to fend off a possible recession, the Federal Reserve cut key interest rates substantially, made short-term loans directly available to brokers, and created a massive lending facility for swapping debt in exchange for U.S. Treasuries.

The salutary effects of these actions were limited. Increased loan defaults and more troubled debt circulating throughout the global financial system reflected a growing list of consumer woes—substantial housing declines, tighter lending standards, rampant energy price escalation (crude oil and gasoline prices soared to record highs), and food price inflation. Softening labor markets and broadening declines in consumption joined housing weakness and higher commodity prices as strains on the economy. Declining markets and the U.S. dollar’s devaluation further soured consumer sentiment. Citing increased concerns about inflationary pressures stemming from rising food and energy prices, the Federal Open Market Committee held short-term interest rates steady at 2% at its June 2008 meeting, ending a series of consecutive reductions that began in September 2007. It noted that although tight credit conditions, the ongoing housing market contraction, and the rise in energy prices are likely to weigh on economic growth over the next few quarters, economic activity continues to expand—if only at a paltry pace.

What was the market like for international stocks?

The MSCI EAFE Index, a measure of developed markets performance excluding the U.S. and Canada, ended the Fund’s fiscal period with a moderate decline. The specter

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of inflation and rising interest rates overshadowed investors’ hopes that growth in global markets would be more robust during the period. In addition, the credit crisis expanded in the U.S. and Europe, and commodity prices remained high, pressuring international equities further downward.

The European Central Bank (ECB), facing the unwelcome prospect of inflation and stagnant growth, hiked its interest rate from 4.0% to 4.25% in July. The gravity of the credit crisis and stagnant growth stalled the most heavily weighted countries in the MSCI Europe Index, as the UK, France, and Germany declined in concert.

Predominantly negative returns rippled through the rest of the Pacific region. Australia fell into a double-digit decline. Japan declined as its economy went into recession. Singapore struggled to a nominally negative return. Hong Kong saw a moderate decline, and New Zealand dove into a double-digit decline. Gains in emerging markets mostly came from Latin America, buoyed by the tide of Brazil’s commodity-rich strength. One example was neighboring Argentina, up by more than 15%. Emerging Asian markets, however, were dragged down by the force of inflationary undercurrents. A wave of high commodity costs sank stocks in China and India, as both nations experienced substantial declines.

What was the environment like for U.S. fixed income securities?

Domestic bond markets grew increasingly turbulent as the credit crisis worsened, economic conditions in the United States deteriorated, and soaring prices for oil and other commodities fed inflationary pressures in the economy. The Lehman Brothers U.S. Aggregate Bond Index finished the 12 months with a 6.15% total return, as gains earlier in the reporting period were not completely wiped out by losses in the final few months. That said, this gauge of U.S. investment-grade bond markets handily outperformed the domestic and international stock markets, both of which ended the reporting period in negative territory.

Among key components of the Lehman Brothers U.S. Aggregate Bond Index, U.S. Treasury securities turned in the best performance. From time to time, investors took refuge in ultra-safe Treasurys, alarmed by, among other developments, the massive write-downs banks and securities firms took on debt securities linked to subprime mortgages. Other markets that finished in the black included federal agency securities, high-quality residential mortgage-backed securities, commercial mortgage-backed securities, and investment-grade corporate bonds. Within the latter, the financial institutions sector posted a loss, while the industrial and utility sectors posted gains. The only major component of the Lehman Brothers U.S. Aggregate Bond Index that finished in the red was the asset-backed securities market, which was dragged down by a large double-digit decline in its home equity loan sector. Some of these loans are subprime quality.

Target Asset Allocation Funds/Target Moderate Allocation Fund	7

Strategy and Performance Overview (continued)

High yield corporate “junk” bonds are not included in the Lehman Brothers U.S. Aggregate Bond Index because they are rated below investment grade. High yield bonds were volatile, rallying when market sentiment was less risk averse but selling off during times when a flight to quality favored high quality assets such as Treasurys. The high yield bond market finished the reporting period with a slight loss.

How did the asset allocation affect the Fund’s relative performance?

Asset allocation decisions negatively affected the Fund’s performance. The Fund’s underweight position in bonds hurt performance, as a weak equity market produced losses and the bond market generated gains. The Fund’s overweight position in large-cap stocks versus an underweight in small-cap stocks also hurt performance, since small caps outperformed large-cap stocks. The Fund also lost ground through its overweight position in international stocks in the MSCI EAFE Index, which measures developed market performance, excluding the U.S. and Canada. This index showed that international stocks declined more than U.S equities. However, an emphasis on growth stocks turned out to be helpful, against the distressed condition of value stocks.

How did asset management decisions affect Fund performance?

Asset management decisions negatively affected the Fund’s performance. However, on the positive side, the PIMCO portion’s holdings of short-term bonds in the U.S. and UK were rewarded as both countries’ yield curves steepened. An underweight in corporate bonds helped as credit spreads, the difference in interest rate yields on corporate bonds versus yields from U.S. Treasurys widened, and treasury prices gained. The Fund benefited from holding bonds with durations more interest-rate sensitive than bonds in the benchmark. Since bond prices move inversely to yields, as interest rates fell, these bonds gained in price.

In the Thornburg portion of the Fund, an overweight position to mineral-rich Canada, although not a part of the MSCI EAFE index, contributed positively to performance. However, positions in emerging markets such as China and South Korea and an underweight in Australia, hurt performance. From a sector perspective, Thornburg benefited from its positions in the materials sector, particularly in the specialty chemicals industry. However, its stock selection in financials, especially among major banks, financial conglomerates, and real estate development firms significantly underperformed.

The Marsico large-cap growth sleeve experienced gains from the technology, industrials, and consumer discretionary sectors. Specifically, it did best in telecom equipment and the semiconductors industries. In industrials, it was rewarded in the aerospace and defense industries. In the consumer discretionary sector, the restaurant industry served up the most favorable returns.

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LSV’s deep value sub-style considerably detracted from performance. Its holdings in financials, the worst performing group of all sectors, stifled returns. LSV also lost traction through its holdings in healthcare, primarily in pharmaceuticals, and by stock selection in the metals and minerals industry. From a country perspective, stocks held in the UK and, to a lesser extent, Switzerland and France, declined in the MSCI EAFE Index, and dragged performance down.

Managing the large-cap value sleeve, Hotchkis and Wiley contributed negatively to the Fund’s performance. Its holdings in several large commercial banks were severely affected by the ongoing credit crisis. Its performance was weighed down further by an overweight in technology and an underweight in energy. It suffered from stock selection in energy, especially in the oil, gas, and consumable fuels industry. In the consumer discretionary sector, selections in the media industry also detracted.

The Goldman large-cap growth sleeve slumped, hindered by poor stock selection in energy in the oil services, refining, and marketing industries. In technology it underperformed in the computer processing, hardware, and telecommunications equipment industries. The Goldman sleeve also slipped from its positions in the telecommunication services sector.

Target Asset Allocation Funds/Target Moderate Allocation Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2008, at the beginning of the period, and held through the six-month period ended July 31, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Target Asset Allocation Funds, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Moderate Allocation Fund		Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$937.20	1.53%	$7.37
	Hypothetical	$1,000.00	$1,017.26	1.53%	$7.67

Class B	Actual	$1,000.00	$933.10	2.28%	$10.96
	Hypothetical	$1,000.00	$1,013.53	2.28%	$11.41

Class C	Actual	$1,000.00	$933.10	2.28%	$10.96
	Hypothetical	$1,000.00	$1,013.53	2.28%	$11.41

Class M	Actual	$1,000.00	$933.80	2.28%	$10.96
	Hypothetical	$1,000.00	$1,013.53	2.28%	$11.41

Class R	Actual	$1,000.00	$935.10	1.78%	$8.56
	Hypothetical	$1,000.00	$1,016.01	1.78%	$8.92

Class X	Actual	$1,000.00	$933.90	2.16%	$10.39
	Hypothetical	$1,000.00	$1,014.12	2.16%	$10.82

Class Z	Actual	$1,000.00	$938.50	1.28%	$6.17
	Hypothetical	$1,000.00	$1,018.50	1.28%	$6.42

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2008, and divided by the 366 days in the Fund’s fiscal year ended July 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Target Asset Allocation Funds/Target Moderate Allocation Fund	11

Portfolio of Investments

as of July 31, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 104.8%
COMMON STOCKS 64.1%

Aerospace 0.9%
175	Alliant Techsystems, Inc.*	$17,323
1,300	Boeing Co. (The)	79,443
10,200	Empresa Brasileira de Aeronautica SA, ADR (Brazil)	311,712
25,472	Lockheed Martin Corp.	2,657,494
1,600	Moog, Inc. (Class A Stock)*	71,120
3,200	MTU Aero Engines Holdings AG (Germany)	98,856
2,701	Raytheon Co.	153,768
5,550	United Technologies Corp.	355,089

		3,744,805

Aerospace & Defense 1.2%
1,300	AAR Corp.*	22,347
5,100	Finmeccanica SpA (Italy)	150,373
28,114	General Dynamics Corp.	2,506,082
1,300	Goodrich Corp.	63,882
5,130	Honeywell International, Inc.	260,809
25,317	Northrop Grumman Corp.	1,706,113
600	Teledyne Technologies, Inc.*	37,740
2,300	Thales SA (France)	130,092

		4,877,438

Air Freight & Couriers 0.1%
5,000	FedEx Corp.	394,200
404	United Parcel Service, Inc. (Class B Stock)	25,484

		419,684

Air Freight & Logistics
600	C.H. Robinson Worldwide, Inc.	28,920
700	Forward Air Corp.	25,613

		54,533

Airlines 0.1%
75,500	Air New Zealand Ltd. (New Zealand)	69,618
5,200	Deutsche Lufthansa AG (Germany)	119,299
61,500	Qantas Airways Ltd. (Australia)	191,049
14,183	Singapore Airlines Ltd. (Singapore)	155,932

		535,898

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	13

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Auto Parts & Related
1,100	Compagnie Generale des Establissements Michelin (Class B Stock) (France)	$72,522
1,900	Sauer-Danfoss, Inc.	55,765

		128,287

Auto/Trucks Parts & Equipment
6,700	Nifco, Inc. (Japan)	152,482

Automobiles 0.8%
1,500	DaimlerChrysler AG (Germany)	86,656
43,000	Fuji Heavy Industries Ltd. (Japan)	230,912
15,000	Harley-Davidson, Inc.	567,600
10,900	Honda Motor Co. Ltd. (Japan)	347,964
33,300	Nissan Motor Co. Ltd. (Japan)	256,353
2,300	Peugeot SA (France)	112,300
3,275	Porsche AG (Germany)	490,849
1,000	Renault SA (France)	83,011
16,000	Toyota Motor Corp. (Japan)	689,720
2,100	Valeo SA (France)	67,856
7,700	Volvo AB (Class B Stock) (Sweden)	92,621

		3,025,842

Automotive Components 0.2%
23,150	Johnson Controls, Inc.	698,204

Automotive Parts 0.1%
2,550	Advance Auto Parts, Inc.	104,779
400	Autoliv, Inc.	15,616
200	Georg Fischer AG (Switzerland)*	72,214
29,500	GKN PLC (United Kingdom)	123,802

		316,411

Banking 0.1%
16,600	Standard Chartered PLC (United Kingdom)	505,408

Beverages 0.7%
2,219	Anheuser-Busch Cos., Inc.	150,359
5,900	Carlsberg A/S (Class B Stock) (Denmark)	478,844
10,600	Coca-Cola Co. (The)	545,900
4,500	Coca-Cola Enterprises, Inc.	76,185
27,830	Heineken NV, ADR (Netherlands)	649,808

See Notes to Financial Statements.

14	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Beverages (cont’d.)
2,100	Pepsi Bottling Group, Inc.	$58,485
9,346	PepsiCo, Inc.	622,070
13,828	SABMiller PLC (United Kingdom)	285,909

		2,867,560

Biotechnology 0.9%
8,484	Amgen, Inc.*	531,353
100	Applied Biosystems, Inc.	3,693
2,961	Celgene Corp.*	223,526
26,830	Genentech, Inc.*	2,555,557
1,653	Invitrogen Corp.*	73,311

		3,387,440

Building Materials 0.1%
500	Ciments Francais SA (France)	69,439
61,000	Kurabo Industries Ltd. (Japan)	120,470
1,000	Masco Corp.	16,490
32,000	Sanwa Holdings Corp. (Japan)	123,965
2,000	Texas Industries, Inc.	103,400

		433,764

Business Services
828	Manpower, Inc.	39,744

Capital Goods
1,100	Harsco Corp.	59,510

Capital Markets 0.3%
675	Affiliated Managers Group, Inc.*	58,320
24,800	Morgan Stanley	979,104
3,797	Raymond James Financial, Inc.	109,733
1,025	Waddell & Reed Financial, Inc. (Class A Stock)	34,235

		1,181,392

Chemicals 2.2%
6,310	Air Products & Chemicals, Inc.	600,775
725	Airgas, Inc.	41,528
80	Arkema (France)	4,057
44,000	Asahi Kasei Corp. (Japan)	225,252
14,698	BASF AG (Germany)	930,346

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	15

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals (cont’d.)
300	CF Industries Holdings, Inc.	$49,038
2,300	Ciba Specialty Chemicals AG (Switzerland)	60,069
21,300	Denki Kagaku Kogyo Kabushiki Kiasha (Japan)	63,182
64,650	Dow Chemical Co.	2,153,491
6,750	DuPont (E.I.) de Nemours & Co.	295,718
5,500	Eastman Chemical Co.	329,780
2,500	FMC Corp.	185,925
325	Givaudan SA (Switzerland)	264,550
1,900	Minerals Technologies, Inc.	122,569
4,100	Mitsubishi Chemical Holdings Corp. (Japan)	24,460
2,508	Mosaic Co. (The)	319,043
19,000	Nippon Shokubai Co. Ltd. (Japan)	131,142
2,300	Polypore International, Inc.*	60,145
11,250	PPG Industries, Inc.	682,200
15,694	Praxair, Inc.	1,470,999
1,400	Quaker Chemical Corp.	41,832
3,400	Rohm & Haas Co.	255,000
4,800	Terra Industries, Inc.	259,200
1,000	Valspar Corp. (The)	21,670

		8,591,971

Clothing & Apparel 0.3%
15,618	NIKE, Inc. (Class B Stock)	916,464
1,975	Phillips-Van Heusen Corp.	69,915
300	Polo Ralph Lauren Corp.	17,751
2,450	VF Corp.	175,371
4,500	Volcom, Inc. (The)*	80,730

		1,260,231

Commercial Banks 0.8%
11,900	Alliance & Leicester PLC (United Kingdom)	79,505
4,500	Allied Irish Banks PLC (Ireland)	55,689
15,000	Bank of Ireland (Ireland)	125,962
18,997	Bank of New York Mellon Corp. (The)	674,393
18,300	Barclays PLC (United Kingdom)	124,265
450	City National Corp.	22,109
12,000	Comerica, Inc.	344,640
675	Cullen/Frost Bankers, Inc.	35,599
16,200	Huntington Bancshares, Inc.	113,724
3,350	KeyCorp	35,342

See Notes to Financial Statements.

16	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
25,100	Lloyds TSB Group PLC (United Kingdom)	$146,362
400	M&T Bank Corp.	28,152
6,800	National City Corp.	32,164
2,550	Popular, Inc. (Puerto Rico)	17,519
1,100	Prosperity Bancshares, Inc.	35,310
4,350	Regions Financial Corp.	41,238
3,250	Synovus Financial Corp.	30,907
1,000	United Bankshares, Inc.	25,190
66,800	Wachovia Corp.	1,153,636

		3,121,706

Commercial Services 1.0%
14,174	Accenture Ltd. (Class A Stock) (Bermuda)	591,906
1,700	American Public Education, Inc.*	77,231
4,450	Apollo Group, Inc. (Class A Stock)*	277,190
2,400	Corrections Corp. of America*	67,272
5,300	Davis Service Group PLC (United Kingdom)	43,278
4,100	Geo Group, Inc. (The)*	98,564
1,100	Healthcare Services Group, Inc.	18,271
100	Hewitt Associates, Inc. (Class A Stock)*	3,685
507	HNI Corp.	10,977
100	ITT Educational Services, Inc.*	8,858
3,042	McKesson Corp.	170,322
2,350	Paychex, Inc.	77,362
300	Team, Inc.*	10,953
19,268	Visa, Inc.*	1,407,720
3,297	Waste Connections, Inc.*	119,978
20,900	Waste Management, Inc.	742,786
650	Watson Wyatt Worldwide, Inc. (Class A Stock)	37,661

		3,764,014

Communication Equipment 0.1%
64,500	Alcatel-Lucent, ADR (France)*	387,645
3,100	Arris Group, Inc.*	29,667
750	CommScope, Inc.*	33,443

		450,755

Computer Hardware 1.5%
23,412	Apple, Inc.*(b)	3,721,337
300	Cadence Design Systems, Inc.*	2,217

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	17

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Computer Hardware (cont’d.)
15,789	Dell, Inc.*	$387,936
29,209	EMC Corp.*	438,427
5,488	International Business Machines Corp.	702,354
10,748	Logitech International SA (Switzerland)*	284,625
7,346	Synopsys, Inc.*	176,451
7,510	Western Digital Corp.*	216,213

		5,929,560

Computer Services & Software 0.4%
2,650	Advanced Micro Devices, Inc.*	11,157
3,938	Advent Software, Inc.*	171,461
1,200	Affiliated Computer Services, Inc. (Class A Stock)*	57,840
8,262	Brocade Communications Systems, Inc.*	55,768
8,800	Compellent Technologies, Inc.*	99,792
1,300	Global Payments, Inc.	57,577
805	Micros Systems, Inc.*	25,502
5,200	Netezza Corp.*	67,600
7,542	Oracle Corp.*	162,379
8,006	SAP AG (Germany)	463,571
17,420	Seagate Technology (Cayman Islands)	260,777
1,200	The9 Ltd., ADR (China)*	26,832
6,700	TietoEnator Oyj (Finland)	136,270

		1,596,526

Computers 0.4%
31,593	Hewlett-Packard Co.	1,415,366
1,950	SanDisk Corp.*	27,495
3,400	Sun Microsystems, Inc.*	36,142
1,900	Teradata Corp.*	44,498

		1,523,501

Conglomerates 0.1%
30,300	Marubeni Corp. (Japan)	220,736

Construction 0.2%
1,125	Chicago Bridge & Iron Co. NV (Netherlands)	36,866
2,172	Fluor Corp.	176,692
700	Granite Construction, Inc.	22,141
1,000	Herman Miller, Inc.	26,140
4,965	KBR, Inc.	141,503

See Notes to Financial Statements.

18	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Construction (cont’d.)
20,800	Taylor Wimpey PLC (United Kingdom)	$16,086
5,600	Toll Brothers, Inc.*	112,504
1,950	URS Corp.*	81,744

		613,676

Consumer Finance
2,168	Cash America International, Inc.	91,403
1,750	First Cash Financial Services, Inc.*	33,372

		124,775

Consumer Products & Services 0.5%
21	Church and Dwight Co., Inc.	1,152
2,050	Colgate-Palmolive Co.	152,253
9,500	Electrolux AB (Class B Stock) (Sweden)	114,503
55,000	Pacific Brands Ltd. (Australia)	99,640
3,824	Physicians Formula Holdings, Inc.*	35,678
14,104	Procter & Gamble Co.	923,530
11,200	Reckitt Benckiser PLC (United Kingdom)	610,627
900	Toro Co.	29,295

		1,966,678

Containers & Packaging
1,625	Pactiv Corp.*	39,179
675	Silgan Holdings, Inc.	35,653

		74,832

Distribution/Wholesale 0.1%
2,846	Ingram Micro, Inc. (Class A Stock)*	52,452
900	MWI Veterinary Supply, Inc.*	31,536
16,500	Sumitomo Corp. (Japan)	222,723
1,864	Tech Data Corp.*	64,998

		371,709

Diversified Financial Services 3.0%
162,223	Bank of America Corp.	5,337,137
70,500	Citigroup, Inc.	1,317,645
34,600	JPMorgan Chase & Co.	1,405,798
5,150	Lehman Brothers Holdings, Inc.	89,301
14,100	Redecard SA (Brazil)	260,161
118,852	Wells Fargo & Co.	3,597,650

		12,007,692

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	19

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Manufacturing
9,300	AGFA-Gevaert NV (Belgium)*	$68,747
2,300	Cooper Industries Ltd. (Class A Stock) (Bermuda)	96,991

		165,738

Diversified Manufacturing Operations 0.2%
1,300	Ameron International Corp.	168,077
8,000	BHP Billiton Ltd. (Australia)	298,527
900	Eaton Corp.	63,936
6,060	Ingersoll-Rand Co. Ltd. (Class A Stock) (Bermuda)	218,160
301	Walter Industries, Inc.	31,566

		780,266

Diversified Operations 0.2%
31,148	Citic Pacific Ltd. (Hong Kong)	118,890
6,657	LVMH Moet Hennessy Louis Vuitton SA (France)	732,125

		851,015

Diversified Telecommunication Services 1.6%
133,822	AT&T, Inc.	4,123,056
69,707	Verizon Communications, Inc.	2,372,826

		6,495,882

Education
1,600	DeVry, Inc.	90,896

Electric 0.1%
2,050	NRG Energy, Inc.*	74,394
6,850	PPL Corp.	321,676
8,669	Reliant Energy, Inc.*	156,996

		553,066

Electric Utilities 0.6%
1,300	Entergy Corp.	138,996
12,691	Exelon Corp.	997,766
3,650	FirstEnergy Corp.	268,458
8,900	FPL Group, Inc.	574,317
1,200	Pepco Holdings, Inc.	29,928
10,800	Sierra Pacific Resources	122,472
1,370	Westar Energy, Inc.	30,250

		2,162,187

See Notes to Financial Statements.

20	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electrical Equipment
625	Regal-Beloit Corp.	$26,094
175	Smith (A.O.) Corp.	6,947

		33,041

Electronic Components 0.4%
11,400	Alpine Electronics, Inc. (Japan)	120,420
12,100	Alps Electric Co. Ltd. (Japan)	124,424
4,400	Coherent, Inc.*	151,800
4,500	Eagle Test Systems, Inc.*	55,800
6,679	Emerson Electric Co.	325,267
5,400	Fanuc Ltd. (Japan)	428,824
2,400	FLIR Systems, Inc.*	97,776
30,000	HongKong Electric Holdings (Hong Kong)	173,910
663	Itron, Inc.*	61,215
6,900	Sanmina-SCI Corp.*	12,213
14,100	TT Electronics PLC (United Kingdom)	28,673
5,200	Universal Electronics, Inc.*	118,144
194	Varian, Inc.*	9,584

		1,708,050

Electronic Components & Equipment
3,900	Advanced Energy Industries, Inc.*	53,898

Electronic Equipment & Instruments 0.3%
2,100	Dolby Laboratories, Inc. (Class A Stock)*	85,449
19,700	Tyco Electronics Ltd. (Bermuda)	652,858
11,850	Tyco International Ltd. (Bermuda)	528,036

		1,266,343

Energy Equipment & Services 0.9%
2,975	Cameron International Corp.*	142,086
400	Complete Production Services, Inc.*	12,736
7,408	Diamond Offshore Drilling, Inc.	883,774
46,458	Halliburton Co.	2,082,248
1,294	Oil States International, Inc.*	71,015
1,644	Superior Energy Services, Inc.*	77,975
2,047	Vestas Wind Systems A/S (Denmark)*	266,963

		3,536,797

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	21

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Entertainment & Leisure 0.8%
2,700	Bally Technologies, Inc.*	$85,833
16,329	Carnival PLC (United Kingdom)	571,060
10,502	Hennes & Mauritz AB (Class B Stock) (Sweden)	560,433
2,450	International Game Technology	53,190
18,454	Las Vegas Sands Corp.*	840,026
1,300	Life Time Fitness, Inc.*	38,727
3,400	Macrovision Solutions Corp.*	51,680
1,539	Nintendo Co. Ltd. (Japan)	746,701
4,450	Royal Caribbean Cruises Ltd.	113,386
2,100	WMS Industries, Inc.*	59,178

		3,120,214

Environmental Services
3,000	Allied Waste Industries, Inc.*	36,300

Exchange Traded Funds
10	iShares Russell 1000 Value Index Fund	683
1,375	iShares Russell 2000 Value Index Fund	91,121

		91,804

Farming & Agriculture 1.3%
73,590	Altria Group, Inc.	1,497,556
38,400	AWB Ltd. (Australia)	101,385
2,404	Bunge Ltd.	237,804
106,139	Chaoda Modern Agriculture Holdings Ltd. (Cayman Islands)	122,591
25,534	Monsanto Co.	3,041,355

		5,000,691

Financial—Bank & Trust 1.4%
1,650	Astoria Financial Corp.	36,911
9,100	Banco Bilbao Vizcaya Argentaria SA (Spain)	167,232
22,500	Banco Santander Central Hispano SA (Spain)	438,004
1,300	BB&T Corp.	36,426
8,400	BNP Paribas SA (France)	828,088
23,900	Bradford & Bingley PLC (United Kingdom)	26,288
103,117	China Merchants Bank Co. Ltd. (Class H Stock) (China)	371,591
5,300	Credit Agricole SA (France)	112,851
5,100	Credit Suisse Group (Switzerland)	254,694
3,100	Danske Bank A/S (Denmark)	87,601
3,100	Deutsche Bank AG (Germany)	286,399

See Notes to Financial Statements.

22	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Financial—Bank & Trust (cont’d.)
5,300	Dexia (Belgium)	$71,814
1,700	East West Bancorp, Inc.	20,247
5,000	Fortis (Belgium)	70,228
25,900	HBOS PLC (United Kingdom)	147,801
26,789	Intesa Sanpaolo SpA (Italy)	150,441
9,456	National Bank of Greece SA (Greece)	445,432
6,000	Natixis (France)	48,514
5,700	Nordea Bank AB (Sweden)	80,785
1,200	Pacific Capital Bancorp	15,684
500	PNC Financial Services Group, Inc.	35,645
33,300	Royal Bank of Scotland Group PLC (United Kingdom)	138,164
125,000	Sberbank (Class S Stock) (Russia)	372,500
3,050	State Street Corp.	218,502
1,100	Sterling Financial Corp.	8,228
200	Student Loan Corp. (The)	21,786
1,000	Sumitomo Trust & Banking Co. Ltd. (The) (Japan)	6,886
3,550	SunTrust Banks, Inc.	145,763
8,450	TCF Financial Corp.	107,737
17,650	U.S. Bancorp	540,266
6,000	Unione di Banche Italiane ScpA (Italy)	142,342
400	Verwalt & Privat-Bank AG (Switzerland)	96,248
2,200	Zions Bancorp	64,394

		5,595,492

Financial Services 1.9%
913	BlackRock, Inc.	197,856
8,342	Broadridge Financial Solutions, Inc.	172,680
490	Calamos Asset Management, Inc. (Class A Stock)	10,025
10,415	Capital One Financial Corp.	435,972
9,000	CIT Group, Inc.	76,320
2,950	Discover Financial Services	43,218
12,700	DnB NOR ASA (Norway)	162,190
6,181	Eaton Vance Corp.	229,562
1,000	FactSet Research Systems, Inc.	57,670
1,500	FCStone Group, Inc.*	28,890
2,841	Federated Investors, Inc. (Class B Stock)	93,355
2,100	First Mercury Financial Corp.*	33,600
15,170	Goldman Sachs Group, Inc. (The)	2,791,887
19,909	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	293,154
2,710,000	Industrial and Commercial Bank of China (Class H Stock) (China)	2,026,563

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	23

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Financial Services (cont’d.)
1,800	Investment Technology Group, Inc.*	$53,532
7,400	Irish Life & Permanent PLC (Ireland)	59,337
1,800	Jefferies Group, Inc.	34,182
1,800	Marshall & Ilsley Corp.	27,360
7,300	Merrill Lynch & Co., Inc.	194,545
2,372	NYSE Euronext, Inc.	112,053
1,300	SVB Financial Group*	74,867
6,800	TD Ameritrade Holding Corp.*	135,388
7,332	Western Union Co. (The)	202,657

		7,546,863

Food 1.1%
25,022	Archer-Daniels-Midland Co.	716,380
750	Corn Products International, Inc.	34,882
4,500	General Mills, Inc.	289,755
7,400	Groupe Danone (France)	548,857
2,050	Kellogg Co.	108,773
15,700	Kraft Foods, Inc. (Class A Stock)	499,574
24,200	Kroger Co. (The)	684,376
19,440	Nestle SA (Switzerland)	852,735
700	Ralcorp Holdings, Inc.*	37,772
8,050	Safeway, Inc.	215,096
3,000	Sysco Corp.	85,080
925	TreeHouse Foods, Inc.*	25,068
15,668	Tyson Foods, Inc. (Class A Stock)	233,453

		4,331,801

Food & Beverage 0.1%
12,400	Dairy Crest Group PLC (United Kingdom)	96,357
48,600	Northern Foods PLC (United Kingdom)	49,847
10,500	Tate & Lyle PLC (United Kingdom)	80,921

		227,125

Forest Products
1,200	HCP, Inc.	43,284

Gaming 0.1%
6,564	OPAP SA (Greece)	234,863
9,700	Shuffle Master, Inc.*	46,851

		281,714

See Notes to Financial Statements.

24	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Gas Utilities
1,150	Atmos Energy Corp.	$30,441

Healthcare Equipment & Supplies 0.1%
4,969	Covidien Ltd. (Bermuda)	244,674
2,500	Cutera, Inc.*	24,900
6,100	Thoratec Corp.*	114,436
1,341	Varian Medical Systems, Inc.*	80,460

		464,470

Healthcare Products & Services 0.2%
9,949	Biogen Idec, Inc.*	694,042
2,151	Dentsply International, Inc.	86,578
1,500	Hansen Medical, Inc.*	22,875

		803,495

Healthcare Providers & Services 0.3%
25,250	CIGNA Corp.	934,755
725	inVentiv Health, Inc.*	17,516
1,350	LHC Group, Inc.*	37,827
125	Owens & Minor, Inc.	5,740

		995,838

Healthcare Services 0.2%
3,800	Aetna, Inc.	155,838
600	Amedisys, Inc.*	38,472
1,300	Amerigroup Corp.*	33,020
5,800	Centene Corp.*	129,398
700	Covance, Inc.*	64,260
1,625	Healthspring, Inc.*	31,606
4,400	Healthways, Inc.*	111,804
1,700	Icon PLC, ADR (Ireland)*	136,578
100	Laboratory Corp. of America Holdings*	6,758
830	Pediatrix Medical Group, Inc.*	40,380
1,400	Sunrise Senior Living, Inc.*	25,102
3,050	WellPoint, Inc.*	159,972

		933,188

Home Furnishings 0.1%
7,000	Matsushita Electric Industrial Co. Ltd. (Japan)	147,588
9,200	Thomson (France)*	40,286

		187,874

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	25

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 1.7%
25,300	Carnival Corp.	$934,582
5,300	Cheesecake Factory, Inc. (The)*	74,624
162	Chipotle Mexican Grill, Inc. (Class A Stock)*	11,097
68,619	McDonald’s Corp.	4,102,730
1,950	Starwood Hotels & Resorts Worldwide, Inc.	66,865
2,650	Triarc Cos., Inc. (Class B Stock)	14,787
700	Vail Resorts, Inc.*	28,266
6,400	Wyndham Worldwide Corp.	114,816
14,699	Wynn Resorts Ltd.	1,432,859

		6,780,626

Household Durables 0.2%
1,200	Centex Corp.	17,616
8,000	Fortune Brands, Inc.	458,480
2,550	Lennar Corp. (Class A Stock)	30,855
2,900	Lennar Corp. (Class B Stock)	31,755
1,800	Newell Rubbermaid, Inc.	29,754
550	Stanley Works (The)	24,464
2,200	Tempur-Pedic International, Inc.	20,658

		613,582

Household Products 0.3%
16,950	Kimberly-Clark Corp.	980,219
1,975	Scotts Miracle-Gro Co. (The) (Class B Stock)	38,473

		1,018,692

Independent Power Producers & Energy Traders 0.1%
12,783	Drax Group PLC (United Kingdom)	182,942

Industrial Conglomerates 0.9%
9,836	3M Co.	692,356
68,350	General Electric Co.	1,933,621
17,482	McDermott International, Inc.*	833,367
625	Teleflex, Inc.	38,325

		3,497,669

Industrial Products
169	Valmont Industries, Inc.	18,068

See Notes to Financial Statements.

26	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance 3.0%
7,600	Aegon NV (Netherlands)	$88,850
1,100	Aflac, Inc.	61,171
29,450	Allstate Corp. (The)	1,361,179
700	American Financial Group, Inc.	20,279
11,000	American International Group, Inc.	286,550
1,175	Aspen Insurance Holdings Ltd. (Bermuda)	29,833
1,950	Assurant, Inc.	117,234
18,400	Aviva PLC (United Kingdom)	182,594
25,500	AXA SA (France)	749,480
4,900	AXIS Capital Holdings Ltd. (Bermuda)	155,232
1,600	Baloise Holding AG (Switzerland)	150,173
38,100	Beazley Group PLC (United Kingdom)	84,399
134,600	China Life Insurance Co. Ltd. (Class H Stock) (China)	506,907
2,650	Chubb Corp.	127,306
900	Delphi Financial Group, Inc. (Class A Stock)	22,455
35,700	Genworth Financial, Inc. (Class A Stock)	570,129
5,900	Hanover Insurance Group, Inc. (The)	253,228
3,700	Hartford Financial Services Group, Inc.	234,543
2,137	HCC Insurance Holdings, Inc.	48,403
10,200	ING Groep NV, ADR (Netherlands)	332,614
1,100	IPC Holdings Ltd. (Bermuda)	35,310
50,500	Legal & General PLC (United Kingdom)	97,196
4,700	Lincoln National Corp.	224,190
1,650	Loews Corp.	73,524
1,900	Marsh & McLennan Cos., Inc.	53,675
33,550	MetLife, Inc.	1,703,333
1,700	Muenchener Rueckversicherungs AG (Germany)	282,190
50,900	Old Mutual PLC (United Kingdom)	97,139
1,400	Philadelphia Consolidated Holding Corp.*	81,830
3,350	Protective Life Corp.	120,466
3,700	RenaissanceRe Holdings Ltd. (Bermuda)	188,219
1,000	State Auto Financial Corp.	28,910
11,800	Swiss Reinsurance Co. (Switzerland)	733,798
34,450	Travelers Cos., Inc. (The)	1,519,934
1,250	United Fire & Casualty Co.	33,963
25,850	Unum Group	624,536
25,100	XL Capital Ltd. (Class A Stock) (Bermuda)	449,039
1,100	Zurich Financial Services AG (Switzerland)	289,120

		12,018,931

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	27

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet Services 1.0%
1,748	Amazon.com, Inc.*	$133,442
10,020	eBay, Inc.*	252,203
5,500	Expedia, Inc.*	107,635
5,172	Google, Inc. (Class A Stock)*	2,450,235
3,400	Internet Capital Group, Inc.*	27,336
275	NetFlix, Inc.	8,495
2,116	Sohu.com, Inc. (China)*	159,716
16,557	Symantec Corp.*	348,856
10,900	TIBCO Software, Inc.*	89,489
4,797	VeriSign, Inc.*	156,094
7,213	Yahoo! Inc.*	143,467

		3,876,968

Iron/Steel
28,000	Nisshin Steel Co. Ltd. (Japan)	86,668

IT Services 0.1%
18,700	Electronic Data Systems Corp.	463,947
2,450	SRA International, Inc. (Class A Stock)*	53,778

		517,725

Life Science Tools & Services
1,250	Thermo Fisher Scientific, Inc.*	75,650

Machinery 0.9%
1,100	Actuant Corp. (Class A Stock)	33,506
3,875	AGCO Corp.*	231,919
14,900	Bluescope Steel Ltd. (Australia)	161,878
5,732	Bucyrus International, Inc. (Class A Stock)	401,297
14,501	Caterpillar, Inc.	1,008,110
1,400	CIRCOR International, Inc.	83,384
1,567	Deere & Co.	109,941
2,400	Dover Corp.	119,112
1,217	Flowserve Corp.	162,275
1,500	General Cable Corp.*	86,445
4,800	Heidelberger Druckmaschinen AG (Germany)	87,991
425	Kaydon Corp.	20,154
1,126	Lincoln Electric Holdings, Inc.	90,474
17,600	Paccar, Inc.	740,256
1,900	RBC Bearings, Inc.*	63,213

See Notes to Financial Statements.

28	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Machinery (cont’d.)
300	Rieter Holdings AG (Switzerland)	$94,928
850	Rofin Sinar Technologies, Inc.*	28,781
800	Snap-on, Inc.	45,032
704	SPX Corp.	89,253

		3,657,949

Machinery & Equipment
644	Graco, Inc.	23,332
225	Nordson Corp.	15,899
890	Rockwell Automation, Inc.	39,614

		78,845

Machinery—Construction & Mining 0.1%
18,694	Komatsu Ltd. (Japan)	464,251

Manufacturing
1,250	Danaher Corp.	99,563
2,600	Hexcel Corp.*	49,348

		148,911

Marine
650	Eagle Bulk Shipping, Inc.	18,876

Materials 0.1%
2,425	Potash Corp. of Saskatchewan, Inc. (Canada)	495,355

Media 1.1%
65,113	CBS Corp. (Class B Stock)	1,065,249
1,500	Comcast Corp. (Class A Stock)	30,930
2,028	DG FastChannel, Inc.*	34,476
10,368	DIRECTV Group, Inc. (The)*	280,143
8,100	Entravision Communications Corp. (Class A Stock)*	25,596
23,000	Idearc, Inc.	30,130
23,750	News Corp. (Class A Stock)	335,587
18,200	Rogers Communications, Inc. (Class B Stock) (Canada)	614,813
81,691	Time Warner, Inc.	1,169,815
250	Viacom, Inc. (Class B Stock)*	6,983
5,000	Vivendi (France)	209,052
21,571	Walt Disney Co. (The)	654,680

		4,457,454

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	29

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Medical Supplies & Equipment 0.4%
1,850	Bard (C.R.), Inc.	$171,754
1,989	Baxter International, Inc.	136,465
800	Beckman Coulter, Inc.	57,872
632	Becton, Dickinson and Co.	53,663
7,607	Boston Scientific Corp.*	90,447
254	Edwards Lifesciences Corp.*	15,921
1,493	Gen-Probe, Inc.*	79,607
1,000	IDEXX Laboratories, Inc.*	53,500
7,529	Medtronic, Inc.	397,757
1,500	Mentor Corp.	37,215
900	Myriad Genetics, Inc.*	59,850
1,633	PDL BioPharma, Inc.	18,241
2,900	Quality Systems, Inc.	95,265
3,082	St. Jude Medical, Inc.*	143,560
1,700	SurModics, Inc.*	71,553
1,800	Vital Images, Inc.*	27,360
1,650	Zimmer Holdings, Inc.*	113,701

		1,623,731

Metals & Mining 1.5%
25,250	Alcoa, Inc.	852,187
1,988	Alpha Natural Resources, Inc.*	196,713
2,323	Carpenter Technology Corp.	89,900
1,800	Crane Group Ltd. (Australia)	21,940
7,850	Freeport-McMoRan Copper & Gold, Inc.	759,487
2,400	James River Coal Co.*	104,040
3,007	Joy Global, Inc.	217,166
2,600	Metalico, Inc.*	40,040
39,000	Mincor Resources NL (Australia)	65,273
46,000	Mitsui Mining & Smelting Co. Ltd. (Japan)	140,142
1,600	Northwest Pipe Co.*	93,040
6,500	Nucor Corp.	371,930
23,948	OZ Minerals Ltd. (Australia)	44,531
2,408	Precision Castparts Corp.	224,979
3,000	Rautaruukki Oyj (Finland)	112,802
2,470	Reliance Steel & Aluminum Co.	156,005
1,486	Schnitzer Steel Industries, Inc. (Class A Stock)	134,097
4,173	Southern Copper Corp.	115,926
3,700	ThyssenKrupp AG (Germany)	205,865
1,500	Timken Co.	49,530

See Notes to Financial Statements.

30	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
13,786	Transocean, Inc.*	$1,875,310
50	United States Steel Corp.	8,018
4,600	Worthington Industries, Inc.	81,604

		5,960,525

Multi-Line Retail 0.1%
29	Dollar Tree, Inc.*	1,088
8,300	J.C. Penney Co., Inc.	255,889

		256,977

Multi-Utilities 0.1%
10,000	Dominion Resources, Inc.	441,800
1,225	Vectren Corp.	35,770

		477,570

Office Equipment 0.3%
8,800	OCE NV (Netherlands)	83,603
1,200	Pitney Bowes, Inc.	38,028
9,000	Ricoh Co. Ltd. (Japan)	146,152
300	Seiko Epson Corp. (Japan)	8,095
56,000	Xerox Corp.	763,840

		1,039,718

Oil & Gas 0.1%
16	Range Resources Corp.	777
26,200	Rosneft Oil Co., GDR (Russia)	279,030
3,901	StatoilHydro ASA (Norway)	126,358

		406,165

Oil & Gas Exploration/Production 0.3%
3,254	Baker Hughes, Inc.	269,789
600	Core Laboratories NV (Netherlands)	77,766
1,425	Mariner Energy, Inc.*	37,705
13,300	OAO Gazprom, ADR (Russia)	641,060
2,312	St. Mary Land & Exploration Co.	98,399

		1,124,719

Oil, Gas & Consumable Fuels 6.5%
6,281	Air Liquide (France)	821,753
10,166	Anadarko Petroleum Corp.	588,713

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	31

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
13,541	Apache Corp.	$1,518,894
675	Approach Resources, Inc.*	13,574
350	Arena Resources, Inc.*	14,319
24	Ashland, Inc.	1,002
43,200	BP PLC (United Kingdom)	443,383
3,526	Cabot Oil & Gas Corp.	155,179
7,300	Canadian Natural Resources Ltd. (Canada)	570,412
3,500	Canadian Oil Sands Trust (Canada)	175,829
1,600	Chesapeake Energy Corp.	80,240
23,350	Chevron Corp.	1,974,476
156	Cimarex Energy Co.	8,129
450	Concho Resources, Inc.*	14,738
21,750	ConocoPhillips	1,775,235
4,753	Continental Resources, Inc.*	271,491
28,800	Cosmo Oil Co. Ltd. (Japan)	88,812
1,321	Denbury Resources, Inc.*	37,173
5,305	Devon Energy Corp.	503,391
1,163	Encore Acquisition Co.*	71,955
10,200	Eni SpA (Italy)	344,194
1,320	EOG Resources, Inc.	132,700
1,630	Exterran Holdings, Inc.*	91,997
30,745	Exxon Mobil Corp.	2,472,820
5,762	FMC Technologies, Inc.*	355,976
979	Global Industry Ltd.*	11,689
19,709	Hess Corp.	1,998,493
2,300	Lufkin Industries, Inc.	205,160
33,850	Marathon Oil Corp.	1,674,560
654	Massey Energy Co.	48,560
969	National Oilwell Varco, Inc.*	76,192
4,000	Nexen, Inc. (Canada)	125,826
27,700	Nippon Oil Corp. (Japan)	175,379
888	Noble Energy, Inc.	65,597
7,600	Norsk Hydro ASA (Norway)	95,012
5,200	Occidental Petroleum Corp.	409,916
1,577	Oceaneering International, Inc.*	95,629
900	ONEOK, Inc.	40,932
2,819	Patterson-UTI Energy, Inc.	80,116
27,165	Petroleo Brasileiro SA, ADR (Brazil)	1,518,795
625	Petroquest Energy, Inc.*	13,044
2,300	Pioneer Natural Resources Co.	136,735

See Notes to Financial Statements.

32	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
6,300	Repsol YPF SA (Spain)	$211,069
16,800	Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	589,960
11,300	Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	792,808
26,603	Schlumberger Ltd.	2,702,865
1,000	SEACOR Holdings, Inc.*	83,670
5,300	Sunoco, Inc.	215,233
800	Swift Energy Co.*	40,656
3,200	Total SA (France)	245,020
1,263	Ultra Petroleum Corp.*	90,153
595	Unit Corp.*	40,192
31,936	Valero Energy Corp.	1,066,982
5,082	W&T Offshore, Inc.	224,929
2,539	Weatherford International Ltd.*	95,796
439	Whiting Petroleum Corp.*	41,121
5,750	XTO Energy, Inc.	271,573

		26,010,047

Paper & Forest Products 0.2%
15,400	Domtar Corp. (Canada)*	87,780
15,500	International Paper Co.	429,660
1,067	Owens-Illinois, Inc.*	45,070
2,600	Weyerhaeuser Co.	138,996

		701,506

Pharmaceuticals 4.4%
9,039	Abbott Laboratories	509,257
8,400	American Medical Systems Holdings, Inc.*	138,348
4,627	AmerisourceBergen Corp.	193,732
4,400	Astellas Pharma, Inc. (Japan)	190,783
9,000	AstraZeneca PLC (United Kingdom)	437,431
7,800	AstraZeneca PLC, ADR (United Kingdom)	378,690
550	Barr Pharmaceuticals, Inc.*	36,289
1,150	BioMarin Pharmaceutical, Inc.*	37,433
27,000	Bristol-Myers Squibb Co.	570,240
2,100	Cardinal Health, Inc.	112,833
2,500	Cubist Pharmaceuticals, Inc.*	56,650
20,410	Eli Lilly & Co.	961,515
2,770	Express Scripts, Inc.*	195,396
4,650	Forest Laboratories, Inc.*	165,122
38,048	Gilead Sciences, Inc.*	2,053,831

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	33

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
8,300	GlaxoSmithKline PLC (United Kingdom)	$193,475
6,600	H. Lundbeck A/S (Denmark)	167,359
6,200	Herbalife Ltd. (Cayman Islands)	267,778
950	IMS Health, Inc.	19,855
21,413	Johnson & Johnson	1,466,148
12,389	Medco Health Solutions, Inc.*	614,247
35,359	Merck & Co., Inc.	1,163,311
5,300	Novartis AG (Switzerland)	314,638
14,300	Novo Nordisk A/S (Class B Stock) (Denmark)	906,701
151,772	Pfizer, Inc.	2,833,583
1,800	Pharmaceutical Product Development, Inc.	68,652
5,429	Roche Holding AG (Switzerland)	1,003,072
5,100	Sanofi-Aventis (France)	357,986
7,450	Schering-Plough Corp.	157,046
20,757	Teva Pharmaceutical Industries Ltd., ADR (Israel)	930,744
1,100	Watson Pharmaceuticals, Inc.*	31,801
24,250	Wyeth	982,610

		17,516,556

Pipelines
1,850	El Paso Corp.	33,170
50	Spectra Energy Corp.	1,359

		34,529

Real Estate 0.1%
356,300	Country Garden Holdings Co. Ltd. (China)	212,173
1,400	Hovnanian Enterprises, Inc. (Class A Stock)*	9,842
1,429	Jones Lang LaSalle, Inc.	68,077
800	Meritage Homes Corp.*	14,440
45,000	Soho China Ltd. (China)	26,418

		330,950

Real Estate Investment Trusts 0.7%
200	Alexandria Real Estate Equities, Inc.	20,652
1,200	AMB Property Corp.	58,752
1,239	AvalonBay Communities, Inc.	123,541
2,250	Camden Property Trust	110,655
1,200	Developers Diversified Realty Corp.	38,352
2,850	Digital Realty Trust, Inc.	122,293
1,150	Duke Realty Corp.	28,440

See Notes to Financial Statements.

34	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
2,150	Hospitality Properties Trust	$45,795
1,563	Invesco Ltd. (Bermuda)	36,402
3,600	Liberty Property Trust	131,040
3,078	Macerich Co. (The)	170,306
24,302	ProLogis	1,187,882
3,400	Simon Property Group, Inc.	314,942
400	SL Green Realty Corp.	33,336
1,618	Ventas, Inc.	72,583
3,050	Weingarten Realty Investors	92,994

		2,587,965

Restaurants
3,900	BJ’s Restaurants, Inc.*	42,315

Retail 0.5%
1,650	AFC Enterprises, Inc.*	12,639
57,700	DSG International PLC (United Kingdom)	51,000
4,750	Family Dollar Stores, Inc.	110,675
4,400	Genesco, Inc.*	129,360
10,008	NEXT PLC (United Kingdom)	188,016
1,900	Rallye SA (France)	91,420
2,200	Red Robin Gourmet Burgers, Inc.*	54,626
142,600	Wal-Mart de Mexico SA de CV (Mexico)	580,130
14,470	Wal-Mart Stores, Inc.	848,232

		2,066,098

Retail & Merchandising 1.6%
550	Abercrombie & Fitch Co. (Class A Stock)	30,371
5,267	Big Lots, Inc.*	160,433
10,080	BJ’s Wholesale Club, Inc.*	378,303
1,200	Brinker International, Inc.	22,068
1,546	Carrols Restaurant Group, Inc.*	8,874
20,106	Costco Wholesale Corp.	1,260,244
41,200	CVS Caremark Corp.	1,503,800
600	Darden Restaurants, Inc.	19,542
10,610	GameStop Corp. (Class A Stock)*	429,811
44,125	Lowe’s Cos., Inc.	896,620
907	Ross Stores, Inc.	34,430
1,727	Ruddick Corp.	53,468
2,600	School Specialty, Inc.*	86,606

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	35

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Retail & Merchandising (cont’d.)
1,525	Sonic Corp.*	$23,012
2,450	Staples, Inc.	55,125
5,507	TJX Cos., Inc.	185,641
37,926	Yum! Brands, Inc.	1,358,509

		6,506,857

Retail—Auto Parts
3,687	Copart, Inc.*	161,712

Road & Rail 0.2%
4,657	Burlington Northern Santa Fe Corp.	484,934
2,904	Landstar System, Inc.	146,884
601	YRC Worldwide, Inc.*	10,157

		641,975

Semiconductor Components 0.1%
112,100	ARM Holdings PLC (United Kingdom)	211,430

Semiconductors 0.4%
1,045	ATMI, Inc.*	23,544
2,244	Broadcom Corp. (Class A Stock)	54,507
1,400	Checkpoint Systems, Inc.*	29,498
32,953	Intel Corp.	731,227
800	KLA-Tencor Corp.	30,072
265	MEMC Electronic Materials, Inc.*	12,246
1,500	Microsemi Corp.*	38,940
200	NVIDIA Corp.*	2,288
26,549	Texas Instruments, Inc.	647,264
5,350	Xilinx, Inc.	132,840

		1,702,426

Semiconductors & Semiconductor Equipment
4,886	Applied Materials, Inc.	84,626
1,275	Varian Semiconductor Equipment Associates, Inc.*	37,255

		121,881

Software 1.9%
5,722	Activision Blizzard, Inc.*	205,877
5,956	Adobe Systems, Inc.*	246,281
4,155	Ansys, Inc.*	190,631

See Notes to Financial Statements.

36	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Software (cont’d.)
637	Autodesk, Inc.*	$20,314
8,200	BMC Software, Inc.*	269,698
39,705	CA, Inc.	947,361
8,000	Eclipsys Corp.*	176,400
10,527	MasterCard, Inc. (Class A Stock)	2,570,167
109,730	Microsoft Corp.	2,822,256
2,980	PROS Holdings, Inc.*	31,171
2,406	Salesforce.com, Inc.*	153,479
1,475	Sybase, Inc.*	49,575
1,575	Tyler Technologies, Inc.*	25,168

		7,708,378

Specialty Retail 0.6%
2,505	Aaron Rents, Inc.	68,812
13,760	Aeropostale, Inc.*	443,760
18,800	AutoNation, Inc.*	194,016
2,600	Carmax, Inc.*	34,840
20,900	Gap, Inc. (The)	336,908
53,394	Home Depot, Inc.	1,272,379
11,400	Limited Brands, Inc.	187,986
383	Urban Outfitters, Inc.*	12,643

		2,551,344

Steel Producers/Products 0.1%
2,900	Voestalpine AG (Austria)	190,407

Telecommunications 3.1%
17,400	Amdocs Ltd. (Guernsey)*	529,134
33,803	America Movil SAB de CV (Class L Stock), ADR (Mexico)	1,706,713
73,300	BT Group PLC (United Kingdom)	247,690
147,513	China Mobile Ltd. (China)	1,970,799
47,917	Cisco Systems, Inc.*	1,053,695
4,850	Corning, Inc.	97,049
4,850	Crown Castle International Corp.*	185,270
3,800	EMS Technologies, Inc.*	78,698
19,551	France Telecom SA (France)	618,183
18,103	Juniper Networks, Inc.*	471,221
79,170	MobileOne Ltd. (Singapore)	116,587
5,450	Motorola, Inc.	47,088
70	Nippon Telegraph and Telephone Corp. (Japan)	355,642

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	37

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Telecommunications (cont’d.)
28,700	Nokia Oyj (Finland)	$783,290
200	NTT DoCoMo, Inc. (Japan)	324,856
1,537	Polycom, Inc.*	36,273
31,604	QUALCOMM, Inc.	1,748,965
15,750	Sprint Nextel Corp.	128,205
600	Swisscom AG (Switzerland)	193,446
3,500	Switch and Data Facilities Co., Inc.*	58,905
31,400	Telefonica SA (Spain)	814,752
45,700	Telestra Corp. Ltd. (Australia)	192,918
14,300	Vodafone Group PLC (United Kingdom)	38,307
21,358	Vodafone Group PLC, ADR (United Kingdom)	573,035

		12,370,721

Textiles, Apparel & Luxury Goods 0.1%
16,800	Jones Apparel Group, Inc.	281,232

Thrifts & Mortgage Finance 0.3%
24,900	Fannie Mae	286,350
45,350	Freddie Mac	370,509
124,750	Washington Mutual, Inc.	664,918

		1,321,777

Tobacco Products 0.4%
22,404	Philip Morris International, Inc.	1,157,167
850	Reynolds American, Inc.	47,455
761	Universal Corp.	39,283
6,639	UST, Inc.	349,278

		1,593,183

Trading Companies & Distributors
500	Watsco, Inc.	24,935

Transportation 1.7%
13,400	Canadian National Railway Co. (Canada)	706,544
11,986	CSX Corp.	810,014
1,624	Expeditors International of Washington, Inc.	57,668
15,817	J.B. Hunt Transport Services, Inc.	584,913
671	Kirby Corp.*	32,020
47,000	Neptune Orient Lines Ltd. (Singapore)	96,378
23,740	Norfolk Southern Corp.	1,707,381

See Notes to Financial Statements.

38	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Transportation (cont’d.)
17,690	Orient Overseas International Ltd. (Bermuda)	$76,856
747	Ryder System, Inc.	49,272
31,482	Union Pacific Corp.	2,595,376
6,791	Werner Enterprises, Inc.	161,694

		6,878,116

Utilities 0.9%
9,350	American Electric Power Co., Inc.	369,325
13,550	CMS Energy Corp.	182,925
2,200	Constellation Energy Group, Inc.	182,952
5,554	Duke Energy Corp.	97,639
4,337	E.ON AG (Germany)	826,501
23,300	Edison International	1,126,322
17,209	Fortum Oyj (Finland)	758,601
1,272	Headwaters, Inc.*	16,676

		3,560,941

	TOTAL COMMON STOCKS (cost $246,120,187)	255,450,385

Moody’s Ratings† (Unaudited)	Principal Amount (000)#

ASSET-BACKED SECURITIES 0.2%
Aaa	$374	Bear Stearns Commercial Mortgage Securities, Series 2006-BBA7, Class A1, 144A (original cost $373,860; purchased 06/05/06)(f)(g) 2.568%(a), 03/15/19	354,055
Aaa	39	Brazos Student Finance Corp., Series 1998-A, Class A2 2.78%(a), 06/01/23	39,023
Aaa	554	Indymac Index Mortgage Loan Trust, Series 2007-FLX2, Class A2 2.651%(a), 04/25/37	212,122

		TOTAL ASSET-BACKED SECURITIES (cost $748,120)	605,200

COLLATERALIZED MORTGAGE OBLIGATIONS 1.6%
Aaa	84	Bank Trust Mortgage Trust, Series 1, Class G 5.70%, 12/01/23	75,730

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	39

Portfolio of Investments

as of July 31, 2008 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Aaa	$222	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 23A2 5.371%(a), 05/25/35	$139,155
Aaa	33	Federal Home Loan Mortgage Corp., Series 119, Class H 7.50%, 01/15/21	32,946
Aaa	5	Series 2266, Class F 2.908%(a), 11/15/30	5,472
Aaa	2,319	Series 3346, Class FA 2.688%(a), 02/15/19	2,266,872
Aaa	370	Federal National Mortgage Assoc., Series 1998-73, Class MZ 6.30%, 10/17/38	369,883
Aaa	11	Series 2000-32, Class FM 2.906%(a), 10/18/30	11,189
Aaa	1,126	Series 2006-5, Class 3A2 4.667%(a), 05/25/35	1,128,608
Aaa	31	Government National Mortgage Assoc., Series 2000-9, Class FH 2.96%(a), 02/16/30	30,931
Aaa	411	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 4.54%(a), 12/25/35	370,992
Aaa	805	Series 2005-AR7, Class 4A1 5.349%(a), 11/25/35	665,915
Aaa	541	Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2B 2.708%, 01/19/38	214,092
Aaa	135	Structured Asset Mortgage Investments, Inc., Series 2006-AR7, Class A8 2.531%(a), 08/25/36	131,479
Aaa	799	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-R1, Class A1 3.001%(a), 12/25/27	731,019

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $6,689,433)	6,174,283

CORPORATE BONDS 11.4%

Advertising 0.1%
Baa1	300	Omnicom Group, Inc., Gtd. Notes 5.90%, 04/15/16	291,735

See Notes to Financial Statements.

40	Visit our website at www.prudential.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Automobile Manufacturers
A3	$100	DaimlerChrysler NA Holding Corp., Gtd. Notes, MTN 5.75%, 09/08/11	$100,230

Automotive—OEM 0.1%
B3	600	General Motors Acceptance Corp., Sr. Unsec’d. Notes 6.75%, 12/01/14	343,684

Capital Markets 0.5%
A1	1,300	Morgan Stanley, Sr. Unsec’d. Notes 5.75%, 10/18/16	1,166,191
A1	700	6.00%, 04/28/15	657,360

			1,823,551

Commercial Banks 0.7%
Aa2	1,400	ANZ National International Ltd., Bank Gtd. Notes, 144A (New Zealand) (original cost $1,398,684; purchased 07/09/08)(f)(g) 6.20%, 07/19/13	1,400,360
Aa2	1,400	Barclays Bank PLC, Sub. Notes, 144A (United Kingdom) (original cost $1,400,000; purchased 04/18/08)(f)(g) 7.70%(a), 04/25/18	1,351,812

			2,752,172

Diversified Financial Services 1.3%
A1	600	American Express Co., Sr. Unsec’d. Notes 7.00%, 03/19/18	596,710
A1	1,400	Citigroup Capital XXI, Gtd. Notes 8.30%(a), 12/21/57	1,278,308
A2	1,700	Citigroup, Inc., Jr. Sub. Notes 8.40%, 04/29/49	1,455,608
Aa3	2,100	Sr. Unsec’d. Notes 5.50%, 04/11/13	2,051,311

			5,381,937

Diversified Manufacturing 0.2%
A1	1,000	Siemens Financieringsmat NV, Gtd. Notes, 144A (Netherlands) (original cost $1,000,000; purchased 08/09/06)(f)(g) 2.728%(a), 08/14/09	1,000,168

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	41

Portfolio of Investments

as of July 31, 2008 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Electronic Components 0.2%
A1	$700	Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes 5.85%, 04/01/18	$704,502

Financial—Bank & Trust 4.1%
Aa3	4,200	American Express Bank FSB, Notes 5.50%, 04/16/13	4,067,024
A1	1,500	Bank of America Corp., Jr. Sub. Notes 8.00%(a), 12/29/49	1,383,750
A1	900	8.125%(a), 12/29/49	837,189
Aa2	5,000	Sr. Unsec’d. Notes 5.65%, 05/01/18	4,667,260
Aa2	2,800	5.75%, 12/01/17	2,627,231
Aa1	2,100	Credit Suisse, Sr. Unsec’d. Notes (Switzerland) 5.00%, 05/15/13	2,041,622
Aa1	100	Deutsche Bank AG, Sr. Unsec’d. Notes (Germany) 6.00%, 09/01/17	100,097
Aa1	700	National Australia Bank Ltd., Bonds, 144A (Australia) (original cost $700,000; purchased 02/01/08)(f)(g) 3.253%(a), 02/08/10	699,893

			16,424,066

Financial Services 1.6%
B3	100	GMAC LLC, Sr. Unsec’d. Notes 8.00%, 11/01/31	56,034
A1	900	Goldman Sachs Group, Inc. (The), Sub. Notes 6.75%, 10/01/37	795,463
Aa1	2,700	JPMorgan Chase Bank NA, Sub. Notes 6.00%, 10/01/17	2,621,824
A2	500	Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN 6.875%, 05/02/18	469,392
A2	2,800	Merrill Lynch & Co., Inc., Notes, MTN 6.875%, 04/25/18	2,621,083

			6,563,796

See Notes to Financial Statements.

42	Visit our website at www.prudential.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS (Continued)

Food 0.3%
Baa2		$400	Kraft Foods, Inc., Sr. Unsec’d. Notes 6.125%, 02/01/18	$390,876
Baa2		900	6.875%, 02/01/38	868,665

				1,259,541

Healthcare & Pharmaceuticals
Aa3		100	Merck & Co., Inc., Sr. Unsec’d. Notes 4.75%, 03/01/15	99,064

Industrial Conglomerates 0.9%
Aaa		400	General Electric Capital Corp., Notes, MTN 5.875%, 01/14/38	359,212
Aaa		2,200	Sr. Unsec’d. Notes 5.625%, 09/15/17	2,141,828
Aa1	GBP	700	Sub. Notes, 144A (original cost $1,399,944; purchased 08/30/07)(f)(g) 6.50%(a), 09/15/67	1,293,994

				3,795,034

Medical Supplies & Equipment 0.2%
B2		600	HCA, Inc., Sr. Sec’d. Notes 9.25%, 11/15/16	618,000

Paper & Forest Products 0.2%
Ba3		300	Georgia-Pacific Corp., Gtd. Notes, 144A (original cost $300,000; purchased 12/13/06)(f)(g) 7.00%, 01/15/15	279,000
Ba3		400	(original cost $400,000; purchased 12/13/06)(f)(g) 7.125%, 01/15/17	369,000

				648,000

Real Estate Investment Trusts 0.1%
Baa3		200	Nationwide Health Properties, Inc., Sr. Unsec’d. Notes 6.50%, 07/15/11	202,913

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	43

Portfolio of Investments

as of July 31, 2008 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS (Continued)

Telecommunications 0.5%
A2	GBP	400	BellSouth Corp., Gtd. Notes 2.776%(a), 08/15/08	$400,029
Baa3		$1,000	Embarq Corp., Sr. Unsec’d. Notes 7.082%, 06/01/16	934,519
Baa2		700	Motorola, Inc., Sr. Unsec’d. Notes 6.00%, 11/15/17	587,885

				1,922,433

Utilities 0.3%
Baa3		1,400	Illinois Power Co., Sr. Sec’d. Notes 6.25%, 04/01/18	1,343,020

Utilities—Electric 0.1%
Baa3		250	Midwest Generation LLC, Pass-Thru Certificates, Series A 8.30%, 07/02/09	253,599

			TOTAL CORPORATE BONDS (cost $47,967,700)	45,527,445

FOREIGN GOVERNMENT BONDS 1.2%
Aaa	EUR	1,000	Bundesrepublik Deutschland (Germany) 4.25%, 07/04/39	1,458,797
Aaa		800	6.25%, 01/04/30	1,494,941
			Rebublic of Panama (Panama)
Ba1		102	9.375%, 04/01/29	133,467
Ba1	BRL	1,800	Republic of Brazil (Brazil) 12.50%, 01/05/22	1,212,411
			United Kingdom Gilt (United Kingdom)
Aaa	GBP	200	5.75%, 12/07/09	400,793

			TOTAL FOREIGN GOVERNMENT BONDS (cost $4,424,269)	4,700,409

MUNICIPAL BONDS 1.2%
Aa1		500	Arizona Agricultural Improvement & Power District, Salt River Project, Revenue Bonds 4.75%, 01/01/32	493,025
Aa3		2,200	Chicago Transit Authority, Revenue Bonds 6.899%, 12/01/40	2,232,714

See Notes to Financial Statements.

44	Visit our website at www.prudential.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

MUNICIPAL BONDS (Continued)
Aaa	GBP	200	Georgia State Road & Tollway Authority, Revenue Bonds 5.00%, 03/01/21	$206,608
A1		$700	State of California, General Obligation Unlimited 5.00%, 06/01/37	678,139
A1		1,100	5.00%, 11/01/37	1,065,427
A1		300	5.00%, 12/01/37	290,562

			TOTAL MUNICIPAL BONDS (cost $4,992,380)	4,966,475

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS 22.5%
		252	Federal Home Loan Mortgage Corp. 4.394%(a), 09/01/35	251,355
		1,883	5.50%, 09/01/37	1,842,505
		373	6.00%, 04/01/16 - 09/01/22	380,553
		7,511	Federal National Mortgage Assoc. 4.00%, 08/01/18 - 01/01/20	7,036,978
		247	4.49%(a), 06/01/43	247,433
		2,225	4.50%, 01/01/22 - 09/01/35	2,079,881
		74	4.547%(a), 05/01/36	73,572
		226	4.574%(a), 12/01/34	228,813
		10,412	5.00%, 02/01/19 - 11/01/33	9,959,612
		17,000	5.00%, TBA	16,139,375
		107	5.364%(a), 09/01/34	106,606
		19,836	5.50%, 07/01/14 - 09/01/37	19,480,755
		9,048	6.00%, 03/01/17 - 07/01/37	9,101,235
		1,000	6.50%, TBA	1,026,562
		49	Government National Mortgage Assoc. 4.50%, 08/15/33	45,219
		321	5.00%, 11/15/36 - 02/15/37	310,527
		3,000	5.00%, TBA	2,896,875
		20	5.125%, 10/20/27 - 11/20/29	19,825
		5,228	5.50%, 01/15/32 - 08/20/38	5,192,550
		6	5.625%(a), 09/20/22	6,511
		2,793	6.00%, 06/15/37 - 11/15/37	2,829,083
		6,000	6.00%, TBA	6,063,750
		4,204	6.50%, 10/15/36 - 10/15/37	4,337,514
		10	8.50%, 05/20/30 - 04/20/31	10,206

			TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $90,591,517)	89,667,295

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	45

Portfolio of Investments

as of July 31, 2008 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

U.S. TREASURY OBLIGATIONS 2.1%
		U.S. Treasury Bonds
	$4,800	4.375%, 02/15/38	$4,625,625
	1,000	4.625%, 02/15/17	1,053,828
		U.S. Treasury Inflation Index Bonds, TIPS
	200	2.375%, 01/15/27	221,884
	700	2.375%, 01/15/25	837,190
		U.S. Treasury Notes
	700	8.50%, 02/15/20	963,922
		U.S. Treasury Strip, PO
	1,250	4.877%(d), 02/15/22	658,543

		TOTAL U.S. TREASURY OBLIGATIONS (cost $8,364,781)	8,360,992

BANK LOANS(a) 0.5%
Ba-	1,092	Chrysler Finco Term, 144A (original cost $1,037,163; purchased 07/31/07)(f)(g) 6.78%, 08/03/12	891,596
Ba-	493	Ford Motor Corp. Term B, 144A (original cost $492,500; purchased 12/12/06)(f)(g) 5.46%, 12/16/13	386,305
Ba-	618	TXU Corp., Term B3 (original cost $566,469; purchased 02/01/08)(f)(g) 6.23%, 10/10/14	578,626
Ba-	78	(original cost $71,812; purchased 02/01/08)(f)(g) 6.48%, 10/10/14	73,355

		TOTAL BANK LOANS (cost $2,178,950)	1,929,882

	Units
RIGHTS*

Financial—Bank & Trust
	26,326	Bradford & Bingley PLC, expiring on 08/15/08 (United Kingdom) (cost $0)	1,305

		TOTAL LONG-TERM INVESTMENTS (cost $412,077,337)	417,383,671

See Notes to Financial Statements.

46	Visit our website at www.prudential.com

Principal Amount (000)#		Description	Value (Note 1)
	SHORT-TERM INVESTMENTS 5.0%

	U.S. TREASURY OBLIGATIONS 0.4%
		U.S. Treasury Bills(d)
	$500	1.195%, 09/25/08	$498,803
	500	1.333%, 09/25/08	498,803
	500	1.849%, 09/25/08	498,803

		TOTAL U.S. TREASURY OBLIGATIONS (cost $1,496,666)	1,496,409

Shares
	AFFILIATED MONEY MARKET MUTUAL FUND 4.5%
	17,828,185	Dryden Core Investment Fund—Taxable Money Market Series (cost $17,828,185)(e)	17,828,185

Contracts/ Notional Amount (000)#
	OPTIONS PURCHASED* 0.1%

	Call Options 0.1%
	45,400	2 Year U.S. Treasury Note Futures, expiring 08/22/2008, Strike Price $111.00	3,547
	4,600	5 Year U.S. Treasury Note Futures, expiring 08/22/2008, Strike Price $122.50	359
	26,900	expiring 08/22/2008, Strike Price $126.00	2,102
	2,900	20 Year U.S. Treasury Bond Futures, expiring 08/22/2008, Strike Price $142.00	453
	1,700	Currency Option on USD vs JPY, expiring 09/16/2008 @ FX Rate 118.00	9
	26,600	Interest Rate Swap Option, expiring 12/19/2008 @ 3.60%	143,634
EUR	62,500	expiring 04/20/2009 @ 4.18%	229,598
	1,800	expiring 08/03/2009 @ 3.45%	7,656
	2,800	expiring 08/03/2009 @ 3.45%	11,909
	15,800	expiring 08/03/2009 @ 3.85%	105,620

			504,887

	Put Options
	29,200	10 Year U.S. Treasury Note Futures, expiring 08/22/2008, Strike Price $92.00	4,563

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	47

Portfolio of Investments

as of July 31, 2008 continued

Contracts/ Notional Amount (000)#		Description	Value (Note 1)
	OPTIONS PURCHASED* (Continued)

	Put Options (cont’d.)
	$6,000	Federal National Mortgage Assoc., expiring 09/04/2008, Strike Price $88.16	$8

			4,571

		TOTAL OPTIONS PURCHASED (cost $969,721)	509,458

		TOTAL SHORT-TERM INVESTMENTS (cost $20,294,572)	19,834,052

		TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN(h) 109.8% (cost $432,371,909; Note 5)	437,217,723

Principal Amount (000)#
	SECURITIES SOLD SHORT (7.4)%
	12,900	Federal National Mortgage Assoc. 5.50%, TBA	(12,621,850)
	3,700	Government National Mortgage Assoc. 5.50%, TBA	(3,666,471)
	300	U.S. Treasury Bonds 4.75%, 02/15/37	(306,282)
	900	5.375%, 02/15/31	(988,945)
	4,400	U.S. Treasury Notes 3.875%, 05/15/18	(4,362,186)
	7,000	4.625%, 02/15/17	(7,376,796)

		TOTAL SECURITIES SOLD SHORT (proceeds received $29,262,845)	(29,322,530)

Contracts/ Notional Amount (000)#
	OPTIONS WRITTEN* (0.1)%

	Call Options (0.1)%
		Interest Rate Swap Option,
EUR	20,200	expiring 04/20/2009 @ 4.44%	(259,695)
	8,900	expiring 12/19/2008 @ 4.68%	(189,816)
	800	expiring 08/03/2009 @ 4.15%	(9,904)
	900	expiring 08/03/2009 @ 4.40%	(15,123)
	5,300	expiring 08/03/2009 @ 4.55%	(107,074)
	3,400	U.S. Treasury Notes, expiring 08/22/2008, Strike Price $116.00	(13,812)

			(595,424)

See Notes to Financial Statements.

48	Visit our website at www.prudential.com

Contracts/ Notional Amount (000)#	Description	Value (Note 1)
OPTIONS WRITTEN* (Continued)

Put Options
$3,400	10 Year U.S. Treasury Notes, expiring 08/22/2008, Strike Price $110.00	$(1,063)
800	Currency Option on USD vs JPY, expiring 09/16/2008 @ FX Rate 100.00	(1,575)

		(2,638)

	TOTAL OPTIONS WRITTEN (premiums received $1,012,350)	(598,062)

	TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN 102.3% (cost $402,096,714; Note 5)	407,297,131
	Other liabilities in excess of other assets(i) (2.3%)	(8,988,053)

	NET ASSETS 100%	$398,309,078

The following abbreviations are used in portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

MTN—Medium Term Note

PO—Principal Only Securities

TBA—To Be Announced

TIPS—Treasury Inflation Protected Securities

BRL—Brazilian Real

CHF—Swiss Franc

CNY—Chinese Yuan

EUR—Euro

GBP—British Pound

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MYR—Malaysian Ringgit

MXN—Mexican Peso

RUB—Russian Ruble

USD—United States Dollar

#	Principal amount is shown in U.S. dollars unless otherwise stated.
†	The ratings reflected are as of July 31, 2008. Ratings of certain bonds may have changed subsequent to that date.
*	Non-income producing security.
(a)	Indicates a variable rate security.
(b)	Security segregated for futures contracts.
(d)	Rates shown are the effective yields at purchase date.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	49

Portfolio of Investments

as of July 31, 2008 continued

(f)	Private Placement restricted as to resale and does not have a readily available market. The aggregate original cost of such securities is $9,140,432. The aggregate value of $8,678,164 is approximately 2.2% of net assets.
(g)	Indicates a security that has been deemed illiquid.
(h)	As of July 31, 2008, 163 securities representing $43,042,623 and 10.8% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(i)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts and swap agreements as follows:

Futures contracts open at July 31, 2008:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2008	Unrealized Appreciation (Depreciation)
	Long Positions:
7	90 Day Euro	Sep 08	$1,700,037	$1,700,825	$788
110	90 Day Euro	Dec 08	26,616,950	26,676,375	59,425
33	90 Day Euro	Mar 09	7,964,838	7,995,488	30,650
73	90 Day Euro	Jun 09	17,565,500	17,655,050	89,550
141	90 Day Euro	Sep 09	33,896,900	34,009,200	112,300
86	90 Day Euro	Dec 09	20,800,300	20,674,400	(125,900)
29	90 Day Euro	Mar 10	6,969,425	6,954,200	(15,225)
17	90 Day Sterling	Jun 09	3,954,732	3,988,850	34,118
20	90 Day Sterling	Sep 09	4,671,952	4,693,508	21,556
12	90 Day Sterling	Dec 09	2,803,320	2,814,172	10,852
2	10 Year GILT	Sep 08	420,694	425,610	4,916

					$223,030

	Short Positions:
11	90 Day Sterling	Sep 08	$2,564,600	$2,566,576	$(1,976)
68	2 Year Euro-Schatz	Sep 08	10,841,348	10,916,127	(74,779)
213	2 Year U.S. Treasury Notes	Sep 08	44,854,000	45,156,000	(302,000)
57	5 Year Euro-Bobl	Sep 08	9,521,683	9,542,826	(21,143)
44	5 Year U.S. Treasury Notes	Sep 08	4,884,343	4,898,781	(14,438)
2	10 Year Euro-Bund	Sep 08	350,154	350,996	(842)
50	10 Year U.S. Treasury Notes	Sep 08	5,667,968	5,741,406	(73,438)
74	20 Year U.S. Treasury Bonds	Sep 08	8,432,414	8,547,000	(114,586)

					(603,202)

					$(380,172	)(1)

(1)	Cash of $1,215,000 and a security with a market value of $158,950 has been segregated with the broker to cover requirements for open futures contracts at July 31, 2008.

See Notes to Financial Statements.

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Forward foreign currency exchange contracts outstanding at July 31, 2008:

Purchase Contracts	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan,
Expiring 10/10/08	CNY	27,228	$3,989,520	$4,010,999	$21,479
Indian Rupee,
Expiring 11/12/08	INR	60,158	1,488,722	1,390,530	(98,192)
Japanese Yen,
Expiring 09/08/08	JPY	189,342	1,759,038	1,759,086	48
Malaysian Ringgit,
Expiring 08/04/08	MYR	2,992	923,276	917,695	(5,581)
Expiring 11/12/08	MYR	1,496	461,584	459,381	(2,203)
Mexican Peso,
Expiring 11/19/08	MXN	44	4,187	4,350	163
Expiring 12/08/08	MXN	1,685	165,131	164,533	(598)
Russian Ruble,
Expiring 11/19/08	RUB	42,243	1,703,703	1,796,138	92,435
Expiring 05/06/09	RUB	16,682	684,629	702,281	17,652
South Korean Won,
Expiring 08/04/08	KRW	2,150,108	2,234,591	2,124,846	(109,745)

			$13,414,381	$13,329,839	$(84,542)

Sale Contracts	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 12/02/08	BRL	983	$560,077	$607,327	$(47,250)
British Pound,
Expiring 08/11/08	GBP	2,787	5,502,619	5,519,612	(16,993)
Expiring 12/29/08	GBP	145	280,081	284,208	(4,127)
Euros,
Expiring 08/26/08	EUR	1,474	2,337,432	2,296,015	41,417
Expiring 12/19/08	EUR	893	1,370,728	1,382,494	(11,766)
Malaysian Ringgit,
Expiring 08/04/08	MYR	2,992	919,081	917,706	1,375
Mexican Peso,
Expiring 12/08/08	MXN	9,834	935,627	960,250	(24,623)
South Korean Won,
Expiring 08/04/08	KRW	2,150,108	2,084,483	2,124,846	(40,363)
Swiss Franc,
Expiring 12/23/08	CHF	260	248,978	248,549	429

			$14,239,106	$14,341,007	$(101,901)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	51

Portfolio of Investments

as of July 31, 2008 continued

The Fund entered into interest rate swap agreements during the year ended July 31, 2008. Details of the interest rate swap agreements outstanding as of July 31, 2008 were as follows:

Counterparty	Termination Date	Notional Amount (000)#		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC(1)	12/17/10		$19,000	4.00%	3 Month LIBOR	$5,935
Bank of America Securities LLC(2)	06/15/35		700	6.00	3 Month LIBOR	105,170
Citigroup, Inc.(2)	12/17/13		5,900	4.00	3 Month LIBOR	2,109
Citigroup, Inc.(2)	12/17/15		800	5.00	3 Month LIBOR	(3,505)
Lehman Brothers, Inc.(1)	12/17/23		1,500	5.00	3 Month LIBOR	8,701
Merrill Lynch & Co., Inc.(1)	12/17/23		10,300	5.00	3 Month LIBOR	27,377
Merrill Lynch & Co., Inc.(1)	12/17/38		1,300	5.00	3 Month LIBOR	24,246
Merrill Lynch & Co., Inc.(1)	12/17/28		1,000	5.00	3 Month LIBOR	22,339
Morgan Stanley & Co.(1)	12/17/10		2,600	4.00	3 Month LIBOR	(2,286)
Morgan Stanley & Co.(1)	12/17/23		8,900	5.00	3 Month LIBOR	(93,545)
Morgan Stanley & Co.(2)	12/17/15		2,300	5.00	3 Month LIBOR	3,642
Morgan Stanley & Co.(2)	12/17/13		43,200	4.00	3 Month LIBOR	(414,239)
Morgan Stanley & Co.(2)	12/17/38		1,600	5.00	3 Month LIBOR	35,059
Morgan Stanley & Co.(2)	12/17/18		700	5.00	3 Month LIBOR	3,573
Citigroup, Inc.(2)	04/15/09	AUD	7,000	7.00	3 Month Australian Bank Bill rate	(35,918)
Citigroup, Inc.(2)	09/15/09	AUD	12,700	7.00	3 Month Australian Bank Bill rate	(55,384)
UBS AG(2)	09/15/09	AUD	13,800	7.00	3 Month Australian Bank Bill rate	(60,916)
Deutsche Bank(2)	03/15/11	AUD	3,000	7.50	6 Month Australian Bank Bill rate	36,176
Goldman Sachs & Co.(2)	01/02/12	BRL	5,900	10.15	Brazilian interbank lending rate	(357,775)
Merrill Lynch & Co., Inc.(2)	01/02/12	BRL	600	14.77	Brazilian interbank lending rate	2,083
Morgan Stanley & Co.(2)	01/02/12	BRL	5,000	10.12	Brazilian interbank lending rate	(244,245)
UBS AG(2)	01/02/12	BRL	5,100	10.58	Brazilian interbank lending rate	(230,042)
Barclays Capital, Inc.(1)	09/17/18	EUR	100	5.00	6 Month EURIBOR	(1,459)

See Notes to Financial Statements.

52	Visit our website at www.prudential.com

Interest rate swap agreements outstanding at July 31, 2008 (continued):

Counterparty	Termination Date	Notional Amount (000)#		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.(1)	09/17/38	EUR	1,000	5.00%	6 Month EURIBOR	$(14,306)
Barclays Capital, Inc.(2)	12/17/10	EUR	200	5.50	6 Month EURIBOR	2,606
Barclays Capital, Inc.(2)	06/15/10	EUR	6,900	4.50	6 Month EURIBOR	(200,158)
Barclays Capital, Inc.(2)	03/18/10	EUR	700	5.00	6 Month EURIBOR	4,365
Deutsche Bank(1)	09/17/18	EUR	500	5.00	6 Month EURIBOR	(5,308)
Deutsche Bank(2)	09/17/10	EUR	2,000	5.00	6 Month EURIBOR	8,870
Deutsche Bank(2)	06/15/13	EUR	2,100	4.00	6 Month EURIBOR	(108,993)
Deutsche Bank(2)	09/15/10	EUR	6,200	5.50	6 Month EURIBOR	75,702
Goldman Sachs & Co.(1)	03/18/39	EUR	600	5.00	6 Month EURIBOR	3,213
Morgan Stanley & Co.(2)	12/17/10	EUR	2,100	5.50	6 Month EURIBOR	33,257
UBS AG(2)	10/15/10	EUR	100	2.15	FRC-Excluding Tobacco-Non-Revised Consumer Price Index	(516)
Barclays Capital, Inc.(1)	06/15/37	GBP	800	4.00	6 Month LIBOR	(18,963)
Barclays Capital, Inc.(2)	09/15/10	GBP	3,500	5.00	6 Month LIBOR	(43,777)
Deutsche Bank(1)	06/15/37	GBP	700	4.25	6 Month LIBOR	(21,358)
Goldman Sachs & Co.(1)	06/15/37	GBP	800	4.00	6 Month LIBOR	(17,491)
Goldman Sachs & Co.(2)	09/17/11	GBP	600	4.50	6 Month LIBOR	(21,986)
Morgan Stanley & Co.(1)	06/15/37	GBP	300	4.25	6 Month LIBOR	(8,734)
Morgan Stanley & Co.(1)	06/15/37	GBP	300	4.00	6 Month LIBOR	(6,704)
Barclays Capital, Inc.(1)	12/17/17	JPY	20,000	2.00	6 Month LIBOR	(3,555)
Deutsche Bank(1)	12/17/17	JPY	70,000	2.00	6 Month LIBOR	(12,834)
Merrill Lynch & Co., Inc.(2)	11/04/16	MXN	31,000	8.17	28 day Mexican interbank rate	(227,056)

						$(1,806,630)

(1)	Fund pays the fixed rate and receives the floating rate.
(2)	Fund pays the floating rate and receives the fixed rate.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	53

Portfolio of Investments

as of July 31, 2008 continued

The Fund entered into credit default swap agreements during the year ended July 31, 2008. Details of the credit default swap agreements outstanding as of July 31, 2008 were as follows:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation (Depreciation)
Credit Suisse International(2)	05/25/46	$4,400	0.11%	ABX HE AAA 06-2	$(513,539)
Credit Suisse International(2)	08/25/37	800	0.09	ABX HE AAA 07-1	(201,656)
Morgan Stanley & Co.(1)	12/20/08	200	0.26	Allstate Corp., 6.125%, due 02/15/12	69
UBS AG(1)	12/20/08	200	0.35	AutoZone, Inc., 5.875%, due 10/15/12	(125)
Barclays Capital, Inc.(1)	09/20/11	100	0.54	DaimlerChrysler N.A., 5.75%, due 09/08/11	488
Barclays Capital, Inc.(1)	06/20/13	700	5.00	Dow Jones CDX HY10 Index	31,925
UBS AG(1)	06/20/13	700	5.00	Dow Jones CDX HY10 Index	32,347
Lehman Brothers, Inc.(1)	12/20/11	100	0.00	Dow Jones CDX HY7 Index	21,851
Merrill Lynch & Co.(1)	12/20/11	300	0.00	Dow Jones CDX HY7 Index	66,450
Merrill Lynch & Co.(2)	06/20/12	1,600	2.08	Dow Jones CDX HY8 Index	(97,483)
Citigroup, Inc.(1)	06/20/12	6,657	0.47	Dow Jones CDX HY8 Index	(180,894)
Merrill Lynch & Co.(1)	06/20/12	2,475	2.75	Dow Jones CDX HY8 Index	174,198
Citigroup, Inc.(2)	06/20/12	300	2.14	Dow Jones CDX HY8 Index	(17,628)
Goldman Sachs & Co.(1)	06/20/18	4,800	1.50	Dow Jones CDX IG10 10Y Index	22,778
Morgan Stanley & Co.(1)	06/20/18	3,000	1.50	Dow Jones CDX IG10 10Y Index	70,821
Deutsche Bank(1)	06/20/13	2,300	1.55	Dow Jones CDX IG10 5Y Index	(18,283)
Morgan Stanley & Co.(1)	06/20/13	300	1.55	Dow Jones CDX IG10 5Y Index	(2,332)
Morgan Stanley & Co.(2)	12/20/15	530	0.46	Dow Jones CDX IG5 Index	(59,053)
Morgan Stanley & Co.(1)	12/20/12	700	0.14	Dow Jones CDX IG5 Index	52,041

See Notes to Financial Statements.

54	Visit our website at www.prudential.com

Credit default swap agreements outstanding at July 31, 2008 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co.(2)	12/20/15	$1,900	0.46%	Dow Jones CDX IG5 Index	$(211,094)
Morgan Stanley & Co.(1)	12/20/12	2,700	0.14	Dow Jones CDX IG5 Index	200,727
Goldman Sachs & Co.(1)	12/20/16	100	0.65	Dow Jones CDX IG7 Index	5,475
Barclays Capital, Inc.(1)	12/20/11	1,300	0.75	Dow Jones CDX IG7 Index	106,573
Morgan Stanley & Co.(1)	12/20/16	1,200	0.65	Dow Jones CDX IG7 Index	66,160
Goldman Sachs & Co.(1)	12/20/17	4,000	0.80	Dow Jones CDX IG9 10Y Index	105,811
Morgan Stanley & Co.(1)	12/20/17	4,200	0.80	Dow Jones CDX IG9 10Y Index	46,574
Barclays Capital, Inc.(1)	12/20/17	1,000	0.80	Dow Jones CDX IG9 10Y Index	22,215
Merrill Lynch & Co.(1)	12/20/17	2,000	0.80	Dow Jones CDX IG9 10Y Index	29,865
Goldman Sachs & Co.(1)	12/20/12	500	0.60	Dow Jones CDX IG9 5Y Index	4,155
JPMorgan Chase Bank(1)	12/20/11	971	1.65	Dow Jones CDX XO7 Index	73,698
Bank of America Securities LLC(1)	12/20/08	100	0.13	E.I. DuPont, 6.875%, due 10/15/09	29
Citigroup, Inc.(1)	12/20/08	100	0.28	Eaton Corp., 5.75%, due 07/15/12	14
Barclays Capital, Inc.(1)	12/20/08	200	0.16	Eli Lilly & Co., 6.00%, due 03/15/12	(120)
Morgan Stanley & Co.(1)	12/20/08	100	0.21	Emerson Electric Co., 6.48%, due 10/15/12	(47)
Lehman Brothers, Inc.(2)	02/20/12	350	0.93	Federal Republic of Brazil, 12.25%, due 03/06/30	1,459
Citigroup, Inc.(1)	12/20/08	100	0.29	FedEx Corp., 7.25%, due 02/15/11	152
Lehman Brothers, Inc.(1)	12/20/08	100	0.97	Goodrich Corp., 7.625%, due 12/15/12	(419)
Bear Stearns International Ltd.(1)	12/20/08	100	0.32	Hewlett Packard Co., 6.50%, due 07/01/12	(112)
Lehman Brothers, Inc.(1)	12/20/08	100	0.12	Home Depot, Inc., 3.75%, due 09/15/09	263

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	55

Portfolio of Investments

as of July 31, 2008 continued

Credit default swap agreements outstanding at July 31, 2008 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation (Depreciation)
Merrill Lynch & Co.(1)	12/20/08	$100	0.32%	Ingersoll-Rand Co., 6.48%, due 06/01/25	$49
Lehman Brothers, Inc.(1)	12/20/08	100	0.11	Johnson & Johnson, 3.80%, due 05/15/13	(6)
Lehman Brothers, Inc.(1)	12/20/08	100	0.53	Lockheed Martin Corp., 8.20%, due 12/01/09	(238)
Lehman Brothers, Inc.(1)	12/20/08	100	0.30	Masco Corp., 5.875%, due 07/15/12	963
Lehman Brothers, Inc.(1)	09/20/17	700	1.02	Masco Corp., 5.875%, due 07/15/12	82,689
Lehman Brothers, Inc.(1)	03/20/15	100	0.14	Merck & Co., 4.75%, due 03/01/15	1,195
Deutsche Bank(1)	09/20/11	200	0.62	Nationwide Health, 6.50%, due 07/15/11	6,639
Bear Stearns International Ltd.(1)	12/20/12	600	0.29	Nordstrom, Inc., 6.95%, due 03/15/28	19,308
Lehman Brothers, Inc.(1)	12/20/08	100	0.48	Northrop & Grumman Corp., 7.125%, due 02/15/11	(216)
Morgan Stanley & Co.(1)	06/20/16	300	0.39	Omnicom Group, Inc., 5.90%, due 04/15/16	6,276
Lehman Brothers, Inc.(1)	06/20/09	500	0.40	People’s Republic of China, 6.80%, due 05/23/11	(950)
Lehman Brothers, Inc.(1)	12/20/08	100	0.35	RadioShack Corp., 7.375%, due 05/15/11	367
Morgan Stanley & Co.(1)	12/20/12	600	0.33	TJX Cos., Inc., 7.45%, due 12/15/09	4,499
Lehman Brothers, Inc.(1)	09/20/12	500	0.60	Viacom, Inc., 4.625%, due 05/15/18	21,019
Goldman Sachs & Co.(1)	12/20/12	600	0.24	Wal-Mart Stores, Inc., 5.75%, due 12/19/30	1,624
Citigroup, Inc.(1)	12/20/08	300	0.14	Wal-Mart Stores, Inc., 6.875%, due 08/10/09	(15)
Barclays Capital, Inc.(1)	12/20/08	100	0.67	Walt Disney Co. (The), 6.375%, due 03/12/12	(287)
Bear Stearns International Ltd.(1)	06/20/16	200	0.63	Whirlpool Corp., 6.50%, due 06/15/16	9,684
Lehman Brothers, Inc.(1)	12/20/08	100	0.29	Whirlpool Corp., 8.60%, due 05/01/10	98
Barclays Capital, Inc.(1)	03/20/12	100	0.21	XL Capital Ltd., 6.50%, due 01/15/12	6,413

					$(7,536)

(1)	Fund pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.
(2)	Fund receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

56	Visit our website at www.prudential.com

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as July 31, 2008 were as follows:

U.S. Government Mortgage-Backed Obligations	22.5%
Oil, Gas & Consumable Fuels	6.5
Financial—Bank & Trust	5.5
Affiliated Money Market Mutual Fund	4.5
Pharmaceuticals	4.4
Diversified Financial Services	4.3
Telecommunications	3.6
Financial Services	3.5
Insurance	3.0
U.S. Treasury Obligations	2.5
Chemicals	2.2
Software	1.9
Industrial Conglomerates	1.8
Transportation	1.7
Hotels, Restaurants & Leisure	1.7
Retail & Merchandising	1.6
Diversified Telecommunication Services	1.6
Collateralized Mortgage Obligations	1.6
Metals & Mining	1.5
Computer Hardware	1.5
Commercial Banks	1.5
Food	1.4
Farming & Agriculture	1.3
Municipal Bonds	1.2
Utilities	1.2
Aerospace & Defense	1.2
Foreign Government Bonds	1.2
Media	1.1
Internet Services	1.0
Commercial Services	1.0
Aerospace	0.9
Machinery	0.9
Energy Equipment & Services	0.9
Biotechnology	0.9
Automobiles	0.8
Entertainment & Leisure	0.8
Capital Markets	0.8
Real Estate Investment Trusts	0.8
Beverages	0.7
Specialty Retail	0.6
Electronic Components	0.6
Medical Supplies & Equipment	0.6
Electric Utilities	0.6
Retail	0.5
Consumer Products & Services	0.5
Bank Loan	0.5

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	57

Portfolio of Investments

as of July 31, 2008 continued

Industry (cont’d.)
Semiconductors	0.4%
Computer Services & Software	0.4
Tobacco Products	0.4
Computers	0.4
Paper & Forest Products	0.4
Thrifts & Mortgage Finance	0.3
Electronic Equipment & Instruments	0.3
Clothing & Apparel	0.3
Oil & Gas Exploration/Production	0.3
Office Equipment	0.3
Household Products	0.3
Healthcare Providers & Services	0.3
Diversified Operations	0.2
Healthcare Products & Services	0.2
Healthcare Services	0.2
Diversified Manufacturing	0.2
Diversified Manufacturing Operations	0.2
Automotive Components	0.2
Road & Rail	0.2
Construction	0.2
Household Durables	0.2
Asset-Backed Securities	0.2
Electric	0.1
Airlines	0.1
IT Services	0.1
Materials	0.1
Options Purchased	0.1
Real Estate	0.1
Banking	0.1
Multi-Utilities	0.1
Healthcare Equipment & Supplies	0.1
Machinery—Construction & Mining	0.1
Communication Equipment	0.1
Building Materials	0.1
Air Freight & Couriers	0.1
Oil & Gas	0.1
Distribution/Wholesale	0.1
Automotive—OEM	0.1
Automotive Parts	0.1
Advertising	0.1
Gaming	0.1
Textiles, Apparel & Luxury Goods	0.1
Multi-Line Retail	0.1
Utilities—Electric	0.1
Food & Beverage	0.1
Conglomerates	0.1
Semiconductor Components	0.1
Steel Producers/Products	0.1

See Notes to Financial Statements.

58	Visit our website at www.prudential.com

Industry (cont’d.)
Home Furnishings	0.1%
Independent Power Producers & Energy Traders	0.1

109.8
Securities Sold Short and Options Written	(7.5)
Other liabilities in excess of other assets	(2.3)

100.0%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	59

Statement of Assets and Liabilities

July 31, 2008

Assets
Investments at value:
Unaffiliated Investments (cost $414,543,724)	$419,389,538
Affiliated Investments (cost $17,828,185)	17,828,185
Deposit with broker	1,215,000
Receivable for investments sold	53,472,537
Foreign currency, at value (cost $2,498,474)	2,496,731
Dividends and interest receivable	2,236,889
Unrealized appreciation on swap agreements	1,701,384
Tax reclaim receivable	282,619
Unrealized appreciation on foreign currency exchange contracts	174,998
Receivable for Fund shares sold	114,033

Total assets	498,911,914

Liabilities
Payable for investments purchased	61,786,638
Securities sold short, at value (proceeds $29,262,845)	29,322,530
Unrealized depreciation on swap agreements	3,515,550
Premium received for interest rate swaps written	1,941,587
Payable for Fund shares reacquired	1,202,089
Payable to custodian	723,072
Options written (premiums received $1,012,350)	598,062
Unrealized depreciation on foreign currency exchange contracts	361,441
Management fee payable	254,722
Accrued expenses and other liabilities	241,925
Distribution fee payable	221,252
Interest payable on investments sold short	215,586
Payable to broker-variation margin	160,714
Affiliated transfer agent fee payable	49,101
Deferred trustees’ fees	8,567

Total liabilities	100,602,836

Net Assets	$398,309,078

Net assets were comprised of:
Shares of beneficial interest, at par	$37,268
Paid-in capital, in excess of par	399,054,600

399,091,868
Undistributed net investment income	1,578,203
Accumulated net realized loss on investment and foreign currency transactions	(5,363,267)
Net unrealized appreciation on investments and foreign currencies	3,002,274

Net assets, July 31, 2008	$398,309,078

See Notes to Financial Statements.

60	Visit our website at www.prudential.com

Class A:
Net asset value and redemption price per share ($162,211,617 ÷ 15,126,425 shares of beneficial interest issued and outstanding)	$10.72
Maximum sales charge (5.50% of offering price)	.62

Maximum offering price to public	$11.34

Class B:
Net asset value, offering price and redemption price per share ($110,783,710 ÷ 10,394,531 shares of beneficial interest issued and outstanding)	$10.66

Class C:
Net asset value, offering price and redemption price per share ($100,797,308 ÷ 9,457,009 shares of beneficial interest issued and outstanding)	$10.66

Class M:
Net asset value, offering price and redemption price per share ($4,709,135 ÷ 442,723 shares of beneficial interest issued and outstanding)	$10.64

Class R:
Net asset value, offering price and redemption price per share ($1,949,605 ÷ 181,675 shares of beneficial interest issued and outstanding)	$10.73

Class X:
Net asset value, offering price and redemption price per share ($4,299,296 ÷ 403,404 shares of beneficial interest issued and outstanding)	$10.66

Class Z:
Net asset value, offering price and redemption price per share ($13,558,407 ÷ 1,262,136 shares of beneficial interest issued and outstanding)	$10.74

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	61

Statement of Operations

Year Ended July 31, 2008

Net Investment Income
Income
Unaffiliated interest income	$8,252,863
Unaffiliated dividend income (net of foreign withholding taxes $164,109)	6,793,696
Affiliated dividend income	703,104

Total income	15,749,663

Expenses
Management fee	3,435,264
Distribution fee—Class A	423,080
Distribution fee—Class B	1,395,832
Distribution fee—Class C	1,194,950
Distribution fee—Class M	67,499
Distribution fee—Class R	16,800
Distribution fee—Class X	49,261
Transfer agent’s fees and expenses (including affiliated expense of $312,000)	670,000
Custodian’s fees and expenses	421,000
Interest expense	334,665
Registration fees	159,000
Reports to shareholders	75,000
Audit fee	55,000
Legal fee	22,000
Trustees’ fees	20,000
Insurance expense	10,000
Miscellaneous	19,893

Total expenses	8,369,244

Net investment income	7,380,419

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currency
Net realized gain (loss) on:
Investment transactions	1,176,953
Options written	743,273
Foreign currency transactions	945,282
Futures	707,203
Swaps	6,154,908
Short sale transactions	(2,307,347)

7,420,272

Net change in unrealized appreciation (depreciation) on:
Investments	(45,638,683)
Short sales	558,831
Foreign currencies	(606,063)
Futures	448,477
Swaps	(2,580,564)
Options written	392,065

(47,425,937)

Net loss on investments	(40,005,665)

Net Decrease In Net Assets Resulting From Operations	$(32,625,246)

See Notes to Financial Statements.

62	Visit our website at www.prudential.com

Statement of Changes in Net Assets

	Year Ended July 31,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income	$7,380,419	$6,010,659
Net realized gain on investment and foreign currency transactions	7,420,272	30,939,205
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(47,425,937)	19,566,878

Net increase (decrease) in net assets resulting from operations	(32,625,246)	56,516,742

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(3,483,116)	(2,678,977)
Class B	(1,808,665)	(1,635,647)
Class C	(1,612,152)	(1,272,432)
Class M	(83,226)	(87,858)
Class R	(51,794)	(56,724)
Class X	(69,914)	(56,621)
Class Z	(326,369)	(286,174)

	(7,435,236)	(6,074,433)

Distributions from net realized gains:
Class A	(13,380,539)	(5,577,407)
Class B	(11,111,908)	(6,601,806)
Class C	(9,554,299)	(4,920,293)
Class M	(546,953)	(358,046)
Class R	(291,666)	(138,633)
Class X	(422,473)	(223,136)
Class Z	(1,144,078)	(530,902)

	(36,451,916)	(18,350,223)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	45,261,636	64,086,705
Net asset value of shares issued in reinvestment of dividends and distributions	40,963,421	22,612,482
Cost of shares reacquired	(94,187,249)	(93,926,981)

Net decrease in net assets resulting from Fund share transactions	(7,962,192)	(7,227,794)

Total increase (decrease)	(84,474,590)	24,864,292

Net Assets
Beginning of year	482,783,668	457,919,376

End of year(a)	$398,309,078	$482,783,668

(a) Includes undistributed net investment income of:	$1,578,203	$—

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	63

Notes to Financial Statements

Target Asset Allocation Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Target Moderate Allocation Fund (the “Fund”), Target Conservative Allocation Fund and Target Growth Allocation Fund. These financial statements relate only to Target Moderate Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisors”), each managing a portion of the Fund’s assets. The following lists the Subadvisors and their respective segment during the year ended July 31, 2008.

Fund Segment
Hotchkis and Wiley Capital Management LLC JP Morgan Investment Management, Inc. NFJ Investment Group L.P.	Large-cap value stocks

LSV Asset Management Thornburg Investment Management, Inc.	International stocks

Marsico Capital Management, LLC Goldman Sachs Asset Management LP	Large-cap growth stocks

EARNEST Partners, LLC Vaughan Nelson Investment Management, LP	Small-cap value stocks

Pacific Investment Management Company LLC	Core fixed income bonds

Eagle Asset Management	Small-cap growth stocks

The investment objective of the Fund is to provide capital appreciation and a reasonable level of current income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity and fixed income securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

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Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the Subadvisor(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value. As of July 31, 2008, there were 163 securities representing $43,042,623 and 10.8% of net assets whose values were adjusted in accordance with procedures approved by the Board of Trustees.

Target Asset Allocation Funds/Target Moderate Allocation Fund	65

Notes to Financial Statements

continued

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities, which mature in more than sixty days are valued at current market quotation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation

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(depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation and/or depreciation on forward foreign currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Target Asset Allocation Funds/Target Moderate Allocation Fund	67

Notes to Financial Statements

continued

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies, which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Fund writes an option on a swap contract, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

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Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

Swaps: The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest and may involve payment/receipt of a premium at the time of initiation of the swap agreement. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Written options, futures contracts, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Target Asset Allocation Funds/Target Moderate Allocation Fund	69

Notes to Financial Statements

continued

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount, on debt securities as required, is recorded on the accrual basis. Expenses are recorded on accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to respective class), unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. Distributions of net realized capital and currency gains, if any, are declared and paid annually.

Dividends and distributions to shareholders which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

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Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisors’ performance of all investment advisory services. Pursuant to the advisory agreements, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of the average daily net assets up to $500 million, .70 of 1% of average daily net assets for the next $500 million and .65 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended July 31, 2008.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C, M, R, X and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, C, M, R and X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, 1%, .75% of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively. Such expenses under the Plans were .25 of 1%, 1%, 1%, 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively, for the year ended July 31, 2008.

PIMS has advised the Fund that it has received approximately $286,300 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2008. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised the Fund that for the year ended July 31, 2008, it has received approximately $100, $191,500, $8,300, $14,600 and $4,300 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B, Class C, Class M and Class X shareholders, respectively.

Target Asset Allocation Funds/Target Moderate Allocation Fund	71

Notes to Financial Statements

continued

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees related to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended July 31, 2008, the Fund incurred approximately $154,700 in total networking fees, of which $94,900 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, formerly known as Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Series are disclosed on the Statement of Operations as affiliated dividends.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. government securities, for the year ended July 31, 2008, aggregated $338,842,503 and $275,458,084, respectively.

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Transactions in options written during the year ended July 31, 2008 were as follows:

	Number of Contracts/ Swap Notional Amount	Premiums Received
Options outstanding at July 31, 2007	11,200,000	$119,060
Written swap options	63,230,000	1,444,699
Expired swap options	(2,100,000)	(30,036)
Closed swap options	(28,630,000)	(521,373)

Options outstanding at July 31, 2008	43,700,000	$1,012,350

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the tax year ended July 31, 2008, the adjustments were to decrease overdistribution in excess of net investment income and to increase accumulated net realized loss on investment and foreign currency transactions by $2,463,402 due to differences in the treatment for books and tax purposes of certain transactions involving foreign securities and currencies, certain tax adjustments pertaining to the investments in real estate investment trusts, reclass on swap income or loss and reclass on paydown gain or loss. Net investment income, net realized gains on investments and foreign currencies and net assets were not affected by this change.

For the year ended July 31, 2008, the tax character of dividends paid as reflected in the Statement of Changes were $17,664,898 from ordinary income and $26,222,254 from long-term capital gains. For the year ended July 31, 2007, the tax character of dividends paid as reflected in the Statement of Changes were $9,454,239 from ordinary income and $14,970,417 from long-term capital gain.

As of July 31, 2008, the accumulated undistributed earnings on a tax basis were $1,545,972 from ordinary income and $3,361,113 from long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

Target Asset Allocation Funds/Target Moderate Allocation Fund	73

Notes to Financial Statements

continued

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2008 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Depreciation of Investments
$441,491,540	$33,633,201	$(37,907,018)	$(4,273,817)	$(1,407,491)	$(5,681,308)

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales, investments in real estate investment trusts and other differences between financial reporting and tax accounting. The other cost basis adjustments are primarily attributed to appreciation (depreciation) of foreign currencies, mark-to-market of receivables and payables, swaps, written options and short sales.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2008, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statuses of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1%

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annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. As of July 31, 2008, Prudential owns 219 shares of Class R.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2008:
Shares sold	1,984,280	$23,562,433
Shares issued in reinvestment of dividends and distributions	1,379,683	16,213,155
Shares reacquired	(3,140,460)	(37,265,309)

Net increase (decrease) in shares outstanding before conversion	223,503	2,510,279
Shares issued upon conversion from Class B and Class M	1,959,277	23,531,858

Net increase (decrease) in shares outstanding	2,182,780	$26,042,137

Year ended July 31, 2007:
Shares sold	1,722,340	$21,673,917
Shares issued in reinvestment of dividends and distributions	626,078	7,832,814
Shares reacquired	(2,569,276)	(32,392,119)

Net increase (decrease) in shares outstanding before conversion	(220,858)	(2,885,388)
Shares issued upon conversion from Class B, Class M, and Class X	1,805,802	22,444,000

Net increase (decrease) in shares outstanding	1,584,944	$19,558,612

Class B
Year ended July 31, 2008:
Shares sold	612,982	$7,337,016
Shares issued in reinvestment of dividends and distributions	1,047,838	12,313,985
Shares reacquired	(1,825,950)	(21,508,559)

Net increase (decrease) in shares outstanding before conversion	(165,130)	(1,857,558)
Shares reacquired upon conversion into Class A	(1,780,744)	(21,270,836)

Net increase (decrease) in shares outstanding	(1,945,874)	$(23,128,394)

Year ended July 31, 2007:
Shares sold	1,048,193	$13,100,465
Shares issued in reinvestment of dividends and distributions	633,789	7,858,701
Shares reacquired	(2,006,715)	(25,094,086)

Net increase (decrease) in shares outstanding before conversion	(324,733)	(4,134,920)
Shares reacquired upon conversion into Class A	(1,762,481)	(21,769,606)

Net increase (decrease) in shares outstanding	(2,087,214)	$(25,904,526)

Target Asset Allocation Funds/Target Moderate Allocation Fund	75

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended July 31, 2008:
Shares sold	805,916	$9,589,938
Shares issued in reinvestment of dividends and distributions	824,222	9,680,568
Shares reacquired	(2,273,678)	(26,767,725)

Net increase (decrease) in shares outstanding	(643,540)	$(7,497,219)

Year ended July 31, 2007:
Shares sold	1,500,167	$18,642,374
Shares issued in reinvestment of dividends and distributions	432,560	5,366,142
Shares reacquired	(2,223,906)	(27,822,107)

Net increase (decrease) in shares outstanding	(291,179)	$(3,813,591)

Class M
Year ended July 31, 2008:
Shares sold	90,317	$1,085,792
Shares issued in reinvestment of dividends and distributions	51,885	608,691
Shares reacquired	(159,851)	(1,929,212)

Net increase (decrease) in shares outstanding before conversion	(17,649)	(234,729)
Shares reacquired upon conversion into Class A	(193,181)	(2,261,022)

Net increase (decrease) in shares outstanding	(210,830)	$(2,495,751)

Year ended July 31, 2007:
Shares sold	414,317	$5,145,890
Shares issued in reinvestment of dividends and distributions	33,470	414,011
Shares reacquired	(271,560)	(3,409,806)

Net increase (decrease) in shares outstanding before conversion	176,227	2,150,095
Shares reacquired upon conversion into Class A	(52,144)	(662,084)

Net increase (decrease) in shares outstanding	124,083	$1,488,011

Class R
Year ended July 31, 2008:
Shares sold	33,467	$385,045
Shares issued in reinvestment of dividends and distributions	29,025	343,197
Shares reacquired	(193,847)	(2,232,564)

Net increase (decrease) in shares outstanding	(131,355)	$(1,504,322)

Year ended July 31, 2007:
Shares sold	66,409	$855,613
Shares issued in reinvestment of dividends and distributions	15,613	195,210
Shares reacquired	(57,198)	(724,439)

Net increase (decrease) in shares outstanding	24,824	$326,384

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Class X	Shares	Amount
Year ended July 31, 2008:
Shares sold	9,412	$115,480
Shares issued in reinvestment of dividends and distributions	41,915	492,089
Shares reacquired	(90,642)	(1,061,716)

Net increase (decrease) in shares outstanding	(39,315)	$(454,147)

Year ended July 31, 2007:
Shares sold	122,185	$1,514,502
Shares issued in reinvestment of dividends and distributions	22,064	273,486
Shares reacquired	(102,704)	(1,292,654)

Net increase (decrease) in shares outstanding before conversion	41,545	495,334
Shares reacquired upon conversion into Class A	(949)	(12,310)

Net increase (decrease) in shares outstanding	40,596	$483,024

Class Z
Year ended July 31, 2008:
Shares sold	266,010	$3,185,932
Shares issued in reinvestment of dividends and distributions	111,577	1,311,736
Shares reacquired	(282,141)	(3,422,164)

Net increase (decrease) in shares outstanding	95,446	$1,075,504

Year ended July 31, 2007:
Shares sold	247,064	$3,153,944
Shares issued in reinvestment of dividends and distributions	53,637	672,118
Shares reacquired	(255,541)	(3,191,770)

Net increase (decrease) in shares outstanding	45,160	$634,292

Note 7. Borrowings

The Trust, along with other affiliated registered investment companies (the “Companies”), are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Companies renewed the SCA with the two banks. The Companies pay a commitment fee of .06 of 1% of the unused portion of the SCA. The expiration date of the SCA is October 24, 2008. For the period October 27, 2006 through October 26, 2007, the Companies paid a commitment fee of .07 of 1%. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund did not borrow any amounts pursuant to the SCA during the year ended July 31, 2008.

Target Asset Allocation Funds/Target Moderate Allocation Fund	77

Notes to Financial Statements

continued

Note 8. New Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Note 9. Subsequent Events

As noted in the Portfolio of Investments, the Fund held securities issued by Federal Housing Finance Agency, Lehman Brothers Holdings, Inc. (Lehman) and American International Group (AIG). Additionally, Lehman is the counterparty to certain swap contracts. Subsequent to the year end, the Federal Housing Finance Agency has placed Fannie Mae and Freddie Mac into conservatorship. In addition, Lehman filed for Chapter 11 bankruptcy. With respect to securities issued by AIG or for which AIG is counterparty, the Federal Reserve Board, with the full support of the Treasury Department, authorized the Federal Reserve Bank of New York to lend up to $85 billion to AIG. The secured loan has terms and conditions designed to protect the interests of the U.S. government and taxpayers. The values of the positions held by the Fund have been adversely impacted since the date of these financial statements; however, the impact on the net assets of the Fund is not material.

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Financial Highlights

JULY 31, 2008	ANNUAL REPORT

Target Moderate Allocation Fund

Financial Highlights

Class A
Year Ended July 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.75

Income (loss) from investment operations:
Net investment income	.25
Net realized and unrealized gain (loss) on investment transactions	(1.05)

Total from investment operations	(.80)

Less Dividends and Distributions:
Dividends from net investment income	(.24)
Distributions from net realized gains	(.99)

Total dividends and distributions	(1.23)

Net asset value, end of year	$10.72

Total Return(a)	(7.02)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$162,212
Average net assets (000)	$169,156
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.39%
Expenses, excluding distribution and service (12b-1) fees	1.14%
Net investment income	2.05%
Portfolio turnover rate	213%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class A
Year Ended July 31,
2007(b)	2006(b)	2005(b)	2004

$11.92	$12.56	$10.96	$9.89

.22	.20	.14	.12
1.31	.45	1.61	1.09

1.53	.65	1.75	1.21

(.22)	(.22)	(.15)	(.14)
(.48)	(1.07)	—	—

(.70)	(1.29)	(.15)	(.14)

$12.75	$11.92	$12.56	$10.96

13.03%	5.53%	16.01%	12.27%

$165,073	$135,384	$103,989	$79,172
$154,791	$118,651	$91,030	$72,043

1.18%	1.33%	1.32%	1.35%
.93%	1.08%	1.07%	1.10%
1.72%	1.67%	1.17%	1.15%
195%	324%	285%	100%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	81

Financial Highlights

continued

Class B
Year Ended July 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.70

Income (loss) from investment operations:
Net investment income	.16
Net realized and unrealized gain (loss) on investment transactions	(1.04)

Total from investment operations	(.88)

Less Dividends and Distributions:
Dividends from net investment income	(.17)
Distributions from net realized gains	(.99)

Total dividends and distributions	(1.16)

Net asset value, end of year	$10.66

Total Return(a)	(7.72)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$110,784
Average net assets (000)	$139,512
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.14%
Expenses, excluding distribution and service (12b-1) fees	1.14%
Net investment income	1.30%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class B
Year Ended July 31,
2007(b)	2006(b)	2005(b)	2004

$11.87	$12.52	$10.92	$9.86

.12	.11	.05	.04
1.32	.44	1.61	1.08

1.44	.55	1.66	1.12

(.13)	(.13)	(.06)	(.06)
(.48)	(1.07)	—	—

(.61)	(1.20)	(.06)	(.06)

$12.70	$11.87	$12.52	$10.92

12.27%	4.65%	15.24%	11.37%

$156,676	$171,286	$193,795	$170,863
$167,764	$187,321	$184,197	$157,550

1.93%	2.08%	2.07%	2.10%
.93%	1.08%	1.07%	1.10%
.97%	.92%	.41%	.41%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	83

Financial Highlights

continued

Class C
Year Ended July 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.70

Income (loss) from investment operations:
Net investment income	.16
Net realized and unrealized gain (loss) on investment transactions	(1.04)

Total from investment operations	(.88)

Less Dividends and Distributions:
Dividends from net investment income	(.17)
Distributions from net realized gains	(.99)

Total dividends and distributions	(1.16)

Net asset value, end of year	$10.66

Total Return(a)	(7.72)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$100,797
Average net assets (000)	$119,437
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.14%
Expenses, excluding distribution and service (12b-1) fees	1.14%
Net investment income	1.30%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

84	Visit our website at www.prudential.com

Class C
Year Ended July 31,
2007(b)	2006(b)	2005(b)	2004

$11.87	$12.52	$10.92	$9.86

.12	.11	.05	.04
1.32	.44	1.61	1.08

1.44	.55	1.66	1.12

(.13)	(.13)	(.06)	(.06)
(.48)	(1.07)	—	—

(.61)	(1.20)	(.06)	(.06)

$12.70	$11.87	$12.52	$10.92

12.27%	4.65%	15.24%	11.37%

$128,243	$123,378	$116,893	$100,712
$129,699	$121,100	$108,434	$94,252

1.93%	2.08%	2.07%	2.10%
.93%	1.08%	1.07%	1.10%
.97%	.92%	.41%	.41%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	85

Financial Highlights

continued

Class M

Year Ended July 31, 2008(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.66

Income (loss) from investment operations:
Net investment income	.16
Net realized and unrealized gain (loss) on investment transactions	(1.02)

Total from investment operations	(.86)

Less Dividends and Distributions:
Dividends from net investment income	(.17)
Distributions from net realized gains	(.99)

Total dividends and distributions	(1.16)

Net asset value, end of period	$10.64

Total Return(b)	(7.58)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$4,709
Average net assets (000)	$6,746
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.14%
Expenses, excluding distribution and service (12b-1) fees	1.14%
Net investment income	1.29%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

86	Visit our website at www.prudential.com

Class M
Year Ended July 31,		October 4, 2004(a) through July 31, 2005
2007(c)	2006(c)

$11.85	$12.49	$11.34

.12	.11	.09
1.30	.45	1.15

1.42	.56	1.24

(.13)	(.13)	(.09)
(.48)	(1.07)	—

(.61)	(1.20)	(.09)

$12.66	$11.85	$12.49

12.21%	4.74%	10.96%

$8,277	$6,272	$4,233
$8,529	$5,622	$2,203

1.93%	2.08%	2.07	%(e)
.93%	1.08%	1.07	%(e)
.96%	.93%	.54	%(e)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	87

Financial Highlights

continued

Class R

Year Ended July 31, 2008(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.76

Income (loss) from investment operations:
Net investment income	.22
Net realized and unrealized gain (loss) on investment transactions	(1.05)

Total from investment operations	(.83)

Less Dividends and Distributions:
Dividends from net investment income	(.21)
Distributions from net realized gains	(.99)

Total dividends and distributions	(1.20)

Net asset value, end of period	$10.73

Total Return(b)	(7.25)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,950
Average net assets (000)	$3,358
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(d)	1.64%
Expenses, excluding distribution and service (12b-1) fees	1.14%
Net investment income	1.78%

(a)	Commencement of offering new share class.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Calculated based upon average shares outstanding during the period.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.
(f)	Annualized.

See Notes to Financial Statements.

88	Visit our website at www.prudential.com

Class R
Year Ended July 31,		October 4, 2004(a) through July 31, 2005
2007(c)	2006(c)

$11.93	$12.56	$11.40

.18	.18	.10
1.32	.46	1.19

1.50	.64	1.29

(.19)	(.20)	(.13)
(.48)	(1.07)	—

(.67)	(1.27)	(.13)

$12.76	$11.93	$12.56

12.75%	5.35%	11.39%

$3,995	$3,438	$3
$3,679	$2,872	$3

1.43%	1.58%	1.57	%(f)
.93%	1.08%	1.07	%(f)
1.46%	1.42%	1.02	%(f)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	89

Financial Highlights

continued

Class X

Year Ended July 31, 2008(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.69

Income (loss) from investment operations:
Net investment income	.16
Net realized and unrealized gain (loss) on investment transactions	(1.03)

Total from investment operations	(.87)

Less Dividends and Distributions:
Dividends from net investment income	(.17)
Distributions from net realized gains	(.99)

Total dividends and distributions	(1.16)

Net asset value, end of period	$10.66

Total Return(b)	(7.64)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$4,299
Average net assets (000)	$5,199
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.08%
Expenses, excluding distribution and service (12b-1) fees	1.14%
Net investment income	1.35%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

90	Visit our website at www.prudential.com

Class X
Year Ended July 31,		October 4, 2004(a) through July 31, 2005
2007(c)	2006(c)

$11.87	$12.52	$11.34

.12	.12	.09
1.31	.43	1.18

1.43	.55	1.27

(.13)	(.13)	(.09)
(.48)	(1.07)	—

(.61)	(1.20)	(.09)

$12.69	$11.87	$12.52

12.19%	4.65%	11.23%

$5,617	$4,773	$2,284
$5,644	$3,571	$1,105

1.93%	2.08%	2.07	%(e)
.93%	1.08%	1.07	%(e)
.96%	.96%	.59	%(e)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	91

Financial Highlights

continued

Class Z
Year Ended July 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.77

Income (loss) from investment operations:
Net investment income	.28
Net realized and unrealized gain (loss) on investment transactions	(1.05)

Total from investment operations	(.77)

Less Dividends and Distributions:
Dividends from net investment income	(.27)
Distributions from net realized gains	(.99)

Total dividends and distributions	(1.26)

Net asset value, end of year	$10.74

Total Return(a)	(6.78)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$13,558
Average net assets (000)	$14,407
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.14%
Expenses, excluding distribution and service (12b-1) fees	1.14%
Net investment income	2.30%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

92	Visit our website at www.prudential.com

Class Z
Year Ended July 31,
2007(b)	2006(b)	2005(b)	2004

$11.94	$12.58	$10.97	$9.90

.25	.24	.17	.15
1.31	.44	1.62	1.09

1.56	.68	1.79	1.24

(.25)	(.25)	(.18)	(.17)
(.48)	(1.07)	—	—

(.73)	(1.32)	(.18)	(.17)

$12.77	$11.94	$12.58	$10.97

13.30%	5.78%	16.36%	12.53%

$14,902	$13,388	$9,329	$7,678
$14,168	$12,022	$8,425	$9,098

.93%	1.08%	1.07%	1.10%
.93%	1.08%	1.07%	1.10%
1.97%	1.93%	1.41%	1.41%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	93

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Target Asset Allocation Funds—Target Moderate Allocation Fund:

We have audited the accompanying statement of assets and liabilities of the Target Moderate Allocation Fund (hereafter referred to as the “Fund”), a portfolio of the Target Asset Allocation Funds, including the portfolio of investments, as of July 31, 2008, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

September 26, 2008

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (July 31, 2008) as to the federal income tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that during its fiscal year ended July 31, 2008, the Fund paid dividends from net investment income of $0.241 for Class A shares, $0.168 for Class B, Class C, Class M, Class X shares, $0.212 for Class R shares and $0.271 for Class Z shares, respectively, which represents ordinary income. In addition, the Fund paid distributions of $0.278 per share of short-term capital gains for Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares which are taxable as ordinary income and $0.712 per share of long-term capital gains for Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares which are taxable as such.

As required by the Internal Revenue Code, the following percentages of ordinary income dividends paid for the year ended July 31, 2008 have been designated as 1) Qualified for the reduced tax rate (QDI) under The Job and Growth Tax Relief Reconciliation Act of 2003 2) dividends received deduction (DRD) eligible for corporate shareholders 3) interest related dividends (QII) under The American Jobs Creation Act of 2004 and 4) short-term capital gain dividends (QST 6) under The American Jobs Creation Act of 2004:

	QDI(1)	DRD(2)	QII(3)	QSTCG(4)
Moderate Allocation Fund	50.11%	32.33%	53.09%	61.11%

Interest-related dividends and short-term capital gain dividends do not include any distributions paid by a Fund with respect to Fund tax years beginning after December 31, 2007. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end July 31, 2008.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 33.56% of the ordinary income dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

In January 2009, you will be advised on IRS Form 1099-DIV or substituted 1099-DIV as to the federal tax status of dividends and distributions received by you in calendar year 2008.

Target Asset Allocation Funds/Target Moderate Allocation Fund	95

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief In10estment Officer (January 2003-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

None.
Linda W. Bynoe (56) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co. (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 63	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987-2000).	None.
Michael S. Hyland, CFA (62) Board Member Portfolios Overseen: 63	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co., Inc.	None.
Robert E. La Blanc (74) Board Member Portfolios Overseen: 63	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (66) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 63	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (68) Board Member & Independent Chair Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 63

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Target Asset Allocation Funds/Target Moderate Allocation Fund

Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 147

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]	The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E. A. Carson, 2003; Michael S. Hyland, 2008; Robert E. LaBlanc, 1999; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Judy A. Rice, Board Member and President since 2003; Robert F. Gunia, Board Member and Vice President since 1999.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (33) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1997-2005).
Andrew R. French (45) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Target Asset Allocation Funds/Target Moderate Allocation Fund

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.

[1]	The year that each individual became an Officer of the Funds is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

° Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

° Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

° There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

° “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

° “Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Target Asset Allocation Funds oversees the management of the Target Moderate Allocation Fund (the “Fund”), and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders. The Board is also responsible for the approval of new advisory agreements, and at the same meetings, the Board approved a new subadvisory agreement for the Fund.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three- and five-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Target Asset Allocation Funds, and between PI and each subadviser1, each of

1 The Fund’s subadvisers are: Marsico Capital Management, LLC, Goldman Sachs Asset Management, Hotchkis and Wiley Capital Management, Eagle Asset Management, J.P.Morgan Investment Management, Inc., NFJ Investment Group L.P., EARNEST Partners, LLC, Vaughan Nelson Investment Management, L.P., LSV Asset Management, Thornburg Investment Management, Inc., and Pacific Investment Management Company LLC.

Target Asset Allocation Funds/Target Moderate Allocation Fund

Approval of Advisory Agreements (continued)

which serve as subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements and to approve the new subadvisory agreement are discussed separately below.

I. Renewal of Existing Management & Subadvisory Agreements:

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and each existing subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the fund and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

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Performance of Target Moderate Allocation Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe) was in the first quartile for the three- and five-year periods, and that it was in the second quartile for the one-year period. The Board also noted that the Fund outperformed its benchmark for all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s third quartile, and that the Fund’s total expenses ranked in the second quartile.

As part of its review of the Fund’s management fee, the Board considered that the management fee arrangements for the Fund represented the result of several years of review and discussion between the Board and PI. In its review, the Board considered such things as the difficulty in managing the Fund, the size of the Fund, fees of competitors, Fund performance, expenses of service providers and such other aspects that the Trustees deemed important in the exercise of their business judgment. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that none of the subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Target Asset Allocation Funds/Target Moderate Allocation Fund

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

II. Approval of New Subadvisory Agreement:

At the meetings held on June 3-5, 2008, the Board, including all of the Independent Trustees, approved a new subadvisory agreement for the Fund, as explained below.

Pursuant to a recommendation by PI, the Board approved a new subadvisory agreement between PI and Eagle Asset Management (“Eagle”) and the termination of the existing subadvisory agreement with RS Investment Management Co. LLC. (“RS”). The Board noted that its renewal of the existing subadvisory agreement between PI and RS was intended only as an interim renewal to permit PI to effect an orderly transition of subadvisory responsibilities from RS to Eagle.

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Reasons for Recommending the New Subadvisory Agreement

PI recommended to the Board that it approve a new subadvisory agreement with Eagle with respect to the small-cap growth sleeve of the Fund based on the sleeve’s long-term underperformance. The Board considered an analysis prepared by SIRG and noted SIRG’s recommendation that the Fund would be better served in the future by switching subadvisers.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by RS under the current subadvisory agreement and those that would be provided by Eagle under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that RS and Eagle were each required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the Eagle management team. The Board met with representatives from Eagle and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Fund. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Eagle. The Board noted that it received a favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to Eagle.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Fund by Eagle and that there was a reasonable basis on which to conclude that the Fund would benefit from the subadvisory services to be provided by Eagle under the new subadvisory agreement.

Performance of the Fund

The Board received and considered information regarding the performance of other investment companies managed by Eagle utilizing investment styles and strategies similar to that proposed for the Fund.

Investment Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rates payable by PI to Eagle under the proposed new subadvisory agreement. The Board also considered, among other things, the fee rates payable to Eagle by other funds with investment objective

Target Asset Allocation Funds/Target Moderate Allocation Fund

Approval of Advisory Agreements (continued)

similar to that of the Fund. The Board noted that PI pays the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of fees paid by the Fund. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by PI.

The Board concluded that the proposed subadvisory fee rates under the new subadvisory agreement were reasonable.

Subadviser’s Profitability

Because the engagement of Eagle is new, there is no historical profitability with regard to its arrangements with the Fund. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Fund contained breakpoints that reduce the fee rate on assets above specified levels, but did not consider this as a factor, because, as discussed above, PI pays the subadvisory fees.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential ancillary benefits that might be received by Eagle and its affiliates as a result of its relationships with the Fund. The Board concluded that the potential benefits to be derived by Eagle included the ability to use soft dollar credits, brokerage commissions received by affiliates of Eagle, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits to be derived by PI and Eagle were consistent with the types of benefits generally derived by subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreement was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/08
	One Year	Five Years	Since Inception
Class A	–12.06%	6.44%	4.71%
Class B	–11.92	6.68	4.51
Class C	–8.56	6.83	4.51
Class M	–12.69	N/A	4.33
Class R	–7.25	N/A	5.50
Class X	–12.68	N/A	4.16
Class Z	–6.69	7.93	5.58

Average Annual Total Returns (Without Sales Charges) as of 7/31/08
	One Year	Five Years	Since Inception
Class A	–6.94%	7.65%	5.32%
Class B	–7.72	6.83	4.51
Class C	–7.72	6.83	4.51
Class M	–7.65	N/A	4.98
Class R	–7.25	N/A	5.50
Class X	–7.64	N/A	5.02
Class Z	–6.69	7.93	5.58

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. Maximum sales charge is 5.50%. Gross operating expenses: Class A, 1.44%; Class B, 2.14%; Class C, 2.14%; Class M, 2.14%; Class R, 1.89%; Class X, 2.14%; Class Z, 1.14%. Net operating expenses apply to: Class A, 1.39%; Class B, 2.14%; Class C, 2.14%; Class M, 2.14%; Class R, 1.64%; Class X, 2.14%; Class Z, 1.14%, after contractual reduction through 11/30/2009.

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Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, B, C, and Z, 11/18/98; Class M, R, and X, 10/04/04.

The graph compares a $10,000 investment in the Target Moderate Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Customized Benchmark for the Target Moderate Allocation Fund (Customized Blend) by portraying the initial account values at the commencement of operations for Class A shares (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2008) as measured on a quarterly basis. The S&P 500 Index and the Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Customized Benchmark is a model portfolio consisting of the Russell 3000 Index (52%), MSCI EAFE (13%), and the Lehman Brothers U.S. Aggregate Bond Index (35%). Each component of the Customized Blend is an unmanaged index generally considered to represent the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year, a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year, a 12b-1 fee of 1% annually. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. Class R and Z shares are not subject to a sales charge. Class Z shares are not subject to a 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Target Asset Allocation Funds/Target Moderate Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudential.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Eagle Asset Management	880 Carillon Parkway St. Petersburg, FL 33716

	EARNEST Partners, LLC	75 14th Street, Suite 2300 Atlanta, GA 30309

	Goldman Sachs Asset Management	32 Old Slip 23rd Floor New York, NY 10005

	Hotchkis and Wiley Capital Management	725 South Figueroa Street Suite 3900 Los Angeles, CA 90017

	J.P. Morgan Investment Management, Inc.	522 Fifth Avenue New York, NY 10036

	LSV Asset Management	One North Wacker Drive Suite 4000 Chicago, IL 60606

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	NFJ Investment Group L.P.	2100 Ross Avenue Suite 1840 Dallas, TX 75201

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	Thornburg Investment Management, Inc.	119 East Marcy Street Santa Fe, NM 87501

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudential.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Asset Allocation Funds, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Target Moderate Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PAMGX	DMGBX	PIMGX	N/A	SPMRX	N/A	PDMZX
CUSIP	87612A807	87612A880	87612A872	87612A849	87612A864	87612A831	87612A856

MFSP504E3    IFS-A154941    Ed. 09/2008

JULY 31, 2008	ANNUAL REPORT

Target Growth Allocation Fund

OBJECTIVE

Seeks long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Target Funds, Prudential, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

September 15, 2008

Dear Shareholder:

On the following pages, you’ll find your annual report for the Target Growth Allocation Fund.

Target Asset Allocation Funds are managed by institutional-quality asset managers selected, matched, and monitored by a research team from Prudential Investments LLC. Portions of the Funds’ assets are assigned to carefully chosen asset managers, with the allocations actively managed on the basis of our projections for the financial markets and the managers’ individual strengths.

We believe our Target Growth Allocation Fund will help you to achieve broad, actively managed diversification at a targeted risk/return balance with a single investment purchase. We appreciate your continued confidence in us. Keep in mind that diversification and asset allocation do not assure a profit or protect against a loss in a declining market.

Sincerely,

Judy A. Rice, President

Target Asset Allocation Funds

Target Asset Allocation Funds/Target Growth Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.41%; Class B, 2.11%; Class C, 2.11%; Class M, 2.11%; Class R, 1.86%; Class X, 2.11%; Class Z, 1.11%. Net operating expenses apply to: Class A, 1.36%; Class B, 2.11%; Class C, 2.11%; Class M, 2.11%; Class R, 1.61%; Class X, 2.11%; Class Z, 1.11%, after contractual reduction through 11/30/2009.

Cumulative Total Returns as of 7/31/08
	One Year	Five Years	Since Inception[1]
Class A	–13.25%	53.58%	69.13%
Class B	–13.86	47.98	57.44
Class C	–13.86	47.98	57.44
Class M	–13.91	N/A	23.82
Class R	–13.48	N/A	26.09
Class X	–13.93	N/A	23.61
Class Z	–13.06	55.53	73.61
Customized Blend[2]	–10.66	55.55	**
S&P 500 Index[3]	–11.09	40.41	***
Lipper Multi-Cap Core Funds Average[4]	–10.71	44.70	****

Average Annual Total Returns[5] as of 6/30/08
	One Year	Five Years	Since Inception[1]
Class A	–19.05%	8.69%	5.18%
Class B	–18.81	8.97	5.01
Class C	–15.73	9.11	5.01
Class M	–19.63	N/A	5.68
Class R	–14.52	N/A	6.86
Class X	–19.57	N/A	5.43
Class Z	–14.13	10.21	6.08
Customized Blend[2]	–12.23	10.02	**
S&P 500 Index[3]	–13.11	7.58	***
Lipper Multi-Cap Core Funds Average[4]	–11.88	8.27	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent

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deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class M and Class X shares are subject to a maximum CDSC of 6%. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, B, C, and Z, 11/18/98; Class M, R, and X, 10/04/04.

2The Customized Benchmark for Target Growth Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000® Index (80%) and the MSCI EAFE (20%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how U.S. stock prices have performed.

4The Lipper Multi-Cap Core Funds Average (Lipper Average) represents funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately 10 years after purchase, Class X shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Customized Blend Closest Month-End to Inception cumulative total returns as of 7/31/08 are 44.96% for Classes A, B, C, and Z; and 31.70% for Classes M, R, and X. Customized Blend Closest Month-End to Inception average annual total returns as of 6/30/08 are 4.09% for Classes A, B, C, and Z; and 7.99% for Classes M, R, and X.

***S&P 500 Index Closest Month-End to Inception cumulative total returns as of 7/31/08 are 27.55% for Classes A, B, C, and Z; and 22.26% for Classes M, R, and X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 6/30/08 are 2.66% for Classes A, B, C, and Z; and 5.74% for Classes M, R, and X.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 7/31/08 are 67.20% for Classes A, B, C, and Z; and 25.55% for Classes M, R, and X. Lipper Average Closest Month-End to Inception average annual total returns as of 6/30/08 are 4.96% for Classes A, B, C, and Z; and 6.53% for Classes M, R, and X.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, Customized Blend, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Target Asset Allocation Funds/Target Growth Allocation Fund	3

Your Fund’s Performance (continued)

Fund objective

The investment objective of the Target Growth Allocation Fund is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

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Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2008, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Target Growth Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed. The Fund utilizes the net dividends (ND) version of the MSCI EAFE Index. The net dividends and gross dividends versions of the MSCI EAFE Index differ in that net dividends returns reflect the impact of the maximum withholding taxes on reinvested dividends, while the gross dividends version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Target Asset Allocation Funds/Target Growth Allocation Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Target Growth Allocation Fund’s performance is compared to a customized benchmark comprised of broad indexes for domestic and international stocks in an 80%/20% asset allocation considered appropriate for a growth-oriented balance of risk and return potential. The Fund’s Class A shares declined 13.25% for the fiscal year ending July 31, 2008, trailing the 10.66% decline of the customized benchmark, and also trailing the 10.71% decline of the Lipper Multi-Cap Core Funds Average.

What was the market environment like for U.S. stocks?

It was a difficult time for virtually all equities. Problems stemming from the subprime mortgage market spread throughout the financial system in the year ended July 31, 2008, creating a full-blown liquidity/credit crisis that roiled global markets. Engulfed in the spiraling credit crisis, the financial sector turned in its worst performance in recent history. Major banks and brokerage houses reported additional write-downs, exceeding previous estimations of losses tied to the securitization of subprime mortgage loans. When events became more chaotic in March, the Federal Reserve and the Treasury Department intervened to facilitate the sale of the faltering securities firm Bear Stearns, which had been immobilized by liquidity problems. In other steps to contain financial market turmoil and to fend off a possible recession, the Federal Reserve cut key interest rates substantially, made short-term loans directly available to brokers, and created a massive lending facility for swapping debt in exchange for U.S. Treasuries.

The salutary effects of these actions were limited. Increased loan defaults and more troubled debt circulating throughout the global financial system reflected a growing list of consumer woes—substantial housing declines, tighter lending standards, rampant energy price escalation (crude oil and gasoline prices soared to record highs), and food price inflation. Softening labor markets and broadening declines in consumption joined housing weakness and higher commodity prices as strains on the economy. Declining markets and the U.S. dollar’s devaluation further soured consumer sentiment. Citing increased concerns about inflationary pressures stemming from rising food and energy prices, the Federal Open Market Committee held short-term interest rates steady at 2% at its June 2008 meeting, ending a series of consecutive reductions that began in September 2007. It noted that although tight credit conditions, the ongoing housing contraction, and the rise in energy prices are likely to weigh on economic growth over the next few quarters, economic activity continues to expand—if only at a paltry pace.

What was the market like for international stocks?

The MSCI EAFE Index, a measure of developed markets performance excluding the U.S. and Canada, ended the Fund’s fiscal period with a moderate decline. The specter

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of inflation and rising interest rates overshadowed investors’ hopes that growth in global markets would be more robust during the period. In addition, the credit crisis expanded in the U.S. and Europe, and commodity prices remained high, pressuring international equities further downward.

The European Central Bank (ECB), facing the unwelcome prospect of inflation and stagnant growth, hiked its interest rate from 4.0% to 4.25% in July. The gravity of the credit crisis and stagnant growth stalled the economy markets of the most heavily weighted countries in the MSCI Europe Index, as the UK, France, and Germany declined in concert.

Predominantly negative returns rippled through the rest of the Pacific region. Australia fell into a double-digit decline. Japan declined as its economy went into recession. Singapore struggled to a nominally negative return. Hong Kong saw a moderate decline, and New Zealand dove into a double-digit decline. Gains in emerging markets mostly came from Latin America, buoyed by the tide of Brazil’s commodity-rich strength. One example was neighboring Argentina, up by more than 15%. Emerging Asian markets, however, were dragged down by the force of inflationary undercurrents. A wave of high commodity costs sank stocks in China and India, as both nations experienced substantial declines.

How did the asset allocation affect the Fund’s relative performance?

Asset allocation decisions had a nominal effect on the Fund’s performance. The Fund’s overweight position in large-cap stocks versus an underweight in small-cap stocks somewhat hindered performance, since small caps outperformed large-cap stocks. The Fund also lost ground through its overweight position in international stocks in the MSCI EAFE Index, which measures developed market performance, excluding the U.S. and Canada. This index showed that international stocks declined more than U.S equities. However, an emphasis on growth stocks turned out to be helpful, against the distressed condition of value stocks.

How did asset management decisions affect Fund performance?

Asset management decisions negatively affected the Fund’s performance. LSV’s deep value sub-style considerably detracted from performance. Its holdings in financials, the worst performing group of all sectors, stifled returns. LSV also lost traction through its holdings in healthcare, primarily in pharmaceuticals, and by stock selection in the metals and minerals industry. From a country perspective, stocks held in the UK and, to a lesser extent, Switzerland and France, declined in the MSCI EAFE Index, and dragged down performance.

Managing the large-cap value sleeve, Hotchkis and Wiley contributed negatively to the Fund’s performance. Its holdings in several large commercial banks were severely

Target Asset Allocation Funds/Target Growth Allocation Fund	7

Strategy and Performance Overview (continued)

affected by the ongoing credit crisis. Its performance was weighed down further by an overweight in technology and an underweight in energy. It suffered from stock selection in energy, especially in the oil, gas, and consumable fuels industry. In the consumer discretionary sector, selections in the media industry hurt returns.

Some asset management decisions benefited the Fund’s performance. In the Thornburg international portion of the Fund, an overweight position to mineral-rich Canada, although not a part of the MSCI EAFE Index, contributed positively to performance. However, positions in emerging markets such as China and South Korea, and an underweight in Australia hurt performance. From a sector perspective, Thornburg benefited from its positions in the materials sector, particularly in the specialty chemicals industry. However, its stock selection in financials, especially among major banks, financial conglomerates, and real estate development firms significantly underperformed.

The Marsico large-cap growth sleeve experienced gains from the technology, industrials, and consumer discretionary sectors. Specifically, it fared best in telecommunications equipment and the semiconductors industries. In industrials, it found reward in the aerospace and defense industries. In the consumer discretionary sector, the restaurant industry served up the most favorable returns.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2008, at the beginning of the period, and held through the six-month period ended July 31, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Target Asset Allocation Funds, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Target Asset Allocation Funds/Target Growth Allocation Fund	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Growth Allocation Fund		Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$920.90	1.40%	$6.69
	Hypothetical	$1,000.00	$1,017.90	1.40%	$7.02

Class B	Actual	$1,000.00	$917.50	2.15%	$10.25
	Hypothetical	$1,000.00	$1,014.17	2.15%	$10.77

Class C	Actual	$1,000.00	$917.50	2.15%	$10.25
	Hypothetical	$1,000.00	$1,014.17	2.15%	$10.77

Class M	Actual	$1,000.00	$916.90	2.15%	$10.25
	Hypothetical	$1,000.00	$1,014.17	2.15%	$10.77

Class R	Actual	$1,000.00	$920.40	1.65%	$7.88
	Hypothetical	$1,000.00	$1,016.66	1.65%	$8.27

Class X	Actual	$1,000.00	$916.70	2.15%	$10.25
	Hypothetical	$1,000.00	$1,014.17	2.15%	$10.77

Class Z	Actual	$1,000.00	$921.90	1.15%	$5.50
	Hypothetical	$1,000.00	$1,019.14	1.15%	$5.77

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2008, and divided by the 366 days in the Fund’s fiscal year ended July 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of July 31, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 94.4%
COMMON STOCKS 94.4%

Aerospace & Defense 3.2%
1,300	AAR Corp.*	$22,347
175	Alliant Techsystems, Inc.*	17,323
1,350	Boeing Co. (The)	82,498
10,800	Empresa Brasileira de Aeronautica SA, ADR (Brazil)	330,048
4,300	Finmeccanica SpA (Italy)	126,785
29,391	General Dynamics Corp.	2,619,914
1,350	Goodrich Corp.	66,339
5,370	Honeywell International, Inc.	273,011
27,560	Lockheed Martin Corp.	2,875,335
1,650	Moog, Inc. (Class A Stock)*	73,343
2,600	MTU Aero Engines Holdings AG (Germany)	80,321
26,064	Northrop Grumman Corp.	1,756,453
655	Raytheon Co.	37,289
600	Teledyne Technologies, Inc.*	37,740
1,800	Thales SA (France)	101,811
5,700	United Technologies Corp.	364,686

		8,865,243

Air Freight & Couriers 0.1%
5,000	FedEx Corp.	394,200

Air Freight & Logistics
700	Forward Air Corp.	25,613

Airlines 0.2%
119,300	Air New Zealand Ltd. (New Zealand)	110,006
58,300	Qantas Airways Ltd. (Australia)	181,108
14,767	Singapore Airlines Ltd. (Singapore)	162,353

		453,467

Auto Components 0.6%
23,750	Johnson Controls, Inc.	716,300
17,900	Paccar, Inc.	752,874
1,900	Sauer-Danfoss, Inc.	55,765

		1,524,939

Auto/Trucks Parts & Equipment 0.1%
7,300	Nifco, Inc. (Japan)	166,137

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	11

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Automobile Manufacturers 0.9%
2,800	Daimler AG (Germany)	$161,758
47,000	Fuji Heavy Industries Ltd. (Japan)	252,392
12,000	Honda Motor Co. Ltd. (Japan)	383,080
34,500	Nissan Motor Co. Ltd. (Japan)	265,590
3,375	Porsche AG (Germany)	505,837
1,500	PSA Peugeot Citroen SA (France)	73,239
1,000	Renault SA (France)	83,011
16,100	Toyota Motor Corp. (Japan)	694,031

		2,418,938

Automobiles 0.2%
15,000	Harley-Davidson, Inc.	567,600

Automotive Parts 0.2%
450	Autoliv, Inc.	17,568
1,200	Compagnie Generale des Establissements Michelin (Class B Stock) (France)	79,115
200	Georg Fischer AG (Switzerland)*	72,214
26,000	GKN PLC (United Kingdom)	109,113
2,500	Valeo SA (France)	80,781
30,000	Yokohama Rubber Co. Ltd. (Japan)	145,627

		504,418

Banking 0.2%
17,300	Standard Chartered PLC (United Kingdom)	526,720

Banks
1,025	United Bankshares, Inc.	25,820

Beverages 0.9%
2,428	Anheuser-Busch Cos., Inc.	164,521
6,200	Carlsberg A/S (Class B Stock) (Denmark)	503,192
10,850	Coca-Cola Co. (The)	558,775
4,700	Coca-Cola Enterprises, Inc.	79,571
2,150	Pepsi Bottling Group, Inc.	59,877
9,942	PepsiCo, Inc.	661,740
14,428	SABMiller PLC (United Kingdom)	298,315

		2,325,991

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Biotechnology 1.7%
27,638	Genentech, Inc.*	$2,632,520
39,348	Gilead Sciences, Inc.*	2,124,005

		4,756,525

Biotechnology Healthcare 0.1%
2,979	Celgene Corp.*	224,885

Building Materials 0.1%
35,000	Sanwa Holdings Corp. (Japan)	135,587

Building Products
2,100	Texas Industries, Inc.	108,570

Business Services 1.0%
1,700	ICON PLC, ADR (Ireland)*	136,578
554	Manpower, Inc.	26,592
10,484	MasterCard, Inc. (Class A Stock)	2,559,669
1,950	URS Corp.*	81,744

		2,804,583

Cable Television 0.3%
9,914	DIRECTV Group, Inc. (The)*	267,876
19,600	Rogers Communications, Inc. (Class B Stock) (Canada)	662,107

		929,983

Capital Markets 0.4%
675	Affiliated Managers Group, Inc.*	58,320
23,100	Morgan Stanley	911,988
1,050	Waddell & Reed Financial, Inc. (Class A Stock)	35,070

		1,005,378

Chemicals 3.4%
6,727	Air Products & Chemicals, Inc.	640,478
725	Airgas, Inc.	41,528
120	Arkema (France)*	6,093
26,000	Asahi Kasei Corp. (Japan)	133,104
16,000	BASF AG (Germany)	1,012,759
3,337	CF Industries Holdings, Inc.	545,466
2,500	Ciba Specialty Chemicals AG (Switzerland)	65,292
35,700	Denki Kagaku Kogyo Kabushiki Kiasha (Japan)	105,896

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	13

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals (cont’d.)
65,600	Dow Chemical Co.	$2,185,136
6,850	DuPont (E.I.) de Nemours & Co.	300,098
5,600	Eastman Chemical Co.	335,776
81	FMC Corp.	6,024
340	Givaudan SA (Switzerland)	276,760
3,500	Macrovision Solutions Corp.*	53,200
1,860	Minerals Technologies, Inc.	119,989
1,600	Mitsubishi Chemical Holdings Corp. (Japan)	9,545
2,058	Mosaic Co. (The)	261,798
22,000	Nippon Shokubai Co. Ltd. (Japan)	151,849
2,300	Polypore International, Inc.*	60,145
11,250	PPG Industries, Inc.	682,200
16,810	Praxair, Inc.	1,575,601
1,400	Quaker Chemical Corp.	41,832
3,750	Rohm & Haas Co.	281,250
6,800	Terra Industries, Inc.	367,200
1,000	Valspar Corp. (The)	21,670

		9,280,689

Clothing & Apparel 0.5%
15,494	NIKE, Inc. (Class B Stock)	909,188
1,975	Phillips-Van Heusen Corp.	69,915
300	Polo Ralph Lauren Corp.	17,751
2,450	VF Corp.	175,371
4,600	Volcom, Inc. (The)*	82,524

		1,254,749

Commercial Banks 4.2%
10,400	Alliance & Leicester PLC (United Kingdom)	69,483
6,600	Allied Irish Banks PLC (Ireland)	81,677
155,752	Bank of America Corp.	5,124,241
14,600	Bank of Ireland (Ireland)	122,603
20,073	Bank of New York Mellon Corp. (The)	712,591
450	City National Corp.	22,109
675	Cullen Frost Bankers, Inc.	35,599
17,050	Huntington Bancshares, Inc.	119,691
3,300	KeyCorp	34,815
450	M&T Bank Corp.	31,671
7,000	National City Corp.	33,110
2,650	Popular, Inc. (Puerto Rico)	18,206

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
1,100	Prosperity Bancshares, Inc.	$35,310
33,900	Royal Bank of Scotland Group PLC (United Kingdom)	140,653
1,100	Societe Generale (France)	101,793
3,400	Synovus Financial Corp.	32,334
500	Verwaltungs und Privat Bank AG (Liechtenstein)	120,310
63,700	Wachovia Corp.	1,100,099
120,777	Wells Fargo & Co.	3,655,920

		11,592,215

Commercial Services 0.4%
12,985	Accenture Ltd. (Class A Stock) (Bermuda)	542,254
1,800	American Public Education, Inc.*	81,774
2,400	Corrections Corp. of America*	67,272
16,000	Domtar Corp. (Canada)*	91,200
4,100	Geo Group, Inc. (The)*	98,564
1,113	Healthcare Services Group, Inc.	18,479
100	ITT Educational Services, Inc.*	8,858
2,450	Paychex, Inc.	80,654
300	Team, Inc.*	10,953
3,285	Waste Connections, Inc.*	119,541

		1,119,549

Commercial Services & Supplies 0.3%
2,300	Hewitt Associates, Inc. (Class A Stock)*	84,755
856	HNI Corp.	18,532
21,600	Waste Management, Inc.	767,664
650	Watson Wyatt Worldwide, Inc. (Class A Stock)	37,661

		908,612

Communications Equipment 0.3%
63,200	Alcatel-Lucent, ADR (France)*	379,832
750	CommScope, Inc.*	33,443
17,967	Juniper Networks, Inc.*	467,681

		880,956

Computer Hardware 2.4%
1,200	Affiliated Computer Services, Inc. (Class A Stock)*	57,840
23,465	Apple, Inc.*(c)	3,729,762
180	Applied Biosystems, Inc.	6,647
16,492	Dell, Inc.*	405,208

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	15

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Computer Hardware (cont’d.)
30,864	Hewlett-Packard Co.	$1,382,707
11,171	Logitech International SA (Switzerland)*	295,827
17,614	Seagate Technology	263,682
10,074	Synopsys, Inc.*	241,978
6,993	Western Digital Corp.*	201,328

		6,584,979

Computer Networking
8,066	Brocade Communications Systems, Inc.*	54,446

Computer Services & Software 0.6%
2,858	Advent Software, Inc.*	124,437
900	Autodesk, Inc.*	28,701
9,000	Compellent Technologies, Inc.*	102,060
27,575	EMC Corp.*	413,901
1,000	FactSet Research Systems, Inc.	57,670
1,300	Global Payments, Inc.	57,577
1,500	Hansen Medical, Inc.*	22,875
805	Micros Systems, Inc.*	25,502
5,300	Netezza Corp.*	68,900
2,344	Salesforce.Com, Inc.*	149,524
8,371	SAP AG (Germany)	484,705
1,200	The9 Ltd., ADR (China)*	26,832
4,400	TietoEnator Oyj (Finland)	89,491

		1,652,175

Computer Software 1.0%
111,399	Microsoft Corp.	2,865,182

Computers
2,000	SanDisk Corp.*	28,200
5,600	Sun Microsystems, Inc.*	59,528

		87,728

Computers & Peripherals 0.3%
5,592	International Business Machines Corp.	715,664

Conglomerates
2,350	Cooper Industries Ltd. (Class A Stock) (Bermuda)	99,100

See Notes to Financial Statements.

16	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Construction 0.2%
1,250	Centex Corp.	$18,350
700	Ciments Francais SA (France)	97,214
700	Granite Construction, Inc.	22,141
1,400	Hovnanian Enterprises, Inc. (Class A Stock)*	9,842
4,900	KBR, Inc.	139,650
2,700	Lennar Corp. (Class A Stock)	32,670
1,000	Masco Corp.	16,490
800	Meritage Homes Corp.*	14,440
31,500	Taylor Wimpey PLC (United Kingdom)	24,361
5,800	Toll Brothers, Inc.*	116,522

		491,680

Construction & Engineering
1,125	Chicago Bridge & Iron Co. NV (Netherlands)	36,866

Construction Materials
32,200	CSR Ltd. (Australia)	63,651
1,400	Herman Miller, Inc.	36,596

		100,247

Consumer Finance
2,159	Cash America International, Inc.	91,023
1,750	First Cash Financial Services, Inc.*	33,373

		124,396

Consumer Products & Services 0.7%
59,700	Pacific Brands Ltd. (Australia)	108,154
3,824	Physicians Formula Holdings, Inc.*	35,678
14,535	Procter & Gamble Co.	951,752
11,700	Reckitt Benckiser Group PLC (United Kingdom)	637,887
1,975	Scotts Miracle-Gro Co. (The)	38,473
800	Snap-on, Inc.	45,032
900	Toro Co. (The)	29,295

		1,846,271

Consumer Services 0.1%
4,421	Apollo Group, Inc. (Class A Stock)*	275,384

Containers & Packaging
900	Owens-Illinois, Inc.*	38,016

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	17

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Containers & Packaging (cont’d.)
1,625	Pactiv Corp.*	$39,179
675	Silgan Holdings, Inc.	35,653

		112,848

Distribution/Wholesale 0.2%
26,800	Marubeni Corp. (Japan)	195,238
900	MWI Veterinary Supply, Inc.*	31,536
11,000	Sumitomo Corp. (Japan)	148,482
600	Watsco, Inc.	29,922

		405,178

Diversified 0.2%
1,300	Ameron International Corp.	168,077
8,300	BHP Billiton Ltd. (Australia)	309,722
235	Walter Industries, Inc.	24,644

		502,443

Diversified Financial Services 0.6%
20	Ameriprise Financial, Inc.	850
36,842	JPMorgan Chase & Co.	1,496,890
14,700	Redecard SA (Brazil)	271,232

		1,768,972

Diversified Operations 0.4%
4,616	Ingersoll-Rand Co. Ltd. (Class A Stock) (Bermuda)	166,176
6,801	LVMH Moet Hennessy Louis Vuitton (France)	747,962
5,000	Mitsui & Co. Ltd. (Japan)	102,581

		1,016,719

Diversified Telecommunication Services 2.5%
141,052	AT&T, Inc.	4,345,812
32,200	Telestra Corp. Ltd. (Australia)	135,929
70,252	Verizon Communications, Inc.	2,391,378

		6,873,119

Drugs & Healthcare
900	IMS Health, Inc.	18,810

Education
1,400	DeVry, Inc.	79,534

See Notes to Financial Statements.

18	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electric Utilities 1.4%
25,700	Edison International	$1,242,338
1,300	Entergy Corp.	138,996
12,834	Exelon Corp.	1,009,009
17,994	Fortum Oyj (Finland)	793,205
8,800	FPL Group, Inc.	567,864
1,300	Pepco Holdings, Inc.	32,422
10,950	Sierra Pacific Resources	124,173
1,370	Westar Energy, Inc.	30,249

		3,938,256

Electrical Equipment
625	Regal-Beloit Corp.	26,094
175	Smith (A.O.) Corp.	6,947

		33,041

Electronic Components 0.5%
3,791	Activision Blizzard, Inc.*	136,400
1,400	Checkpoint Systems, Inc.*	29,498
2,100	Dolby Laboratories, Inc. (Class A Stock)*	85,449
4,600	Eagle Test Systems, Inc.*	57,040
6,968	Emerson Electric Co.	339,342
2,500	FLIR Systems, Inc.*	101,850
21,500	HongKong Electric Holdings Ltd. (Hong Kong)	124,635
12,000	Matsushita Electric Industrial Co. Ltd. (Japan)	253,008
7,000	Sanmina-SCI Corp.*	12,390
13,475	TT Electronics PLC (United Kingdom)	27,402
5,200	Universal Electronics, Inc.*	118,144

		1,285,158

Electronic Components & Equipment 0.2%
5,600	Fanuc Ltd. (Japan)	444,707

Electronic Equipment & Instruments 0.3%
12,100	Alps Electric Co. Ltd. (Japan)	124,424
660	Itron, Inc.*	60,938
2,423	Tech Data Corp.*	84,490
20,175	Tyco Electronics Ltd. (Bermuda)	668,600

		938,452

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	19

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electronics 0.1%
4,400	Coherent, Inc.*	$151,800

Energy Equipment & Services 1.3%
3,244	Cameron International Corp.*	154,934
400	Complete Production Services, Inc.*	12,736
7,928	Diamond Offshore Drilling, Inc.	945,810
47,826	Halliburton Co.	2,143,561
698	National-Oilwell Varco, Inc.*	54,884
1,421	Oceaneering International, Inc.*	86,169
446	Smith International, Inc.	33,174
1,712	Superior Energy Services, Inc.*	81,200

		3,512,468

Engineering/Construction 0.1%
1,956	Fluor Corp.	159,121
100	Foster Wheeler Ltd.*	5,677

		164,798

Entertainment 0.1%
6,480	OPAP SA (Greece)	231,858

Entertainment & Leisure 1.2%
2,700	Bally Technologies, Inc.*	85,833
16,815	Carnival PLC (United Kingdom)	588,056
11,028	Hennes & Mauritz AB (Class B Stock) (Sweden)	588,503
19,878	Las Vegas Sands Corp.*	904,847
1,300	Life Time Fitness, Inc.*	38,727
254	Netflix, Inc.*	7,846
1,696	Nintendo Co. Ltd. (Japan)	822,875
4,550	Royal Caribbean Cruises Ltd.	115,934
2,100	WMS Industries, Inc.*	59,178

		3,211,799

Environmental Services
3,100	Allied Waste Industries, Inc.*	37,510

Exchange Traded Funds
10	iShares Russell 1000 Value Index Fund	683
1,375	iShares Russell 2000 Value Index Fund	91,121

		91,804

See Notes to Financial Statements.

20	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Farming & Agriculture 1.2%
25,100	AWB Ltd. (Australia)	$66,270
2,454	Bunge Ltd. (Bermuda)	242,750
111,891	Chaoda Modern Agriculture Holdings Ltd. (Cayman Islands)	129,235
24,885	Monsanto Co.	2,964,052

		3,402,307

Financial - Bank & Trust 3.3%
1,650	Astoria Financial Corp.	36,911
3,100	Banche Popolari Unite ScpA (Italy)	73,543
13,200	Banco Bilbao Vizcaya Argentaria SA (Spain)	242,578
23,300	Banco Santander Central Hispano SA (Spain)	453,578
27,600	Barclays PLC (United Kingdom)	187,415
1,250	BB&T Corp.	35,025
7,800	BNP Paribas (France)	768,939
23,500	Bradford & Bingley PLC (United Kingdom)	25,848
87,706	China Merchants Bank Co. Ltd. (China)	316,056
12,400	Comerica, Inc.	356,128
5,800	Credit Agricole SA (France)	123,498
6,900	Credit Suisse Group (Switzerland)	344,586
3,200	Danske Bank A/S (Denmark)	90,427
3,200	Deutsche Bank AG (Germany)	295,637
3,400	Dexia NV/SA (Belgium)	46,069
1,700	East West Bancorp, Inc.	20,247
5,600	Fortis NV/SA (Belgium)	78,655
15,399	Goldman Sachs Group, Inc. (The)	2,834,032
29,400	HBOS PLC (United Kingdom)	167,774
33,700	Intesa Sanpaolo SpA (Italy)	189,251
15,500	Lloyds TSB Group PLC (United Kingdom)	90,383
5,000	Natexis Banques Populaire (France)	40,428
9,768	National Bank of Greece SA (Greece)	460,129
5,900	Nordea Bank AB (Sweden)	83,620
1,300	Pacific Capital Bancorp	16,991
4,500	Regions Financial Corp.	42,660
128,700	Sberbank (Russia)	383,526
3,100	State Street Corp.	222,084
1,100	Sterling Financial Corp. (WA)	8,228
3,850	SunTrust Banks, Inc.	158,081
7,550	TCF Financial Corp.	96,263
18,200	U.S. Bancorp	557,102
2,250	Zions Bancorp	65,858

		8,911,550

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	21

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Financial Services 3.0%
659	BlackRock, Inc.	$142,812
8,477	Broadridge Financial Solutions, Inc.	175,474
473	Calamos Asset Management, Inc.	9,678
11,479	Capital One Financial Corp.	480,511
9,250	CIT Group, Inc.	78,440
71,100	Citigroup, Inc.	1,328,859
190	CME Group, Inc.	68,425
2,900	Discover Financial Services LLC	42,485
13,100	DNB NOR ASA (Norway)	167,298
7,102	Eaton Vance Corp.	263,768
1,500	FCStone Group, Inc.*	28,890
2,319	Federated Investors, Inc. (Class B Stock)	76,202
2,100	First Mercury Financial Corp.*	33,600
21,410	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	315,256
2,920,000	Industrial & Commercial Bank of China (China)	2,183,603
1,374	Invesco Ltd. (Bermuda)	32,001
1,800	Investment Technology Group, Inc.*	53,532
10,900	Irish Life & Permanent PLC (Ireland)	87,402
1,900	Jefferies Group, Inc.	36,081
5,750	Lehman Brothers Holdings, Inc.	99,705
1,800	Marshall & Ilsley Corp.	27,360
7,500	Merrill Lynch & Co., Inc.	199,875
1,800	Muenchener Rueckversicherungs AG (Germany)	298,789
500	PNC Financial Services Group, Inc.	35,645
3,872	Raymond James Financial, Inc.	111,901
1,510	SEI Investments Co.	34,775
200	Student Loan Corp. (The)	21,786
1,300	SVB Financial Group*	74,867
7,000	TD Ameritrade Holding Corp.*	139,370
2,300	Teradata Corp*	53,866
19,318	Visa, Inc. (Class A Stock)*	1,411,373
6,706	Western Union Co.	185,354

		8,298,983

Financials
2,500	NYSE Euronext, Inc.	118,100

Food & Staples Retailing 0.1%
8,250	Safeway, Inc.	220,440

See Notes to Financial Statements.

22	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Foods 1.3%
25,043	Archer-Daniels-Midland Co.	$716,981
750	Corn Products International, Inc.	34,883
11,800	Dairy Crest Group PLC (United Kingdom)	91,694
4,550	General Mills, Inc.	292,974
7,800	Groupe Danone (France)	578,525
2,100	Kellogg Co.	111,426
16,100	Kraft Foods, Inc. (Class A Stock)	512,302
18,500	Nestle SA (Switzerland)	811,502
46,600	Northern Foods PLC (United Kingdom)	47,796
700	Ralcorp Holdings, Inc.*	37,772
3,000	SYSCO Corp.	85,080
10,300	Tate & Lyle PLC (United Kingdom)	79,380
925	TreeHouse Foods, Inc.*	25,068
11,875	Tyson Foods, Inc. (Class A Stock)	176,937

		3,602,320

Forest Products
1,200	HCP, Inc.	43,284

Furniture
9,300	Electrolux AB (Class B Stock) (Sweden)	112,092

Gaming
9,800	Shuffle Master, Inc.*	47,334

Gas Utilities
1,150	Atmos Energy Corp.	30,441

Healthcare Equipment & Supplies 0.1%
2,032	Baxter International, Inc.	139,415
2,500	Cutera, Inc.*	24,900
313	Edwards Lifesciences Corp.*	19,619
6,200	Thoratec Corp.*	116,312
1,391	Varian Medical Systems, Inc.*	83,460

		383,706

Healthcare Products 0.1%
1,850	Bard (C.R.), Inc.	171,754

Healthcare Property
33	Ventas, Inc.	1,480

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	23

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Providers & Services 0.4%
700	Amedisys, Inc.*	$44,884
2,150	Cardinal Health, Inc.	115,519
13,350	CIGNA Corp.	494,217
3,192	Express Scripts, Inc.*	225,164
725	Inventiv Health, Inc.*	17,516
1,350	LHC Group, Inc.*	37,827
3,422	McKesson Corp.	191,598
125	Owens & Minor, Inc.	5,740

		1,132,465

Healthcare Services 0.6%
3,900	Aetna, Inc.	159,939
1,300	AMERIGROUP Corp.*	33,020
2,900	Astellas Pharma, Inc. (Japan)	125,744
8,971	Biogen Idec, Inc.*	625,817
5,900	Centene Corp.*	131,629
800	Covance, Inc.*	73,440
1,598	Dentsply International, Inc.	64,319
8,100	Eclipsys Corp.*	178,605
1,625	Healthspring, Inc.*	31,606
4,400	Healthways, Inc.*	111,804
100	Laboratory Corp. of America Holdings*	6,758
830	Pediatrix Medical Group, Inc.*	40,380
1,400	Sunrise Senior Living, Inc.*	25,102

		1,608,163

Hotels, Restaurants & Leisure 3.2%
27,350	Carnival Corp. (Panama)	1,010,309
5,300	Cheesecake Factory, Inc. (The)*	74,624
141	Chipotle Mexican Grill, Inc.*	9,658
2,700	International Game Technology	58,617
72,838	McDonald’s Corp.	4,354,984
2,000	Starwood Hotels & Resorts Worldwide, Inc.	68,580
2,650	Triarc Cos., Inc. (Class B Stock)	14,787
700	Vail Resorts, Inc.*	28,266
6,600	Wyndham Worldwide Corp.	118,404
15,985	Wynn Resorts Ltd.	1,558,218
40,533	Yum! Brands, Inc.	1,451,892

		8,748,339

See Notes to Financial Statements.

24	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Household Durables 0.2%
7,400	Alpine Electronics, Inc. (Japan)	$78,167
6,000	Fortune Brands, Inc.	343,860
2,800	Lennar Corp. (Class B Stock)	30,660
1,850	Newell Rubbermaid, Inc.	30,581
550	Stanley Works (The)	24,464
2,225	Tempur-Pedic International, Inc.	20,893

		528,625

Household Products 0.4%
2,100	Colgate-Palmolive Co.	155,967
18,500	Kimberly-Clark Corp.	1,069,855

		1,225,822

Independent Power Producers & Energy Traders
2,100	NRG Energy, Inc.*	76,209

Industrial Conglomerates 0.8%
9,632	3M Co.	677,996
31,852	Citic Pacific Ltd. (Hong Kong)	121,577
18,436	McDermott International, Inc.*	878,844
625	Teleflex, Inc.	38,325
12,075	Tyco International Ltd. (Bermuda)	538,062

		2,254,804

Industrial Products 0.2%
1,100	Harsco Corp.	59,510
49,200	Kurabo Industries Ltd. (Japan)	97,166
2,459	Precision Castparts Corp.	229,744
8,845	Reliant Energy, Inc.*	160,183
203	Valmont Industries, Inc.	21,703

		568,306

Information Technology Products & Services
3,303	Ingram Micro, Inc. (Class A Stock)*	60,874

Insurance 4.4%
11,800	Aegon NV (Netherlands)	137,952
1,250	AFLAC, Inc.	69,513
30,250	Allstate Corp. (The)	1,398,155
750	American Financial Group, Inc.	21,728

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	25

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (cont’d.)
11,250	American International Group, Inc.	$293,062
47	Arch Capital Group Ltd. (Bermuda)*	3,277
1,175	Aspen Insurance Holdings Ltd. (Bermuda)	29,833
2,000	Assurant, Inc.	120,240
10,500	Aviva PLC (United Kingdom)	104,198
26,900	AXA SA (France)	790,628
5,000	AXIS Capital Holdings Ltd. (Bermuda)	158,400
1,700	Baloise Holding (Switzerland)	159,559
138,400	China Life Insurance Co. Ltd. (Class H Stock) (China)	521,217
2,700	Chubb Corp.	129,708
875	Delphi Financial Group, Inc. (Class A Stock)	21,831
506	Endurance Specialty Holdings Ltd. (Bermuda)	15,484
36,450	Genworth Financial, Inc. (Class A Stock)	582,106
5,800	Hanover Insurance Group, Inc. (The)	248,936
3,800	Hartford Financial Services Group, Inc.	240,882
2,137	HCC Insurance Holdings, Inc.	48,403
10,500	ING Groep NV, ADR (Netherlands)	342,397
1,075	IPC Holdings Ltd. (Bermuda)	34,508
56,600	Legal & General PLC (United Kingdom)	108,936
4,800	Lincoln National Corp.	228,960
2,050	Loews Corp.	91,348
2,000	Marsh & McLennan Cos., Inc.	56,500
34,350	MetLife, Inc.	1,743,949
49,800	Old Mutual PLC (United Kingdom)	95,040
1,400	Philadelphia Consolidated Holding Corp.*	81,830
3,400	Protective Life Corp.	122,264
3,850	RenaissanceRe Holdings Ltd. (Bermuda)	195,850
1,100	State Auto Financial Corp.	31,801
12,900	Swiss Re (Switzerland)	802,203
35,450	Travelers Cos., Inc. (The)	1,564,054
1,275	United Fire & Casualty Co.	34,642
25,500	Unum Group	616,080
100	W.R. Berkely Corp.	2,362
24,700	XL Capital Ltd. (Class A Stock) (Cayman Islands)	441,883
1,000	Zurich Financial Services AG (Switzerland)	262,836

		11,952,555

Internet Services 1.5%
10,000	eBay, Inc.*	251,700
5,650	Expedia, Inc.*	110,570

See Notes to Financial Statements.

26	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet Services (cont’d.)
5,340	Google, Inc. (Class A Stock)*	$2,529,825
35,399	Intel Corp.	785,504
3,400	Internet Capital Group, Inc.*	27,336
3,600	Switch and Data Facilities Co.*	60,588
16,714	Symantec Corp.*	352,164
11,000	TIBCO Software, Inc.*	90,310

		4,207,997

Internet Software & Services 0.3%
1,702	Amazon.com, Inc.*	129,931
6,584	Oracle Corp.*	141,754
2,000	Sohu.com, Inc. (China)*	150,960
5,491	VeriSign, Inc.*	178,677
6,423	Yahoo!, Inc.*	127,753

		729,075

IT Services 0.2%
17,300	Electronic Data Systems Corp.	429,213
2,450	SRA International, Inc. (Class A Stock)*	53,778

		482,991

Life Science Tools & Services
1,250	Thermo Fisher Scientific, Inc.*	75,650

Machinery 1.0%
1,100	Actuant Corp. (Class A Stock)	33,506
3,886	AGCO Corp.*	232,577
6,187	Bucyrus International, Inc.	433,152
15,050	Caterpillar, Inc.	1,046,276
1,400	CIRCOR International, Inc.	83,384
2,450	Dover Corp.	121,593
1,196	Flowserve Corp.	159,475
1,500	General Cable Corp.*	86,445
4,900	Heidelberger Druckmaschinen AG (Germany)	89,824
425	Kaydon Corp.	20,154
1,366	Lincoln Electric Holdings, Inc.	109,758
2,000	RBC Bearings, Inc.*	66,540
300	Rieter Holdings AG (Switzerland)	94,928
850	Rofin-Sinar Technologies, Inc.*	28,781

		2,606,393

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	27

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Machinery & Equipment 0.1%
1,564	Deere & Co.	$109,730
690	Graco, Inc.	24,999
225	Nordson Corp.	15,899
109	Rockwell Automation, Inc.	4,852
726	SPX Corp.	92,042
8,600	Volvo AB (Class B Stock) (Sweden)	103,446

		350,968

Machinery - Construction & Mining 0.2%
19,549	Komatsu Ltd. (Japan)	485,485

Manufacturing 0.8%
1,300	Danaher Corp.	103,545
950	Eaton Corp.	67,488
72,050	General Electric Co.	2,038,294
2,700	Hexcel Corp.*	51,246

		2,260,573

Marine
650	Eagle Bulk Shipping, Inc.	18,876

Materials 0.4%
4,989	Potash Corp. of Saskatchewan, Inc. (Canada)	1,019,103

Media 0.8%
66,543	CBS Corp. (Class B Stock)	1,088,643
1,550	Comcast Corp. (Class A Stock)	31,961
2,088	DG FastChannel, Inc.*	35,496
8,200	Entravision Communications Corp. (Class A Stock)*	25,912
18,900	Idearc, Inc.	24,759
24,400	News Corp. (Class A Stock)	344,772
21,088	Walt Disney Co. (The)	640,021

		2,191,564

Medical Supplies & Equipment 0.7%
500	Beckman Coulter, Inc.	36,170
450	Becton, Dickinson and Co.	38,210
7,300	Boston Scientific Corp.*	86,797
6,943	Covidien Ltd. (Bermuda)	341,873
804	Gen-Probe, Inc.*	42,869
1,100	IDEXX Laboratories, Inc.*	58,850

See Notes to Financial Statements.

28	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Medical Supplies & Equipment (cont’d.)
1,006	Invitrogen Corp.*	$44,616
10,465	Medtronic, Inc.	552,866
1,500	Mentor Corp.	37,215
1,000	Myriad Genetics, Inc.*	66,500
2,713	PDL BioPharma, Inc.	30,304
2,900	Quality Systems, Inc.	95,265
1,700	SurModics, Inc.*	71,553
1,900	Vital Images, Inc.*	28,880
3,100	WellPoint, Inc.*	162,595
1,700	Zimmer Holdings, Inc.*	117,147

		1,811,710

Metals
2,100	Crane Group Ltd. (Australia)	25,597

Metals & Mining 2.1%
25,300	Alcoa, Inc.	853,875
1,845	Alpha Natural Resources, Inc.*	182,563
23,600	BlueScope Steel Ltd. (Australia)	256,398
2,538	Carpenter Technology Corp.	98,221
8,250	Freeport-McMoRan Copper & Gold, Inc. (Class B Stock)	798,187
2,400	James River Coal Co.*	104,040
2,917	Joy Global, Inc.	210,666
2,600	Metalico, Inc.*	40,040
1,600	Northwest Pipe Co.*	93,040
6,900	Nucor Corp.	394,818
37,998	OZ Minerals Ltd. (Australia)	70,655
3,300	Rautaruukki Oyj (Finland)	124,082
2,429	Reliance Steel & Aluminum Co.	153,416
1,403	Schnitzer Steel Industries, Inc. (Class A Stock)	126,607
2,403	Southern Copper Corp.	66,755
4,500	ThyssenKrupp AG (Germany)	250,377
1,500	Timken Co.	49,530
13,986	Transocean, Inc.*	1,902,515
100	United States Steel Corp.	16,036
3,000	Worthington Industries, Inc.	53,220

		5,845,041

Miscellaneous Manufacturing
9,900	AGFA-Gevaert NV (Belgium)*	73,182

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	29

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Multi-Line Retail 0.2%
8,400	J.C. Penney Co., Inc.	$258,972
11,657	NEXT PLC (United Kingdom)	218,995

		477,967

Multi-Utilities 0.2%
11,000	Dominion Resources, Inc.	485,980
1,225	Vectren Corp.	35,770

		521,750

Multimedia 0.5%
84,516	Time Warner, Inc.	1,210,269
250	Viacom, Inc. (Class B Stock)*	6,983
5,000	Vivendi (France)	209,052

		1,426,304

Office Electronics 0.3%
60,000	Xerox Corp.	818,400

Office Equipment 0.1%
8,600	OCE NV (Netherlands)	81,703
1,200	Pitney Bowes, Inc.	38,028
15,700	Ricoh Co. Ltd. (Japan)	254,953

		374,684

Oil & Gas 0.2%
1,411	Oil States International, Inc.*	77,436
27,200	Rosneft Oil Co., GDR (Russia)*	289,680
5,300	StatoilHydro ASA (Norway)	171,686
723	Unit Corp.*	48,838

		587,640

Oil & Gas Exploration/Production 0.4%
4,888	Continental Resources, Inc.*	279,202
1,434	Mariner Energy, Inc.*	37,944
13,400	OAO Gazprom, ADR (Russia)	645,880

		963,026

See Notes to Financial Statements.

30	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 9.2%
6,457	Air Liquide (France)	$844,779
11,253	Anadarko Petroleum Corp.	651,661
13,488	Apache Corp.	1,512,949
675	Approach Resources, Inc.*	13,574
350	Arena Resources, Inc.*	14,319
3,539	Baker Hughes, Inc.	293,418
55,200	BP PLC (United Kingdom)	566,545
3,537	Cabot Oil & Gas Corp.	155,663
7,400	Canadian Natural Resources Ltd. (Canada)	578,225
3,600	Canadian Oil Sands Trust (Canada)	180,853
1,650	Chesapeake Energy Corp.	82,748
24,050	Chevron Corp.	2,033,668
1,600	Cimarex Energy Co.	83,376
475	Concho Resources, Inc.*	15,556
22,750	ConocoPhillips	1,856,855
600	Core Laboratories NV (Netherlands)	77,766
200	Cosmo Oil Co. Ltd. (Japan)	617
1,569	Denbury Resources, Inc.*	44,152
4,783	Devon Energy Corp.	453,859
1,700	El Paso Corp.	30,481
863	Encore Acquisition Co.*	53,394
11,500	Eni SpA (Italy)	388,062
1,192	EOG Resources, Inc.	119,832
1,600	Exterran Holdings, Inc.*	90,304
31,212	Exxon Mobil Corp.	2,510,381
5,664	FMC Technologies, Inc.*	349,922
1,359	Headwaters, Inc.*	17,816
6,958	Hess Corp.	705,541
2,300	Lufkin Industries, Inc.	205,160
34,000	Marathon Oil Corp.	1,681,980
373	Massey Energy Co.	27,695
4,100	Nexen, Inc. (Canada)	128,972
29,500	Nippon Oil Corp. (Japan)	186,776
733	Noble Energy, Inc.	54,147
10,000	Norsk Hydro ASA (Norway)	125,016
4,771	Occidental Petroleum Corp.	376,098
900	ONEOK, Inc.	40,932
2,507	Patterson-UTI Energy, Inc.	71,249
27,979	Petroleo Brasileiro SA, ADR (Brazil)	1,564,306
625	Petroquest Energy, Inc.*	13,044

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	31

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
3,100	Pioneer Natural Resources Co.	$184,295
6,500	Repsol YPF SA (Spain)	217,770
18,000	Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	632,100
11,600	Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	813,856
26,633	Schlumberger Ltd. (Netherlands)	2,705,913
700	SEACOR Holdings, Inc.*	58,569
1,935	St. Mary Land & Exploration Co.	82,354
5,400	Sunoco, Inc.	219,294
800	Swift Energy Co.*	40,656
2,000	Total SA (France)	153,137
1,307	Ultra Petroleum Corp. (Canada)*	93,294
31,350	Valero Energy Corp.	1,047,403
5,355	W&T Offshore, Inc.	237,012
2,543	Weatherford International Ltd.*	95,947
399	Whiting Petroleum Corp.*	37,374
5,950	XTO Energy, Inc.	281,019

		25,101,684

Paper & Forest Products 0.2%
42,200	DS Smith PLC (United Kingdom)	91,543
15,000	International Paper Co.	415,800
2,650	Weyerhaeuser Co.	141,669

		649,012

Pharmaceuticals 5.7%
8,052	Abbott Laboratories	453,650
8,500	American Medical Systems Holdings, Inc.*	139,995
3,466	AmerisourceBergen Corp.	145,121
8,995	Amgen, Inc.*	563,357
861	APP Pharmaceuticals, Inc.*	20,371
9,300	AstraZeneca PLC (United Kingdom)	452,012
7,700	AstraZeneca PLC, ADR (United Kingdom)	373,835
475	Barr Pharmaceuticals, Inc.*	31,341
1,150	BioMarin Pharmaceutical, Inc.*	37,432
26,850	Bristol-Meyers Squibb Co.	567,072
2,500	Cubist Pharmaceuticals, Inc.*	56,650
22,066	Eli Lilly & Co.	1,039,529
4,750	Forest Laboratories, Inc.*	168,672
10,200	GlaxoSmithKline PLC (United Kingdom)	237,764
6,800	H. Lundbeck A/S (Denmark)	172,431

See Notes to Financial Statements.

32	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
5,482	Herbalife Ltd.	$236,768
22,232	Johnson & Johnson	1,522,225
11,756	Medco Health Solutions, Inc.*	582,862
35,415	Merck & Co., Inc.	1,165,153
5,500	Novartis AG (Switzerland)	326,511
14,800	Novo Nordisk SA (Class B Stock) (Denmark)	938,404
156,122	Pfizer, Inc.	2,914,798
1,800	Pharmaceutical Product Development, Inc.	68,652
5,573	Roche Holding AG (Switzerland)	1,029,678
5,600	Sanofi-Aventis SA (France)	393,083
7,650	Schering-Plough Corp.	161,262
22,006	Teva Pharmaceutical Industries Ltd., ADR (Israel)	986,749
1,050	Watson Pharmaceuticals, Inc.*	30,356
19,400	Wyeth	786,088

		15,601,821

Pipelines
100	Spectra Energy Corp.	2,717

Real Estate 0.1%
36,100	Beazley Group PLC (United Kingdom)	79,968
373,400	Country Garden Holdings Co. Ltd. (China)	222,356
103,000	Soho China Ltd. (China)	60,467

		362,791

Real Estate Investment Trusts 1.0%
200	Alexandria Real Estate Equities, Inc.	20,652
609	Avalon Bay Communities, Inc.	60,723
2,350	Camden Property Trust	115,573
1,150	Developers Diversified Realty Corp.	36,754
2,950	Digital Realty Trust, Inc.	126,584
1,150	Duke Realty Corp.	28,439
2,118	Federal Realty Investment Trust	153,788
2,200	Hospitality Properties Trust	46,860
900	Jones Lang LaSalle, Inc.	42,876
3,650	Liberty Property Trust	132,860
2,944	Macerich Co. (The)	162,892
25,460	ProLogis	1,244,485
3,700	Simon Property Group, Inc.	342,731

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	33

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
400	SL Green Realty Corp.	$33,336
3,200	Weingarten Realty Investors	97,568

		2,646,121

Restaurants 0.1%
1,900	AFC Enterprises, Inc.*	14,554
3,900	BJ’s Restaurants, Inc.*	42,315
1,150	Brinker International, Inc.	21,149
2,200	Red Robin Gourmet Burgers, Inc.*	54,626

		132,644

Retail & Merchandising 2.7%
550	Abercrombie & Fitch Co. (Class A Stock)	30,371
5,540	Big Lots, Inc.*	168,748
10,042	BJ’s Wholesale Club, Inc.*	376,876
1,577	Carrols Restaurant Group, Inc.*	9,052
19,754	Costco Wholesale Corp.	1,238,181
42,451	CVS Caremark Corp.	1,549,462
700	Darden Restaurants, Inc.	22,799
69,600	DSG International PLC (United Kingdom)	61,519
4,850	Family Dollar Stores, Inc.	113,005
10,798	GameStop Corp. (Class A Stock)*	437,427
4,500	Genesco, Inc.*	132,300
49,070	Lowe’s Cos., Inc.	997,102
2,700	Rallye SA (France)	129,913
310	Ruddick Corp.	9,598
2,600	School Specialty, Inc.*	86,606
1,500	Sonic Corp.*	22,635
2,600	Staples, Inc.	58,500
4,204	TJX Cos., Inc.	141,717
144,300	Wal-Mart de Mexico SA de CV (Mexico)	587,046
18,849	Wal-Mart Stores, Inc.	1,104,928

		7,277,785

Retail - Auto Parts 0.1%
3,691	Copart, Inc.*	161,887

Retailers - Food & Drug 0.2%
19,200	Kroger Co. (The)	542,976

Road & Rail 0.3%
6,824	Burlington Northern Santa Fe Corp.	710,583
948	YRC Worldwide, Inc.*	16,021

		726,604

See Notes to Financial Statements.

34	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Semiconductor Components 0.1%
125,900	ARM Holdings PLC (United Kingdom)	$237,458

Semiconductors 0.3%
1,045	ATMI, Inc.*	23,544
800	KLA-Tencor Corp.	30,072
32	MEMC Electronic Materials, Inc.*	1,479
1,500	Microsemi Corp.*	38,940
26,085	Texas Instruments, Inc.	635,952
1,275	Varian Semiconductor Equipment Associates, Inc.*	37,255
5,300	Xilinx, Inc.	131,599

		898,841

Semiconductors & Semiconductor Equipment 0.1%
3,900	Advanced Energy Industries, Inc.*	53,898
3,400	Advanced Micro Devices, Inc.*	14,314
3,584	Applied Materials, Inc.	62,075
1,888	Broadcom Corp. (Class A Stock)*	45,859

		176,146

Software 0.7%
6,477	Adobe Systems, Inc.*	267,824
4,157	Ansys, Inc.*	190,723
8,400	BMC Software, Inc.*	276,276
39,005	CA, Inc.	930,659
3,015	PROS Holdings, Inc.*	31,537
1,475	Sybase, Inc.*	49,575
1,575	Tyler Technologies, Inc.*	25,169

		1,771,763

Specialty Retail 1.0%
2,505	Aaron Rents, Inc.	68,813
2,600	Advance Auto Parts, Inc.	106,834
14,380	Aeropostale, Inc.*	463,755
18,400	AutoNation, Inc.*	189,888
2,700	CarMax, Inc.*	36,180
20,100	Gap, Inc. (The)	324,012
52,930	Home Depot, Inc. (The)	1,261,322
11,800	Limited Brands, Inc.	194,582

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	35

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
995	Ross Stores, Inc.	$37,770
625	Urban Outfitters, Inc.*	20,631

		2,703,787

Steel Producers/Products 0.1%
2,400	Voestalpine AG (Austria)	157,578

Telecommunication Services 0.1%
4,950	Crown Castle International Corp.*	189,090

Telecommunications 4.4%
18,200	Amdocs Ltd. (Guernsey)*	553,462
34,143	America Movil SAB de CV (Class L Stock), ADR (Mexico)	1,723,880
3,100	Arris Group, Inc.*	29,667
88,200	BT Group PLC (United Kingdom)	298,039
168,012	China Mobile Ltd. (China)	2,244,669
49,480	Cisco Systems, Inc.*	1,088,065
4,950	Corning, Inc.	99,050
53	Embarq Corp.	2,426
3,900	EMS Technologies, Inc.*	80,769
23,500	France Telecom SA (France)	743,046
95,490	MobileOne Ltd. (Singapore)	140,621
5,550	Motorola, Inc.	47,952
70	Nippon Telegraph and Telephone Corp. (Japan)	355,642
30,063	Nokia Oyj (Finland)	820,489
200	NTT Docomo, Inc. (Japan)	324,856
1,512	Polycom, Inc.*	35,683
31,321	QUALCOMM, Inc.	1,733,304
16,100	Sprint Nextel Corp.	131,054
700	Swisscom AG (Switzerland)	225,687
30,400	Telefonica SA (Spain)	788,804
13,800	Vodafone Group PLC (United Kingdom)	36,968
22,490	Vodafone Group PLC, ADR (United Kingdom)	603,407

		12,107,540

Textiles, Apparel & Luxury Goods 0.1%
17,100	Jones Apparel Group, Inc.	286,254

See Notes to Financial Statements.

36	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Thrifts & Mortgage Finance 0.4%
24,700	Fannie Mae	$284,050
44,150	Freddie Mac	360,706
106,050	Washington Mutual, Inc.	565,246

		1,210,002

Tobacco 1.1%
74,852	Altria Group, Inc.	1,523,238
22,754	Philip Morris International, Inc.	1,175,244
850	Reynolds American, Inc.	47,456
6,766	UST, Inc.	355,959

		3,101,897

Trading Companies & Distributors
103	Fastenal Co.	5,033

Transportation 2.6%
11,900	Canadian National Railway Co. (Canada)	627,454
11,987	CSX Corp.	810,081
1,347	Expeditors International of Washington, Inc.	47,832
18,500	J.B. Hunt Transport Services, Inc.	684,130
565	Kirby Corp.*	26,962
2,968	Landstar System, Inc.	150,121
51,900	Neptune Orient Lines Ltd. (Singapore)	106,426
24,618	Norfolk Southern Corp.	1,770,527
19,908	Orient Overseas International Ltd. (Hong Kong)	86,492
367	Ryder System, Inc.	24,207
32,140	Union Pacific Corp.	2,649,622
52	United Parcel Service, Inc. (Class B Stock)	3,280
6,937	Werner Enterprises, Inc.	165,170

		7,152,304

Utilities 0.8%
9,550	American Electric Power Co., Inc.	377,225
13,850	CMS Energy Corp.	186,975
2,250	Constellation Energy Group	187,110
4,800	Duke Energy Corp.	84,384
4,553	E.ON AG (Germany)	867,664
3,913	FirstEnergy Corp.	287,801

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	37

Portfolio of Investments

as of July 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Utilities (cont’d.)
50	Illinois Tool Works, Inc.	$2,343
6,738	PPL Corp.	316,416

		2,309,918

	Total common stocks (cost $249,984,736)	258,922,341

RIGHTS*

Financial Services
26,690	Bradford & Bingley PLC, expiring 08/15/08 (United Kingdom) (cost $0)	1,323

	Total long-term investments (cost $249,984,736)	258,923,664

SHORT-TERM INVESTMENT 5.9%

Affiliated Money Market Mutual Fund
16,110,837	Dryden Core Investment Fund - Taxable Money Market Series (cost $16,110,837; Note 3)(a)	16,110,837

	Total Investments(b) 100.3% (cost $266,095,573; Note 5)	275,034,501
	Liabilities in excess of other assets(d) (0.3)%	(948,032)

	Net Assets 100%	$274,086,469

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

CHF—Swiss Franc

EUR—Euro

GBP—British Pound

MXN—Mexican Peso

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the fund also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(b)	As of July 31, 2008, 158 securities representing $44,501,336 and 16.2% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(c)	Securities segregated as collateral for futures contracts.

See Notes to Financial Statements.

38	Visit our website at www.prudential.com

(d)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on futures and foreign currency contracts of:

Futures contracts open at July 31, 2008:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2008	Unrealized Depreciation
	Long Positions:
3	S&P 500 E-Mini	Sept 08	$203,993	$190,065	$(13,928)

Forward foreign currency exchange contracts outstanding a July 31, 2008:

Purchase Contracts	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Depreciation
Mexican Peso, expiring 12/08/08	MX	N 1,685	$165,131	$164,533	$(598)

Sale Contracts	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound, expiring 12/29/08	GBP	154	$297,465	$301,849	$(4,384)
Euro, expiring 12/19/08	EUR	921	1,413,707	1,425,843	(12,136)
Mexican Peso, expiring 12/08/08	MXN	10,033	954,560	979,681	(25,121)
Swiss Franc, expiring 12/23/08	CHF	263	251,851	251,417	434

			$2,917,583	$2,958,790	$(41,207)

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2008 were as follows:

Oil, Gas & Consumable Fuels	9.2%
Affiliated Money Market Mutual Fund	5.9
Pharmaceuticals	5.7
Telecommunications	4.4
Insurance	4.4
Commercial Banks	4.2
Chemicals	3.4
Financial—Bank & Trust	3.3
Aerospace & Defense	3.2
Hotels, Restaurants & Leisure	3.2
Financial Services	3.0

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	39

Portfolio of Investments

as of July 31, 2008 continued

Industry (cont’d)
Retail & Merchandising	2.7%
Transportation	2.6
Diversified Telecommunication Services	2.5
Computer Hardware	2.4
Metals & Mining	2.1
Biotechnology	1.7
Internet Services	1.5
Electric Utilities	1.4
Foods	1.3
Energy Equipment & Services	1.3
Farming & Agriculture	1.2
Entertainment & Leisure	1.2
Tobacco	1.1
Computer Software	1.0
Business Services	1.0
Specialty Retail	1.0
Machinery	1.0
Real Estate Investment Trusts	1.0
Automobile Manufacturers	0.9
Beverages	0.9
Utilities	0.8
Manufacturing	0.8
Industrial Conglomerates	0.8
Media	0.8
Consumer Products & Services	0.7
Medical Supplies & Equipment	0.7
Software	0.7
Diversified Financial Services	0.6
Computer Services & Software	0.6
Healthcare Services	0.6
Auto Components	0.6
Multimedia	0.5
Electronic Components	0.5
Clothing & Apparel	0.5
Household Products	0.4
Thrifts & Mortgage Finance	0.4
Healthcare Providers & Services	0.4
Commercial Services	0.4
Materials	0.4
Diversified Operations	0.4
Capital Markets	0.4
Oil & Gas Exploration/Production	0.4
Electronic Equipment & Instruments	0.3
Cable Television	0.3
Commercial Services & Supplies	0.3
Semiconductors	0.3
Communications Equipment	0.3
Office Electronics	0.3

See Notes to Financial Statements.

40	Visit our website at www.prudential.com

Industry (cont’d)
Internet Software & Services	0.3%
Road & Rail	0.3
Computers & Peripherals	0.3
Paper & Forest Products	0.2
Oil & Gas	0.2
Industrial Products	0.2
Automobiles	0.2
Retailers—Food & Drug	0.2
Household Durables	0.2
Banking	0.2
Multi-Utilities	0.2
Automotive Parts	0.2
Diversified	0.2
Construction	0.2
Machinery—Construction & Mining	0.2
IT Services	0.2
Multi-line Retail	0.2
Airlines	0.2
Electronic Components & Equipment	0.2
Distribution/Wholesale	0.2
Air Freight & Couriers	0.1
Healthcare Equipment & Supplies	0.1
Office Equipment	0.1
Real Estate	0.1
Machinery & Equipment	0.1
Textiles, Apparel & Luxury Goods	0.1
Consumer Services	0.1
Semiconductor Components	0.1
Entertainment	0.1
Biotechnology Healthcare	0.1
Food & Staples Retailing	0.1
Telecommunication Services	0.1
Semiconductors & Semiconductor Equipment	0.1
Healthcare Products	0.1
Auto/Trucks Parts & Equipment	0.1
Engineering/construction	0.1
Retail—Auto Parts	0.1
Steel Producers/Products	0.1
Electronics	0.1
Building Materials	0.1
Restaurants	0.1

100.3
Liabilities in excess of other assets	(0.3)

100.0%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	41

Statement of Assets and Liabilities

July 31, 2008

Assets
Investments at value:
Unaffiliated Investments (cost $249,984,736)	$258,923,664
Affiliated Investments (cost $16,110,837)	16,110,837
Foreign currency, at value (cost $329,253)	327,463
Receivable for investments sold	4,456,161
Receivable for Fund shares sold	499,767
Dividends and interest receivable	419,584
Tax reclaim receivable	368,560
Unrealized appreciation on foreign currency exchange contracts	434

Total assets	281,106,470

Liabilities
Payable for investments purchased	4,834,692
Payable to custodian	973,296
Payable for Fund shares reacquired	604,733
Accrued expenses and other liabilities	187,263
Management fee payable	174,057
Distribution fee payable	148,490
Affiliated transfer agent fee payable	44,267
Unrealized depreciation on foreign currency exchange contracts	42,239
Deferred trustees’ fees	8,324
Payable to broker-variation margin	2,640

Total liabilities	7,020,001

Net Assets	$274,086,469

Net assets were comprised of:
Shares of beneficial interest, at par	$24,768
Paid-in capital, in excess of par	276,167,892

276,192,660
Undistributed net investment income	781,150
Accumulated net realized loss on investment and foreign currency transactions	(11,820,624)
Net unrealized appreciation on investments and foreign currencies	8,933,283

Net assets, July 31, 2008	$274,086,469

See Notes to Financial Statements.

42	Visit our website at www.prudential.com

Class A:
Net asset value and redemption price per share, ($124,579,389 / 10,814,078 shares of common stock issued and outstanding)	$11.52
Maximum sales charge (5.5% of offering price)	0.67

Maximum offering price to public	$12.19

Class B:
Net asset value, offering price and redemption price per share, ($58,763,059 / 5,504,383 shares of common stock issued and outstanding)	$10.68

Class C:
Net asset value, offering price and redemption price per share, ($76,714,389 / 7,185,625 shares of common stock issued and outstanding)	$10.68

Class M:
Net asset value, offering price and redemption price per share, ($4,712,492 / 440,369 shares of common stock issued and outstanding)	$10.70

Class R:
Net asset value, offering price and redemption price per share, ($323,472 / 28,284 shares of common stock issued and outstanding)	$11.44

Class X:
Net asset value, offering price and redemption price per share, ($3,759,482 / 352,135 shares of common stock issued and outstanding)	$10.68

Class Z:
Net asset value, offering price and redemption price per share, ($5,234,186 / 443,214 shares of common stock issued and outstanding)	$11.81

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	43

Statement of Operations

Year Ended July 31, 2008

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes $171,249)	$7,358,894
Affiliated dividend income	464,821
Unaffiliated interest income	14,504

Total income	7,838,219

Expenses
Management fee	2,486,064
Distribution fee—Class A	339,006
Distribution fee—Class B	786,382
Distribution fee—Class C	970,025
Distribution fee—Class M	80,328
Distribution fee—Class R	1,694
Distribution fee—Class X	44,423
Transfer agent’s fees and expenses (including affiliated expense of $339,000)	570,000
Custodian’s fees and expenses	324,000
Registration fees	96,000
Reports to shareholders	85,000
Audit fee	42,000
Legal fee	20,000
Trustees’ fees	16,000
Insurance expense	8,000
Loan interest expense (Note 2)	2,165
Miscellaneous	22,471

Total expenses	5,893,558

Net investment income	1,944,661

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currency
Net realized loss on:
Investment transactions	(4,539,212)
Foreign currency transactions	(291,098)
Futures transactions	(36,973)

(4,867,283)

Net change in unrealized appreciation (depreciation) on:
Investments	(42,822,931)
Foreign currencies	(34,308)
Futures	(13,928)

(42,871,167)

Net loss on investments	(47,738,450)

Net Decrease In Net Assets Resulting From Operations	$(45,793,789)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,944,661	$691,837
Net realized gain (loss) on investments and foreign currency transactions	(4,867,283)	28,307,092
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(42,871,167)	23,124,443

Net increase (decrease) in net assets resulting from operations	(45,793,789)	52,123,372

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(700,945)	(80,517)
Class R	(841)	(165)
Class Z	(64,600)	(19,271)

	(766,386)	(99,953)

Distributions from net realized gains:
Class A	(12,326,417)	(6,758,577)
Class B	(7,641,952)	(6,359,352)
Class C	(9,720,578)	(6,372,627)
Class M	(820,147)	(731,583)
Class R	(29,312)	(16,842)
Class X	(456,100)	(291,807)
Class Z	(759,788)	(475,776)

	(31,754,294)	(21,006,564)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	33,777,034	70,164,507
Net asset value of shares issued in reinvestment of dividends and distributions	30,556,140	19,534,860
Cost of shares reacquired	(78,206,228)	(64,222,987)

Net increase (decrease) in net assets resulting from Fund share transactions	(13,873,054)	25,476,380

Total increase (decrease)	(92,187,523)	56,493,235

Net Assets
Beginning of year	366,273,992	309,780,757

End of year(a)	$274,086,469	$366,273,992

(a) Includes undistributed net income of:	$781,150	$—

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	45

Notes to Financial Statements

Target Asset Allocation Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Target Moderate Allocation Fund, Target Conservative Allocation Fund and Target Growth Allocation Fund (the “Fund”). These financial statements relate only to Target Growth Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisers”), each managing a portion of the Fund’s assets. The following lists the Subadvisers and their respective segment as at July 31, 2008.

Fund Segment	Subadviser
Large-cap growth stocks	Marsico Capital Management, LLC Goldman Sachs Asset Management L.P.

Large-cap value stocks	Hotchkis and Wiley Capital Management LLC J.P. Morgan Investment Management Inc. NFJ Investment Group L.P.

International stocks	LSV Asset Management Thornburg Investment Management, Inc.

Small/Mid-cap growth stocks	Eagle Asset Management

Small/Mid-cap value stocks	EARNEST Partners, LLC Vaughan Nelson Investment Management, L.P.

The investment objective of the Fund is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities issued by U.S. and foreign companies. Under normal circumstances substantially all of the Fund’s assets will be invested in equity securities, including common stock, securities convertible into common stock and preferred stock.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported

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bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assesment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investments; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value. As of July 31, 2008, there were 158 securities representing $44,501,336 whose values were adjusted in accordance with procedures approved by the Board of Trustees.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Target Asset Allocation Funds/Target Growth Allocation Fund	47

Notes to Financial Statements

continued

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on

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specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation and/or depreciation on forward foreign currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually.

Target Asset Allocation Funds/Target Growth Allocation Fund	49

Notes to Financial Statements

continued

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is computed daily and payable monthly at an annual rate of 0.75 of 1% of average daily net assets up to $500 million, 0.70 of 1% of average daily net assets for the next $500 million and 0.65 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended July 31, 2008.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, B, C, M, R, X and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, C, M, R and X shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

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Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, 1%, .75% of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively. Such expenses under the Plans were .25 of 1%, 1%, 1%, 1%, .50% of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively, for the year ended July 31, 2008.

PIMS has advised the Fund that it has received approximately $263,500 in front-end sales charges resulting from sales of Class A during the year ended July 31, 2008. From these fees, PIMS paid such sales charges to broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2008, it has received approximately $200, $121,300, $15,200, $15,600 and $2,500 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Trust, along with other affiliated registered investment companies (the “Companies”), are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Companies renewed the SCA with the two banks. The Companies pay a commitment fee of .06 of 1% of the unused portion of the SCA. The expiration date of the SCA is October 24, 2008. For the period October 27, 2006 through October 26, 2007, the Companies paid a commitment fee of .07 of 1%. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund utilized the line of credit during the year ended July 31, 2008. The average daily balance for the 24 days the Fund had an outstanding balance was approximately $720,000 at a weighted average interest rate of 4.51%.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Target Asset Allocation Funds/Target Growth Allocation Fund	51

Notes to Financial Statements

continued

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees related to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended July 31, 2008, the Fund incurred approximately $139,000 in total networking fees, of which $92,000 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2008, aggregated $264,578,565 and $312,815,158, respectively.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions. For the year ended July 31, 2008, the adjustments were to decrease undistributed net investment income by $324,222 and decrease accumulated realized loss on investments and foreign currency transactions by $324,222 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, certain tax adjustments pertaining to investments in real estate investment trusts and other book to tax differences. Net Investment Income, net realized gains or losses and net assets were not affected by these reclassifications.

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For the year ended July 31, 2008 the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $10,035,506 of ordinary income and $22,485,174 of long-term capital gains. The respective amounts for the year ended July 31, 2007 were $5,785,790 of ordinary income and $15,320,727 of long-term capital gains.

As of July 31, 2008, the accumulated undistributed earnings on a tax basis were $1,047,392 of ordinary income and $41,449 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2008 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation on Investments	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation of Investments
$274,632,663	$33,564,994	$(33,163,156)	$401,838	$50,087	$451,925

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales and investments in real estate investments trusts. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables and payables.

In addition, the Fund has elected to treat net foreign currency losses and net capital losses of approximately $287,000 and $3,351,000, respectively, incurred between November 1, 2007 and July 31, 2008 as being incurred during the fiscal year ending (July 31, 2009).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2008, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statuses of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who

Target Asset Allocation Funds/Target Growth Allocation Fund	53

Notes to Financial Statements

continued

purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year. Class M shares are generally closed to new purchases. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. As of July 31, 2008 Prudential owned 217 Class R shares of the Fund.

Class A	Shares	Amount
Year ended July 31, 2008:
Shares sold	1,105,992	$14,489,729
Shares issued in reinvestment of dividends and distributions	953,821	12,590,443
Shares reacquired	(2,181,622)	(28,410,675)

Net increase (decrease) in shares outstanding before conversion	(121,809)	(1,330,503)
Shares issued upon conversion from Class B, Class M, and Class X	1,457,955	19,252,304

Net increase (decrease) in shares outstanding	1,336,146	$17,921,801

Year ended July 31, 2007:
Shares sold	1,458,380	$20,695,160
Shares issued in reinvestment of dividends and distributions	461,229	6,383,410
Shares reacquired	(1,418,010)	(20,293,986)

Net increase (decrease) in shares outstanding before conversion	501,599	6,784,584
Shares issued upon conversion from Class B, Class M, and Class X	1,440,694	20,263,501

Net increase (decrease) in shares outstanding	1,942,293	$27,048,085

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Class B	Shares	Amount
Year ended July 31, 2008:
Shares sold	467,814	$5,767,594
Shares issued in reinvestment of dividends and distributions	591,337	7,267,519
Shares reacquired	(1,003,869)	(12,198,850)

Net increase (decrease) in shares outstanding before conversion	55,282	836,263
Shares reaquired upon conversion into Class A	(1,354,759)	(16,669,325)

Net increase (decrease) in shares outstanding	(1,299,477)	$(15,833,062)

Year ended July 31, 2007:
Shares sold	793,001	$10,600,170
Shares issued in reinvestment of dividends and distributions	469,590	6,109,371
Shares reacquired	(993,677)	(13,339,889)

Net increase (decrease) in shares outstanding before conversion	268,914	3,369,652
Shares reaquired upon conversion into Class A	(1,437,730)	(18,962,629)

Net increase (decrease) in shares outstanding	(1,168,816)	$(15,592,977)

Class C
Year ended July 31, 2008:
Shares sold	789,792	$9,878,220
Shares issued in reinvestment of dividends and distributions	707,551	8,695,678
Shares reacquired	(2,351,441)	(28,475,126)

Net increase (decrease) in shares outstanding	(854,098)	$(9,901,228)

Year ended July 31, 2007:
Shares sold	2,064,408	$27,648,478
Shares issued in reinvestment of dividends and distributions	434,693	5,655,361
Shares reacquired	(1,647,041)	(22,156,258)

Net increase (decrease) in shares outstanding	852,060	$11,147,581

Class M
Year ended July 31, 2008:
Shares sold	56,883	$714,473
Shares issued in reinvestment of dividends and distributions	64,944	800,109
Shares reacquired	(264,274)	(3,285,302)

Net increase (decrease) in shares outstanding before conversion	(142,447)	(1,770,720)
Shares reaquired upon conversion into Class A	(209,064)	(2,549,474)

Net increase (decrease) in shares outstanding	(351,511)	$(4,320,194)

Year ended July 31, 2007:
Shares sold	490,869	$6,568,876
Shares issued in reinvestment of dividends and distributions	51,728	674,530
Shares reacquired	(294,502)	(3,962,467)

Net increase (decrease) in shares outstanding before conversion	248,095	3,280,939
Shares reaquired upon conversion into Class A	(95,632)	(1,292,647)

Net increase (decrease) in shares outstanding	152,463	$1,988,292

Target Asset Allocation Funds/Target Growth Allocation Fund	55

Notes to Financial Statements

continued

Class R	Shares	Amount
Year ended July 31, 2008:
Shares sold	8,629	$108,044
Shares issued in reinvestment of dividends and distributions	2,277	29,872
Shares reacquired	(5,535)	(72,823)

Net increase (decrease) in shares outstanding	5,371	$65,093

Year ended July 31, 2007:
Shares sold	14,326	$204,165
Shares issued in reinvestment of dividends and distributions	1,222	16,823
Shares reacquired	(7,387)	(104,342)

Net increase (decrease) in shares outstanding	8,161	$116,646

Class X
Year ended July 31, 2008:
Shares sold	114,969	$1,438,388
Shares issued in reinvestment of dividends and distributions	37,025	455,406
Shares reacquired	(134,619)	(1,625,903)

Net increase (decrease) in shares outstanding before conversion	17,375	267,891
Shares reaquired upon conversion into Class A	(2,422)	(33,505)

Net increase (decrease) in shares outstanding	14,953	$234,386

Year ended July 31, 2007:
Shares sold	159,233	$2,128,949
Shares issued in reinvestment of dividends and distributions	21,717	282,753
Shares reacquired	(138,157)	(1,867,921)

Net increase (decrease) in shares outstanding before conversion	42,793	543,781
Shares reaquired upon conversion into Class A	(591)	(8,225)

Net increase (decrease) in shares outstanding	42,202	$535,556

Class Z
Year ended July 31, 2008:
Shares sold	97,926	$1,380,586
Shares issued in reinvestment of dividends and distributions	53,080	717,113
Shares reacquired	(307,317)	(4,137,549)

Net increase (decrease) in shares outstanding	(156,311)	$(2,039,850)

Year ended July 31, 2007:
Shares sold	160,507	$2,318,709
Shares issued in reinvestment of dividends and distributions	29,201	412,612
Shares reacquired	(172,552)	(2,498,124)

Net increase (decrease) in shares outstanding	17,156	$233,197

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Note 7. New Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Note 8. Subsequent Events

As noted in the Portfolio of Investments, the Fund held securities issued by Federal Housing Finance Agency, Lehman Brothers Holdings, Inc. (Lehman) and American International Group (AIG). Subsequent to the year end, the Federal Housing Finance Agency has placed Fannie Mae and Freddie Mac into conservatorship. In addition, Lehman filed for Chapter 11 bankruptcy. With respect to securities issued by AIG or for which AIG is counterparty, the Federal Reserve Board, with the full support of the Treasury Department, authorized the Federal Reserve Bank of New York to lend up to $85 billion to AIG. The secured loan has terms and conditions designed to protect the interests of the U.S. government and taxpayers. The values of the positions held by the Fund have been adversely impacted since the date of these financial statements; however, the impact on the net assets of the Fund is not material.

Target Asset Allocation Funds/Target Growth Allocation Fund	57

Financial Highlights

Class A
Year Ended July 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.62

Income (loss) from investment operations:
Net investment income (loss)	.13
Net realized and unrealized gain (loss) on investment transactions	(1.90)

Total from investment operations	(1.77)

Less Dividends and Distributions:
Dividends from net investment income	(.07)
Distributions from net realized gains	(1.26)

Total dividends and distributions	(1.33)

Net asset value, end of year	$11.52

Total Return(a)	(13.25)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$124,579
Average net assets (000)	$135,539
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.36%
Expenses, excluding distribution and service (12b-1) fees	1.11%
Net investment income (loss)	1.01%
For Class A, B, C, M, R, X and Z shares:
Portfolio turnover rate	83%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

58	Visit our website at www.prudential.com

Class A
Year Ended July 31,
2007(b)	2006(b)	2005(b)	2004(b)

$13.26	$13.36	$10.96	$9.53

.09	.08	.02	(.03)
2.12	.93	2.38	1.46

2.21	1.01	2.40	1.43

(.01)	—	—	—
(.84)	(1.11)	—	—

(.85)	(1.11)	—	—

$14.62	$13.26	$13.36	$10.96

16.93%	8.00%	21.90%	15.01%

$138,579	$99,960	$62,948	$45,622
$124,296	$78,993	$52,589	$43,525

1.35%	1.38%	1.38%	1.43%
1.10%	1.13%	1.13%	1.18%
.65%	.57%	.20%	(.25)%

71%	85%	200%	79%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	59

Financial Highlights

continued

Class B
Year Ended July 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.67

Income (loss) from investment operations:
Net investment income (loss)	.03
Net realized and unrealized gain (loss) on investment transactions	(1.76)

Total from investment operations	(1.73)

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(1.26)

Total distributions	(1.26)

Net asset value, end of year	$10.68

Total Return(a)	(13.86)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$58,763
Average net assets (000)	$78,596
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.11%
Expenses, excluding distribution and service (12b-1) fees	1.11%
Net investment income (loss)	.26%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

60	Visit our website at www.prudential.com

Class B
Year Ended July 31,
2007(b)	2006(b)	2005(b)	2004(b)

$12.53	$12.78	$10.56	$9.25

(.01)	(.03)	(.06)	(.11)
1.99	.89	2.28	1.42

1.98	.86	2.22	1.31

—	—	—	—
(.84)	(1.11)	—	—

(.84)	(1.11)	—	—

$13.67	$12.53	$12.78	$10.56

16.14%	7.06%	21.02%	14.16%

$93,021	$99,928	$112,312	$94,066
$100,142	$109,700	$103,140	$90,535

2.10%	2.13%	2.13%	2.18%
1.10%	1.13%	1.13%	1.18%
(.08)%	(.20)%	(.55)%	(1.00)%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	61

Financial Highlights

continued

Class C
Year Ended July 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.67

Income (loss) from investment operations:
Net investment income (loss)	.03
Net realized and unrealized gain (loss) on investment transactions	(1.76)

Total from investment operations	(1.73)

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(1.26)

Total distributions	(1.26)

Net asset value, end of year	$10.68

Total Return(a)	(13.86)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$76,714
Average net assets (000)	$96,952
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.11%
Expenses, excluding distribution and service (12b-1) fees	1.11%
Net investment income (loss)	.26%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

62	Visit our website at www.prudential.com

Class C
Year Ended July 31,
2007(b)	2006(b)	2005(b)	2004(b)

$12.53	$12.78	$10.56	$9.25

(.01)	(.02)	(.06)	(.11)
1.99	.88	2.28	1.42

1.98	.86	2.22	1.31

—	—	—	—
(.84)	(1.11)	—	—

(.84)	(1.11)	—	—

$13.67	$12.53	$12.78	$10.56

16.14%	7.06%	21.02%	14.16%

$109,912	$90,092	$76,811	$61,606
$105,155	$83,200	$68,555	$58,465

2.10%	2.13%	2.13%	2.18%
1.10%	1.13%	1.13%	1.18%
(.09)%	(.19)%	(.55)%	(1.00)%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	63

Financial Highlights

continued

Class M
Year Ended July 31, 2008(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.70

Income (loss) from investment operations:
Net investment income (loss)	.03
Net realized and unrealized gain (loss) on investment transactions	(1.77)

Total from investment operations	(1.74)

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(1.26)

Total distributions	(1.26)

Net asset value, end of period	$10.70

Total Return(b)	(13.91)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$4,712
Average net assets (000)	$8,028
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	2.11%
Expenses, excluding distribution and service (12b-1) fees	1.11%
Net investment income (loss)	.25%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

64	Visit our website at www.prudential.com

Class M
Year Ended July 31, 2007(d)	Year Ended July 31, 2006(d)	October 4, 2004(a) through July 31, 2005(d)

$12.54	$12.78	$11.07

(.01)	(.02)	(.05)
2.01	.89	1.76

2.00	.87	1.71

—	—	—
(.84)	(1.11)	—

(.84)	(1.11)	—

$13.70	$12.54	$12.78

16.28%	7.14%	15.45%

$10,851	$8,019	$2,990
$10,882	$5,619	$1,542

2.10%	2.13%	2.13	%(c)
1.10%	1.13%	1.13	%(c)
(.10)%	(.13)%	(.51	)%(c)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	65

Financial Highlights

continued

Class R
Year Ended July 31, 2008(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.52

Income (loss) from investment operations:
Net investment income	.10
Net realized and unrealized gain (loss) on investment transactions	(1.88)

Total from investment operations	(1.78)

Less Dividends and Distributions:
Dividends from net investment income	(.04)
Distributions from net realized gains	(1.26)

Total dividends and distributions	(1.30)

Net asset value, end of period	$11.44

Total Return(b)	(13.42)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$323
Average net assets (000)	$339
Ratios to average net assets(h):
Expenses, including distribution and service (12b-1) fees(f)	1.61%
Expenses, excluding distribution and service (12b-1) fees	1.11%
Net investment income	.77%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.
(e)	Less than $.005 per share.
(f)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily assets of the Class R shares.
(g)	Less than .005%
(h)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

66	Visit our website at www.prudential.com

Class R
Year Ended July 31, 2007(d)	Year Ended July 31, 2006(d)	October 4, 2004(a) through July 31, 2005(d)

$13.21	$13.34	$11.51

.05	.07	—	(e)
2.11	.91	1.83

2.16	.98	1.83

(.01)	—	—
(.84)	(1.11)	—

(.85)	(1.11)	—

$14.52	$13.21	$13.34

16.76%	7.69%	15.90%

$333	$195	$3
$284	$89	$3

1.60%	1.63%	1.63	%(c)
1.10%	1.13%	1.13	%(c)
.36%	.51%	—	%(c)(g)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	67

Financial Highlights

continued

Class X
Year Ended July 31, 2008(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.68

Income (loss) from investment operations:
Net investment income (loss)	.03
Net realized and unrealized gain (loss) on investment transactions	(1.77)

Total from investment operations	(1.74)

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(1.26)

Total distributions	(1.26)

Net asset value, end of period	$10.68

Total Return(b)	(13.93)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3,759
Average net assets (000)	$4,440
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	2.11%
Expenses, excluding distribution and service (12b-1) fees	1.11%
Net investment income (loss)	.26%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

68	Visit our website at www.prudential.com

Class X
Year Ended July 31, 2007(d)	Year Ended July 31, 2006(d)	October 4, 2004(a) through July 31, 2005(d)

$12.55	$12.79	$11.07

(.01)	(.01)	(.05)
1.98	.88	1.77

1.97	.87	1.72

—	—	—
(.84)	(1.11)	—

(.84)	(1.11)	—

$13.68	$12.55	$12.79

16.03%	7.13%	15.54%

$4,613	$3,703	$1,158
$4,643	$2,043	$608

2.10%	2.13%	2.13	%(c)
1.10%	1.13%	1.13	%(c)
(.09)%	(.09)%	(.52	)%(c)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	69

Financial Highlights

continued

Class Z
Year Ended July 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.95

Income (loss) from investment operations:
Net investment income	.17
Net realized and unrealized gain (loss) on investment transactions	(1.94)

Total from investment operations	(1.77)

Less Dividends and Distributions:
Dividends from net investment income	(.11)
Distributions from net realized gains	(1.26)

Total dividends and distributions	(1.37)

Net asset value, end of year	$11.81

Total Return(a)	(13.00)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$5,234
Average net assets (000)	$7,414
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.11%
Expenses, excluding distribution and service (12b-1) fees	1.11%
Net investment income	1.25%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Less than $.005 per share.
(d)	Less than .005%
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

70	Visit our website at www.prudential.com

Class Z
Year Ended July 31,
2007(b)	2006(b)	2005(b)	2004(b)

$13.54	$13.58	$11.11	$9.64

.13	.11	.05	—	(c)
2.15	.96	2.42	1.47

2.28	1.07	2.47	1.47

(.03)	—	—	—
(.84)	(1.11)	—	—

(.87)	(1.11)	—	—

$14.95	$13.54	$13.58	$11.11

17.32%	8.25%	22.23%	15.25%

$8,965	$7,884	$7,179	$5,297
$8,670	$6,977	$5,709	$3,837

1.10%	1.13%	1.13%	1.18%
1.10%	1.13%	1.13%	1.18%
.91%	.86%	.45%	—	%(d)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	71

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Target Asset Allocation Funds—Target Growth Allocation Fund:

We have audited the accompanying statement of assets and liabilities of the Target Growth Allocation Fund (hereafter referred to as the “Fund”), a portfolio of the Target Asset Allocation Funds, including the portfolio of investments, as of July 31, 2008, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

September 26, 2008

72	Visit our website at www.prudential.com

Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (July 31, 2008) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended July 31, 2008, the Fund paid distributions for Class A, Class R and Class Z shares of $.07 per share, $.04 per share, and $.11 per share, respectively, from net investment income and $.37 per share of short-term capital gains for Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares which are taxable as ordinary income. Additionally, the Fund paid $.89 per share of long-term capital gains for Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares which are taxable as such.

As required by the Internal Revenue Code, the following percentages of ordinary income dividends paid for the year ended July 31, 2008 have been designated as 1) Qualified for the reduced tax rate (QDI) under The Job and Growth Tax Relief Reconciliation Act of 2003 2) dividends received deduction (DRD) eligible for corporate shareholders 3) interest related (QII) dividends under The American Job Creation Act of 2004 and 4) qualified short-term gain (QSTG) dividends under The American Job Creation Act of 2004:

	QDI(1)	DRD(2)	QII(3)	QSTG(4)
Target Growth Allocation Fund	76.82%	53.26%	0.00%	94.63%

Interest-related dividends and short-term capital gain dividends do not include any distributions paid by a Fund with respect to Fund tax years beginning after December 31, 2007. Consequently, this provision expires with respect such distributions paid after the Fund’s fiscal year end July 31, 2008.

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends received by you in calendar year 2008.

Target Asset Allocation Funds/Target Growth Allocation Fund	73

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (January 2003-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

None.
Linda W. Bynoe (56) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co. (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 63	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987-2000).	None.
Michael S. Hyland, CFA (62) Board Member Portfolios Overseen: 63	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co., Inc.	None.
Robert E. La Blanc (74) Board Member Portfolios Overseen: 63	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (66) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 63	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (68) Board Member & Independent Chair Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 63

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Target Asset Allocation Funds/Target Growth Allocation Fund

Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 147

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

1	The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E. A. Carson, 2003; Michael S. Hyland, 2008; Robert E. LaBlanc, 1999; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Judy A. Rice, Board Member and President since 2003; Robert F. Gunia, Board Member and Vice President since 1999.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (33) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1997-2005).
Andrew R. French (45) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Target Asset Allocation Funds/Target Growth Allocation Fund

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.

[1]	The year that each individual became an Officer of the Funds is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

° Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

° Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

° There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

° “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

° “Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Target Asset Allocation Funds oversees the management of the Target Growth Allocation Fund (the “Fund”), and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements. In considering the renewal of the agreements, the Board, including a majority of the Independent Trustees, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three- and five-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Target Asset Allocation Funds, and between PI and each subadviser1, each of which serve as subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

1 The Fund’s subadvisers are: Marsico Capital Management, LLC, Goldman Sachs Asset Management, Hotchkis and Wiley Capital Management, J.P. Morgan Investment Management, NFJ Investment Management L.P., Eagle Asset Management, EARNEST Partners, LLC, Vaughan Nelson Investment Management, L.P., LSV Asset Management, and Thornburg Investment Management, Inc.

Target Asset Allocation Funds/Target Growth Allocation Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

I. Renewal of Existing Management and Subadvisory Agreements:

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers; as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Performance of Target Growth Allocation Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to

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its Performance Universe (the Lipper Multi-Cap Core Funds Performance Universe) was in the first quartile for the three- and five-year periods, and was in the second quartile for the one-year period. The Board also noted that the Fund outperformed its benchmark index over the one-, three- and five-year periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s first quartile, and that the Fund’s total expenses ranked in the second quartile.

The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that none of the subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes

Target Asset Allocation Funds/Target Growth Allocation Fund

Approval of Advisory Agreements (continued)

economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

II. Approval of New Subadvisory Agreement:

At the meetings held on June 3-5, 2008, the Board, including all of the Independent Trustees, approved a new subadvisory agreement for the Fund, as explained below.

Pursuant to a recommendation by PI, the Board approved a new subadvisory agreement between PI and Eagle Asset Management (“Eagle”) and the termination of the existing subadvisory agreement with RS Investment Management Co. LLC. (“RS”). The Board noted that its renewal of the existing subadvisory agreement between PI and RS was intended only as an interim renewal to permit PI to effect an orderly transition of subadvisory responsibilities from RS to Eagle.

Reasons for Recommending the New Subadvisory Agreement

PI recommended to the Board that it approve a new subadvisory agreement with Eagle with respect to the small-cap growth sleeve of the Fund based on the sleeve’s long-term underperformance. The Board considered an analysis prepared by SIRG and noted SIRG’s recommendation that the Fund would be better served in the future by switching subadvisers.

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Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by RS under the current subadvisory agreement and those that would be provided by Eagle under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that RS and Eagle were each required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the Eagle management team. The Board met with representatives from Eagle and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Fund. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Eagle. The Board noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to Eagle.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Fund by Eagle and that there was a reasonable basis on which to conclude that the Fund would benefit from the subadvisory services to be provided by Eagle under the new subadvisory agreement.

Performance of the Fund

The Board received and considered information regarding the performance of other investment companies managed by Eagle utilizing investment styles and strategies similar to that proposed for the Fund.

Investment Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rates payable by PI to Eagle under the proposed new subadvisory agreement. The Board also considered, among other things, the fee rates payable to Eagle by other funds with investment objective similar to that of the Fund. The Board noted that PI pays the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of fees paid by the Fund. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by PI.

Target Asset Allocation Funds/Target Growth Allocation Fund

Approval of Advisory Agreements (continued)

The Board concluded that the proposed subadvisory fee rates under the new subadvisory agreement were reasonable.

Subadviser’s Profitability

Because the engagement of Eagle is new, there is no historical profitability with regard to its arrangements with the Fund. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Fund contained breakpoints that reduce the fee rate on assets above specified levels, but did not consider this as a factor, because, as discussed above, PI pays the subadvisory fees.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential ancillary benefits that might be received by Eagle and its affiliates as a result of its relationships with the Fund. The Board concluded that the potential benefits to be derived by Eagle included the ability to use soft dollar credits, brokerage commissions received by affiliates of Eagle, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits to be derived by PI and Eagle were consistent with the types of benefits generally derived by subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreement was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/08
	One Year	Five Years	Since Inception
Class A	–18.02%	7.73%	4.95%
Class B	–17.76	8.01	4.79
Class C	–14.64	8.15	4.79
Class M	–18.59	N/A	5.09
Class R	–13.48	N/A	6.25
Class X	–18.61	N/A	4.83
Class Z	–13.06	9.24	5.85

Average Annual Total Returns (Without Sales Charges) as of 7/31/08
	One Year	Five Years	Since Inception
Class A	–13.25%	8.96%	5.57%
Class B	–13.86	8.15	4.79
Class C	–13.86	8.15	4.79
Class M	–13.91	N/A	5.75
Class R	–13.48	N/A	6.25
Class X	–13.93	N/A	5.70
Class Z	–13.06	9.24	5.85

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to

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the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. Maximum sales charge is 5.50%. Gross operating expenses: Class A, 1.41%; Class B, 2.11%; Class C, 2.11%; Class M, 2.11%; Class R, 1.86%; Class X, 2.11%; Class Z, 1.11%. Net operating expenses apply to: Class A, 1.36%; Class B, 2.11%; Class C, 2.11%; Class M, 2.11%; Class R, 1.61%; Class X, 2.11%; Class Z, 1.11%, after contractual reduction through 11/30/09.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, B, C, and Z, 11/18/98; Class M, R, and X, 10/04/04.

The graph compares a $10,000 investment in the Target Growth Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and a Customized Benchmark for the Target Growth Allocation Fund (Customized Blend) by portraying the initial account values at the commencement of operations for Class A shares (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2008) as measured on a quarterly basis. The S&P 500 Index and the Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Customized Benchmark is a model portfolio consisting of the Russell 3000 Index (80%) and the MSCI EAFE (20%). Each component of the Customized Blend is an unmanaged index generally considered to represent the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year, a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year, a 12b-1 fee of 1% annually. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. Class R and Z shares are not subject to a sales charge. Class Z shares are not subject to a 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Target Asset Allocation Funds/Target Growth Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudential.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Eagle Asset Management	880 Carillon Parkway St. Petersburg, FL 33716

	EARNEST Partners, LLC	75 14th Street, Suite 2300 Atlanta, GA 30309

	Goldman Sachs Asset Management	32 Old Slip, 23rd Floor New York, NY 10005

	Hotchkis and Wiley Capital Management	725 South Figueroa Street Suite 3900 Los Angeles, CA 90017

	J.P. Morgan Investment Management	522 Fifth Avenue 13th Floor New York, NY 10036

	LSV Asset Management	One North Wacker Drive Suite 4000 Chicago, IL 60606

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	NFJ Investment Group L.P.	2100 Ross Avenue Suite 1840 Dallas, TX 75201

	Thornburg Investment Management, Inc.	119 East Marcy Street Santa Fe, NM 87501

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudential.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Asset Allocation Funds, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Target Growth Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PHGAX	PIHGX	PHGCX	N/A	PGARX	N/A	PDHZX
CUSIP	87612A823	87612A815	87612A799	87612A765	87612A781	87612A757	87612A773

MFSP504E5    IFS-A155079    Ed. 09/2008

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2008 and July 31, 2007 KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $146,674 and $139,577, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2008 and 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2008 and 2007 was $26,200 and $296,000, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

      (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

      (3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Target Asset Allocation Funds

By	(Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date September 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date September 25, 2008

By	(Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date September 25, 2008

*	Print the name and title of each signing officer under his or her signature.